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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2010 through March 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer Strategic
Income Fund
--------------------------------------------------------------------------------
Semiannual Report | March 31, 2011
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PSRAX
Class B   PSRBX
Class C   PSRCX
Class R   STIRX
Class Y   STRYX
Class Z   STIZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                            2
Portfolio Management Discussion                  4
Portfolio Summary                                8
Prices and Distributions                         9
Performance Update                              10
Comparing Ongoing Fund Expenses                 16
Schedule of Investments                         18
Financial Statements                            79
Notes to Financial Statements                   89
Approval of Investment Advisory Agreement      100
Trustees, Officers and Service Providers       104


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    1

President's Letter

Dear Shareowner,

In 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remained a problem throughout the year. Wary investors, concerned about risk, gravitated towards cash and bonds for most of 2010, until better economic news in the final few months of the year caused a slight shift in investor sentiment back towards stocks, thus lifting equity returns.

Pioneer remains generally optimistic about the prospects for economic recovery. The recovery process may occur more slowly than many would like, and may be accompanied by short-term market swings. But our investment professionals are finding what we believe are good opportunities to invest in both equities and bonds.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, while equity markets barely budged, even though equity valuations were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors. Ultimately, many of those long-term investors were rewarded when the equity markets finally rallied over the last few months of 2010.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets


2    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.



Sincerely,

/s/ Daniel K. Kingsbury



Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    3

Portfolio Management Discussion | 3/31/11

Buttressed by a strengthening economy, the market for corporate bonds and other credit-sensitive securities outpaced government securities and other high-grade debt during the six months ended March 31, 2011. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income Fund over the six months. Mr. Taubes, Chief Investment Officer, U.S., at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended March 31, 2011?

A Pioneer Strategic Income Class A shares produced a total return of 3.62% at net asset value during the six months ended March 31, 2011, while the Fund's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned -0.37%. Over the same period, the average return of the 185 mutual funds in Lipper's Multi-Sector Income Funds category was 2.98%. On March 31, 2011, the 30-day SEC yield on the Fund's Class A shares was 4.47%

Q What were the principal factors affecting the Fund's performance during the six months ended March 31, 2011?

A It was a period in which the domestic fixed-income market delivered relatively modest returns, with Treasuries producing negative results. However, the Fund's emphasis on corporate debt, its cautious positioning against the risk of rising interest rates and its exposure to strengthening foreign currencies all combined to lead to healthy returns relative to the benchmark Barclays Index. Good security selections of corporate bonds and bank loans, based upon our fundamental credit research, also helped the Fund outperform the benchmark during the six-month period.

   During the period, the Fund was well positioned to benefit from investors' renewed confidence in the sustainability of the economic recovery and the ability of corporations to grow their profits and meet their debt obligations. As an asset class, credit-sensitive corporate bonds, especially high-yield bonds as well as investment-grade corporate securities and commercial mortgage-backed securities, outperformed Treasuries, which suffered some price erosion as interest rates rose. The price erosion was especially acute in securities with maturities in the five-to-10-year range. The outperformance by corporate bonds represented a turnaround from trends seen during the summer of 2010, when the markets were concerned that the economic rebound was losing momentum. However, the Federal Reserve Board (the Fed) announced plans for a second round of quantitative easing ("QE2"), a policy measure designed to improve liquidity in the markets through the


4    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

   Fed's purchase of Treasury debt on the open market. The announcement seemed to quell worries that the economy would fall into a "double-dip recession." Shortly after the Fed's QE2 announcement, new economic data began indicating that the economy was indeed gaining strength. Almost paradoxically, interest rates of Treasuries with maturities between five and 10 years rose during the period, which was the reverse of what one would normally expect when the Fed is buying Treasuries. Corporate rates rose less than those of Treasuries, however, and corporates outperformed government securities and other high-quality bonds as the interest rate spreads -- or differences in yields over Treasuries -- narrowed, resulting in better price performance by corporates as fixed-income investors anticipated a stronger economy.

   While investment-grade corporate bonds did suffer some price erosion during the six months ended March 31, 2011, the superior yields of corporate securities relative to Treasuries helped them to achieve positive performance during the period (in contrast to Treasuries, which generated negative returns). Within the Treasury market, intermediate-term issues tended to suffer greater price loss than longer-term Treasuries, as intermediate rates increased more than long-term rates.

Q How did the Fund's positioning lead to its outperformance of the Barclays Index during the six months ended March 31, 2011?

A The Fund's interest-rate positioning was good, as the portfolio's duration -- which is a measure of a portfolio's price-sensitivity to changes in interest rates -- was lower than the benchmark Barclays Index. At the end of the six-month period on March 31, 2011, for example, the Fund's effective duration was 3.90 years, while the effective duration of the Barclays Index was 5.06 years. In addition, sector allocation also helped performance, as the Fund emphasized corporate debt, including high yield-bonds, while underweighting Treasuries. Our focus on both high-yielding corporate bonds and high-yielding bank loans provided particularly strong support for the Fund's relative returns. On March 31, 2011, roughly 30% of the Fund's net assets were invested in domestic high-yield bonds, another 20% was invested in investment-grade corporate debt, and 14.5% of the Fund's assets were invested in floating-rate bonds. Mortgage-backed securities accounted for 19% of the Fund's net assets, including 2.8% in commercial mortgages, which outperformed government-agency mortgage-backed securities (MBS). Only 2.8% of the Fund's assets were invested in U.S. Treasuries and government agency securities, excluding agency MBS, as of March 31, 2011.

   Individual security selection, which was the result of our intensive emphasis on individual credit research into corporate bonds and other forms of debt, also was helpful to the Fund's performance during the period, while currency positioning added further support to benchmark-relative returns.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    5

   Several convertible securities performed well, including the Fund's investments in convertibles issued by Hologic, which produces diagnostic medical equipment; WESCO International, a distributor of industrial products; and Massey Energy, a coal company that received a takeover proposal at a premium stock price. Also outperforming during the six-month period were bonds of Forest City Enterprises, a real estate company that outperformed as prospects for the commercial real estate industry improved.

   The Fund did own one notable disappointment during the six-month period: a very small position in a catastrophe-linked bond issued by Muteki that had direct exposure to the March 2011 earthquake and resulting tsunami in northeastern Japan. A catastrophe-linked bond is a high-yielding bond sold by property-and-casualty reinsurance companies to spread the risks of property claims from natural disasters. The Muteki catastrophe-linked bond's value plummeted after the disaster in Japan. Because the investment represented such a small position in the Fund's portfolio, the loss did not have a significant negative impact on overall performance results.

   During a period in which the U.S. dollar declined in value relative to many foreign currencies, the Fund typically held between 9% and 10% of its investments in foreign currencies. Exposure to the currencies of Sweden, Norway and Canada were especially helpful to the Fund's returns. At the end of the six-month period, roughly 7.9% of Fund assets were invested in securities denominated in foreign currencies.

   As of March 31, 2011, the Fund's other foreign exposures included a 14.6% weighting to international investment-grade securities (including 6.1% in non-U.S. government debt), and a 10.7% allocation to international high-yield and emerging market debt.

Q  What is your investment outlook?

A We think the economy should continue to expand in 2011, with a growth rate in gross domestic product (GDP) somewhere near 3%, which should be good for corporate securities in general. However, there may be a short-term plateau in the economic expansion. A combination of factors could contribute to the possible leveling off, including the rapid increase in energy costs due to the spike in oil prices, the relatively modest pace of new-job creation, and the lack of any significant improvement in personal income growth. In addition, the natural disaster in Japan may lead to some short-term supply chain disruptions, especially in the automotive industry and in electronics manufacturing. We expect any near-term problems in supply will be made up for later on, so long as demand persists.

   Given the immediate challenges, we think it is possible, in the near term, that we could see a slight pullback from the improvement in the corporate bond market. Longer term, however, continued low interests rates should


6    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
   help corporate bonds. In addition, we do not expect the Fed to renew its quantitative easing activities, but expect that it will keep the influential Federal funds rate relatively low.

   We believe that corporations are in generally good financial shape, with strong earnings, healthy profit margins, and good growth prospects. In addition, default rates for corporate bonds remain very low. Given all those factors, we remain positive about the opportunities in the credit markets, especially corporate bonds.

Please refer to the Schedule of Investments on pages 18-78 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    7

Portfolio Summary | 3/31/11

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

U.S. Corporate Bonds                                     44.7%
Senior Floating Rate Loans                               13.4%
Collateralized Mortgage Obligations                      10.9%
Foreign Government Bonds                                  6.1%
U.S. Government Securities                                5.7%
Municipal Bonds                                           5.6%
Asset Backed Securities                                   5.0%
Temporary Cash Investments                                5.0%
Convertible Corporate Bonds                               2.7%
U.S. Preferred Stocks                                     0.8%
U.S. Common Stocks                                        0.1%


Portfolio Quality

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)


[The following data was represented as a pie chart in the printed material]

AAA                                                       4.3%
AA                                                        2.4%
A                                                         7.0%
BBB                                                      20.8%
Below BBB                                                43.9%
Cash Equivalents                                          2.4%
Treasury/Agency                                          19.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*


 1.    Canada Housing Trust No. 1, 3.75%, 3/15/20                                      0.87%
 2.    Canadian Government Bond, 2.0%, 6/1/16                                          0.82
 3.    International Bank for Reconstruction & Development, 3.25%, 4/14/14             0.73
 4.    U.S. Treasury Notes, 4.5%, 8/15/39                                              0.64
 5.    Norway Treasury Bill, 0.0%, 6/15/11                                             0.60
 6.    U.S. Treasury Notes, 4.375%, 11/15/39                                           0.55
 7.    Brazilian Government, 10.25%, 1/10/28                                           0.54
 8.    Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36         0.51
 9.    Goldman Sachs Capital, Floating Rate Note, 12/29/49                             0.50
10.    Canada Housing Trust No. 1, 3.8%, 6/15/21                                       0.49

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Prices and Distributions | 3/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------
    Class          3/31/11          9/30/10
--------------------------------------------
       A           $ 11.06          $ 10.99
--------------------------------------------
       B           $ 10.90          $ 10.83
--------------------------------------------
       C           $ 10.83          $ 10.76
--------------------------------------------
       R           $ 11.24          $ 11.17
--------------------------------------------
       Y           $ 11.07          $ 11.00
--------------------------------------------
       Z           $ 11.05          $ 10.98
--------------------------------------------


Distributions per Share: 10/1/10-3/31/11
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                 Net Investment     Short-Term        Long-Term
    Class           Income         Capital Gains     Capital Gains
-------------------------------------------------------------------
      A            $ 0.2881          $ 0.0337          $ --
-------------------------------------------------------------------
      B            $ 0.2391          $ 0.0337          $ --
-------------------------------------------------------------------
      C            $ 0.2443          $ 0.0337          $ --
-------------------------------------------------------------------
      R            $ 0.2738          $ 0.0337          $ --
-------------------------------------------------------------------
      Y            $ 0.3084          $ 0.0337          $ --
-------------------------------------------------------------------
      Z            $ 0.3043          $ 0.0337          $ --
-------------------------------------------------------------------


The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.


                Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    9

Performance Update | 3/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
----------------------------------------------------------------
                                 Net Asset     Public Offering
Period                           Value (NAV)   Price (POP)
----------------------------------------------------------------
10 Years                         8.86%         8.36%
5 Years                          8.16          7.17
1 Year                           9.92          4.98
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                 1.10%         1.10%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001                $9,550           $10,000
3/31/2002               $10,175           $10,511
3/31/2003               $11,600           $11,716
3/31/2004               $13,551           $12,504
3/31/2005               $14,490           $12,712
3/31/2006               $15,084           $13,086
3/31/2007               $16,223           $14,004
3/31/2008               $17,032           $14,924
3/31/2009               $15,295           $15,089
3/31/2010               $20,311           $16,656
3/31/2011               $22,326           $17,610


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Performance Update | 3/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
-----------------------------------------------------------------
                                 If            If
Period                           Held          Redeemed
----------------------------------------------------------------
10 Years                         8.03%         8.03%
5 Years                          7.33          7.33
1 Year                           9.12          5.12
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                 1.86%         1.86%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001               $10,000           $10,000
3/31/2002               $10,572           $10,511
3/31/2003               $11,960           $11,716
3/31/2004               $13,861           $12,504
3/31/2005               $14,712           $12,712
3/31/2006               $15,195           $13,086
3/31/2007               $16,207           $14,004
3/31/2008               $16,894           $14,924
3/31/2009               $15,043           $15,089
3/31/2010               $19,833           $16,656
3/31/2011               $21,642           $17,610


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    11

Performance Update | 3/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
-----------------------------------------------------------------
                                 If            If
Period                           Held          Redeemed
----------------------------------------------------------------
10 Years                         8.08%         8.08%
5 Years                          7.39          7.39
1 Year                           9.26          9.26
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                 1.78%         1.78%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001               $10,000           $10,000
3/31/2002               $10,583           $10,511
3/31/2003               $11,976           $11,716
3/31/2004               $13,859           $12,504
3/31/2005               $14,721           $12,712
3/31/2006               $15,227           $13,086
3/31/2007               $16,240           $14,004
3/31/2008               $16,939           $14,924
3/31/2009               $15,097           $15,089
3/31/2010               $19,907           $16,656
3/31/2011               $21,751           $17,610


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Performance Update | 3/31/11                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
-----------------------------------------------------------------
                                 If            If
Period                           Held          Redeemed
----------------------------------------------------------------
10 Years                         8.63%         8.63%
5 Years                          7.92          7.92
1 Year                           9.71          9.71
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                 1.41%         1.41%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001               $10,000           $10,000
3/31/2002               $10,598           $10,511
3/31/2003               $12,023           $11,716
3/31/2004               $14,114           $12,504
3/31/2005               $15,046           $12,712
3/31/2006               $15,639           $13,086
3/31/2007               $16,789           $14,004
3/31/2008               $17,600           $14,924
3/31/2009               $15,752           $15,089
3/31/2010               $20,866           $16,656
3/31/2011               $22,892           $17,610


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    13

Performance Update | 3/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
-----------------------------------------------------------------
                                 If            If
Period                           Held          Redeemed
----------------------------------------------------------------
10 Years                          9.14%         9.14%
5 Years                           8.55          8.55
1 Year                           10.34         10.34
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                  0.69%         0.69%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5,000,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001                $5,000,000       $5,000,000
3/31/2002                $5,325,668       $5,255,486
3/31/2003                $6,071,533       $5,857,867
3/31/2004                $7,092,892       $6,252,111
3/31/2005                $7,605,659       $6,355,870
3/31/2006                $7,958,534       $6,542,802
3/31/2007                $8,577,919       $7,002,101
3/31/2008                $9,052,654       $7,462,018
3/31/2009                $8,161,165       $7,544,366
3/31/2010               $10,870,746       $8,327,913
3/31/2011               $11,994,483       $8,805,123


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Performance Update | 3/31/11                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.


Average Annual Total Returns
(As of March 31, 2011)
-----------------------------------------------------------------
                                 If            If
Period                           Held          Redeemed
----------------------------------------------------------------
10 Years                          8.90%         8.90%
5 Years                           8.24          8.24
1 Year                           10.26         10.26
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated February 1, 2011)
----------------------------------------------------------------
                                 Gross         Net
----------------------------------------------------------------
                                  0.79%         0.79%
----------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                           Barclay
                        Pioneer         Capital U.S.
                       Strategic          Universal
                      Income Fund           Index
3/31/2001               $10,000           $10,000
3/31/2002               $10,651           $10,511
3/31/2003               $12,143           $11,716
3/31/2004               $14,186           $12,504
3/31/2005               $15,169           $12,712
3/31/2006               $15,791           $13,086
3/31/2007               $16,890           $14,004
3/31/2008               $17,771           $14,924
3/31/2009               $16,011           $15,089
3/31/2010               $21,275           $16,656
3/31/2011               $23,457           $17,610


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2010 through March 31, 2011.


------------------------------------------------------------------------------------------------------------------------
     Share Class             A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 10/1/10
------------------------------------------------------------------------------------------------------------------------
Ending Account          $ 1,036.23       $ 1,032.00       $ 1,032.70       $ 1,034.30       $ 1,038.00       $ 1,037.70
Value on 3/31/11
------------------------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.38       $     9.47       $     8.87       $     7.05       $     3.71       $     3.96
During Period*
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.87%, 1.75%, 1.39%, 0.73% and 0.78% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


16    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2010 through March 31, 2011.


------------------------------------------------------------------------------------------------------------------------
     Share Class             A                B                C                R                Y                Z
------------------------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 10/1/10
------------------------------------------------------------------------------------------------------------------------
Ending Account          $ 1,019.65       $ 1,015.61       $ 1,016.21       $ 1,018.00       $ 1,021.29       $ 1,021.04
Value on 3/31/11
------------------------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.34       $     9.40       $     8.80       $     6.99       $     3.68       $     3.93
During Period*
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.87%, 1.75%, 1.39%, 0.73% and 0.78% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    17

Schedule of Investments | 3/31/11 (unaudited)


------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                        CONVERTIBLE CORPORATE BONDS -- 2.7%
                                        ENERGY -- 0.5%
                                        Coal & Consumable Fuels -- 0.3%
 11,320,000                     BB-/NR  Massey Energy Co., 3.25%, 8/1/15          $   12,805,750
------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.2%
  3,990,000                     BB/Ba3  Chesapeake Energy Corp., 2.5%,
                                        5/15/37                                   $    4,334,138
  4,600,000                     BB/Ba3  Chesapeake Energy Corp., 2.25%,
                                        12/15/38                                       4,226,250
                                                                                  --------------
                                                                                  $    8,560,388
                                                                                  --------------
                                        Total Energy                              $   21,366,138
------------------------------------------------------------------------------------------------
                                        MATERIALS -- 0.3%
                                        Forest Products -- 0.3%
  5,597,000                      BB/NR  Sino-Forest Corp., 4.25%, 12/15/16        $    7,975,725
  2,225,000                     BB/Ba2  Sino-Forest Corp., 5.0%, 8/1/13                3,128,906
                                                                                  --------------
                                                                                  $   11,104,631
                                                                                  --------------
                                        Total Materials                           $   11,104,631
------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 0.3%
                                        Electrical Components & Equipment -- 0.3%
  7,370,000                       B/B2  General Cable Corp., 4.5%, 11/15/29       $   10,290,363
                                                                                  --------------
                                        Total Capital Goods                       $   10,290,363
------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.1%
                                        Marine -- 0.1%
  7,070,000                      CC/Ca  Horizon Lines, 4.25%, 8/15/12 (b)         $    5,496,925
                                                                                  --------------
                                        Total Transportation                      $    5,496,925
------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                        Health Care Equipment -- 0.3%
  9,027,000                     BB+/NR  Hologic, Inc., 2.0%, 12/15/37 (b)         $   10,979,089
------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.0%
  2,045,000                      B+/B2  Omnicare, Inc., 3.25%, 12/15/35           $    1,896,738
------------------------------------------------------------------------------------------------
                                        Health Care Technology -- 0.1%
  1,475,000                      NR/NR  WebMD Health Corp., 2.25%, 3/31/16        $    1,428,906
  2,725,000                      NR/NR  WebMD Health Corp., 2.5%, 1/31/18              2,738,625
                                                                                  --------------
                                                                                  $    4,167,531
                                                                                  --------------
                                        Total Health Care Equipment & Services    $   17,043,358
------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                        Biotechnology -- 0.1%
  3,750,000                      NR/NR  Cubist Pharmaceuticals, Inc., 2.5%,
                                        11/1/17                                   $    4,073,438
                                                                                  --------------
                                        Total Pharmaceuticals & Biotechnology     $    4,073,438
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.2%
                                        Asset Management & Custody Banks -- 0.2%
  7,057,000                   BBB-/NR   Affiliated Managers Group, Inc., 3.95%,
                                        8/15/38 (b)                                   $    8,283,154
                                                                                      --------------
                                        Total Diversified Financials                  $    8,283,154
----------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%
                                        Technology Distributors -- 0.0%
    390,000                     B+/NR   Anixter International, Inc., 1.0%, 2/15/13    $      489,450
                                                                                      --------------
                                        Total Technology Hardware
                                        & Equipment                                   $      489,450
----------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.6%
                                        Semiconductors -- 0.6%
 19,395,000                     A-/NR   Intel Corp., 2.95%, 12/15/35 (b)              $   19,952,606
  6,635,000                    BB-/NR   SunPower Corp., 1.25%, 2/15/27                     6,485,713
  2,364,000                     NR/NR   SunPower Corp., 4.75%, 4/15/14                     2,452,650
                                                                                      --------------
                                                                                      $   28,890,969
                                                                                      --------------
                                        Total Semiconductors                          $   28,890,969
----------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.2%
                                        Wireless Telecommunication Services -- 0.2%
 10,470,000                     B-/NR   NII Holdings, 3.125%, 6/15/12                 $   10,522,350
                                                                                      --------------
                                        Total Telecommunication Services              $   10,522,350
----------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE
                                        CORPORATE BONDS
                                        (Cost $94,532,878)                            $  117,560,776
----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                                        PREFERRED STOCKS -- 0.8%
                                        CAPITAL GOODS -- 0.1%
                                        Industrial Machinery -- 0.1%
     27,900                             Stanley Black & Decker, Inc.,
                                        4.75%, 11/17/15                               $    3,340,746
                                                                                      --------------
                                        Total Capital Goods                           $    3,340,746
----------------------------------------------------------------------------------------------------
                                        BANKS -- 0.2%
                                        Diversified Banks -- 0.2%
      9,755                             Wells Fargo & Co., 7.5%, 12/31/49             $   10,098,376
                                                                                      --------------
                                        Total Banks                                   $   10,098,376
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Consumer Finance -- 0.0%
      1,900                             Ally Financial, Inc., 7.0%, 12/31/49*         $    1,767,950
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    19

--------------------------------------------------------------------------------------------------
              Floating    S&P/Moody's
 Shares       Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 0.3%
    342,000                             Citigroup Capital XIII, 7.875%, 10/30/40    $    9,370,800
    130,000                             GMAC Capital Trust I, 8.125%, 2/15/40*           3,315,000
                                                                                    --------------
                                                                                    $   12,685,800
                                                                                    --------------
                                        Total Diversified Financials                $   14,453,750
--------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.2%
                                        Real Estate Operating Companies -- 0.2%
    119,380                             Forest City Enterprises, Inc.,
                                        7.0%, 12/31/49                              $    8,296,910
                                                                                    --------------
                                        Total Real Estate                           $    8,296,910
--------------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $33,518,610)                          $   36,189,782
--------------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 0.1%
                                        MATERIALS -- 0.0%
                                        Forest Products -- 0.0%
    151,370                             Ainsworth Lumber Co., Ltd.*                 $      603,105
                                                                                    --------------
                                        Total Materials                             $      603,105
--------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.0%
                                        Airlines -- 0.0%
     79,467                             Delta Air Lines, Inc.*                      $      778,777
                                                                                    --------------
                                        Total Transportation                        $      778,777
--------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.1%
                                        Asset Management & Custody Banks -- 0.1%
    109,676                             Legg Mason, Inc. (b)                        $    3,958,207
--------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 0.0%
      4,633                             BTA Bank JSC*                               $       95,458
                                                                                    --------------
                                        Total Diversified Financials                $    4,053,665
--------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Real Estate Development -- 0.0%
    266,967                             Newhall Land Development LLC*               $      407,125
                                                                                    --------------
                                        Total Real Estate                           $      407,125
--------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $6,122,631)                           $    5,842,672
--------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------
                                        ASSET BACKED SECURITIES -- 5.0%
                                        MATERIALS -- 0.5%
                                        Aluminum -- 0.0%
1,739,904                       AA/Aa2  Bayview Financial Acquisition,
                                        0.84719%, 6/28/44                           $    1,130,440
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.1%
  1,856,206                    BBB+/A2  Lehman ABS Manufactured Housing
                                        Contract Trust, 5.873%, 5/15/22           $    1,961,490
    974,746                     AAA/NR  Newcastle Investment, 4.5%, 7/10/35              997,967
                                                                                  --------------
                                                                                  $    2,959,457
------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.1%
  2,664,885                       A/NR  Mid-State Trust, 5.25%, 11/1/20           $    2,686,902
  1,125,332                     AA/Aa2  Origen Manufactured Housing,
                                        5.73%, 11/15/35                                1,153,056
    556,530        0.00         AA/Aa2  Origen Manufactured Housing, Floating
                                        Rate Note, 1/15/35                               564,582
                                                                                  --------------
                                                                                  $    4,404,540
------------------------------------------------------------------------------------------------
                                        Steel -- 0.3%
  9,176,000                    BB/Caa1  Accredited Mortgage Loan Trust,
                                        0.40625%, 9/25/36                         $    7,489,561
  1,485,501                    AAA/Aaa  Accredited Mortgage Loan Trust,
                                        0.8015%, 10/25/34                              1,372,416
  5,509,917                    AAA/Aa1  Centex Home Equity, 3.173%, 6/25/33            5,426,717
                                                                                  --------------
                                                                                  $   14,288,694
                                                                                  --------------
                                        Total Materials                           $   22,783,131
------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.1%
                                        Auto Parts & Equipment -- 0.1%
  1,273,446                     AAA/NR  Ford Auto Securitization,
                                        1.793%, 9/15/13                           $    1,314,457
  2,000,000                     AAA/NR  Ford Auto Securitization,
                                        2.431%, 11/17/14                               2,070,190
                                                                                  --------------
                                                                                  $    3,384,647
------------------------------------------------------------------------------------------------
                                        Automobile Manufacturers -- 0.0%
  1,900,000                   BBB/Baa1  Amcar, 4.2%, 11/8/16                      $    1,939,559
                                                                                  --------------
                                        Total Automobiles & Components            $    5,324,206
------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.1%
                                        Automotive Retail -- 0.1%
  3,120,063                    NR/Baa2  U-Haul S Fleet LLC, 4.899%, 10/25/17      $    3,151,263
                                                                                  --------------
                                        Total Retailing                           $    3,151,263
------------------------------------------------------------------------------------------------
                                        BANKS -- 2.7%
                                        Diversified Banks -- 0.1%
  2,554,496                     AAA/NR  Wells Fargo Home Equity Trust,
                                        0.6415%, 12/25/35                         $    2,396,250
  1,483,000                    AAA/Aa2  Wells Fargo Home Equity Trust,
                                        0.66344%, 11/25/35                             1,316,897
  1,358,168        0.58        AAA/Aaa  Wells Fargo Home Equity Trust, Floating
                                        Rate Note, 11/25/35                            1,319,001
                                                                                  --------------
                                                                                  $    5,032,148
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    21

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 2.6%
  1,898,009        1.16         AA+/Baa2 ACE 2004-HE4 M1, Floating Rate Note,
                                         12/25/34                                    $    1,487,035
  1,527,574                       CCC/B2 ACE Securities Corp., 0.29606%,
                                         8/25/36                                          1,434,672
  1,216,737                         B/B3 ACE Securities Corp., 0.30344%,
                                         12/25/36                                         1,185,342
    775,980                      BBB+/A2 ACE Securities Corp., 6.5%, 8/15/30                792,877
  2,401,546        0.35         CCC/Caa3 ACE Securities Corp., Floating Rate Note,
                                         1/25/37                                            912,878
  1,152,570        0.66           AAA/NR ACE Securities Corp., Floating Rate Note,
                                         8/25/45                                          1,090,009
  3,567,663                      AAA/Aa1 Ameriquest Mortgage Securities, Inc.,
                                         0.5625%, 11/25/34                                3,295,329
  1,745,398        1.51          B-/Caa3 Amortizing Residential Collateral Trust,
                                         Floating Rate Note, 1/25/32                        717,057
  1,638,839        0.32            A/Ba1 Bear Stearns Asset Backed Securities,
                                         Floating Rate Note, 1/25/37                      1,538,393
  2,327,387        0.54          AAA/Aaa Bear Stearns Asset Backed Securities,
                                         Floating Rate Note, 2/25/36                      2,239,963
    484,336        0.71         AAA/Baa1 BSABS 2005-3 A1, Floating Rate Note,
                                         9/25/35                                            460,089
  2,034,059        0.39           CCC/A1 BSABS 2006-4 A1, Floating Rate Note,
                                         10/25/33                                         1,946,521
  1,303,950        0.31         AAA/Baa1 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 1/25/37                               1,283,270
    924,154        0.36           AA/Ba3 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 2/25/32                                 840,344
  1,053,341        0.38          AA+/Ba3 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 2/25/35                                 996,437
  1,304,308        0.75           AA/Aa1 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 2/25/35                               1,297,148
  2,589,660        0.37          AAA/Ba1 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 7/25/36                               2,463,114
    639,007        0.66         AAA/Baa3 Carrington Mortgage Loan Trust, Floating
                                         Rate Note, 9/25/35                                 575,138
  5,600,000                       AAA/B2 Citicorp Residential Mortgage Securities,
                                         Inc., 5.775%, 9/25/36                            5,519,993
  8,100,000        5.94             A/B1 Citicorp Residential Mortgage Securities,
                                         Inc., Floating Rate Note, 7/25/36                7,907,803
  2,168,164                       B/Caa1 Citigroup Mortgage Loan Trust, Inc.,
                                         0.32375%, 7/25/45                                1,794,551
  2,150,000                        A+/NR Citigroup Mortgage Loan Trust, Inc.,
                                         1.0115%, 5/25/35                                 1,703,150
     38,999        0.36          AAA/Aa3 Citigroup Mortgage Loan Trust, Inc.,
                                         Floating Rate Note, 10/25/36                        38,962


The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  2,429,881        0.67          AA+/Aa1 Citigroup Mortgage Loan Trust, Inc.,
                                         Floating Rate Note, 7/25/35                $    2,332,613
  3,338,514                      BBB+/B2 Countrywide Asset Backed Certificates,
                                         0.50875%, 6/25/36                               2,898,401
  3,546,452        4.46          BBB/Ba1 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 10/25/35                    3,516,842
  4,485,000        0.74           AA+/A3 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 11/25/35                    4,187,357
  2,076,899        0.46            B+/B2 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 2/25/37                     1,394,417
    952,694        0.51          AA-/Ba1 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 4/25/36                       772,991
    213,853        0.45          AA-/Ba3 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 7/25/36                       201,101
  1,951,000        0.65          AA+/Aa2 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 8/25/35                     1,770,099
  1,860,704        0.68          AA+/Aa1 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 8/25/35                     1,827,548
  2,212,835        0.00           BB+/B2 Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 8/25/36                     1,908,460
  2,501,872        0.50          BB-/Ba3 Countrywide Asset-Backed Certificates,
                                         Floating Rate Note, 4/25/36                     2,241,632
  1,600,000        6.25            AA/B1 Credit-Based Asset Servicing, Floating
                                         Rate Note, 10/25/36                             1,614,196
  1,909,628        0.35            B-/B1 Credit-Based Asset Servicing, Floating
                                         Rate Note, 4/25/37                              1,502,197
  3,445,283        5.68           B+/Ba1 CWL 2006-15 A2, Floating Rate Note,
                                         10/25/46                                        3,383,768
    732,555        0.61         AAA/Caa2 FBR Securitization Trust, Floating Rate
                                         Note, 10/25/35                                    464,837
  2,446,030                       AAA/A1 FBR Securitization Trust, 2.76188%,
                                         9/25/35                                         2,330,815
  1,141,001        0.71          AAA/Aaa First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         9/24/34                                         1,082,465
  1,004,376        0.68           AA+/NR First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         3/25/35                                           980,973
  2,700,000        0.77         AAA/Baa1 First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         9/25/35                                         2,397,959
    229,120        0.37             A/A2 Fremont Home Loan Trust, Floating Rate
                                         Note, 2/25/36                                     227,006
  3,900,000        0.79           AA+/A1 GSAA Trust, Floating Rate Note, 6/25/35         3,711,575
    334,675        0.37          B-/Caa2 GSAA Trust, Floating Rate Note, 7/25/37           315,965
    955,227        0.39            B-/B3 GSAMP Trust, Floating Rate Note,
                                         1/25/37                                           863,712


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    23

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
    13,709        0.52          AAA/Aa2 GSAMP Trust, Floating Rate Note,
                                        11/25/35                                      $       13,697
   911,721        0.69             A/A2 GSAMP Trust, Floating Rate Note,
                                        3/25/35                                              877,067
 1,562,111        0.36          AA-/Ba2 GSAMP Trust, Floating Rate Note,
                                        8/25/36                                            1,490,919
 3,050,000                        AA/NR Leaf II Receivables, 4.9%, 3/20/13                 3,017,473
 2,550,374        0.61            CC/Ca Lehman XS Trust, Floating Rate Note,
                                        12/25/35                                             747,012
 1,460,489        0.33           B/Caa1 Morgan Stanley ABS Capital, Inc., Floating
                                        Rate Note, 10/25/36                                1,312,911
   947,387        0.32            B/Ba3 Morgan Stanley ABS Capital, Inc., Floating
                                        Rate Note, 12/25/36                                  900,064
   145,110        0.36           A/Baa1 Morgan Stanley Capital Trust, Floating
                                        Rate Note, 8/25/36                                   144,685
 2,208,917        0.36          BB-/Ba3 Morgan Stanley Home Equity Loan,
                                        Floating Rate Note, 4/25/37                        2,025,625
 4,464,393        0.51          AAA/Aa3 Option One Mortgage Loan Trust, Floating
                                        Rate Note, 11/25/35                                4,266,486
   929,564        0.38            A/Aa3 Option One Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/38                                   906,841
 1,855,000        0.67           AA+/A3 RASC 2005-KS7 M1, Floating Rate Note,
                                        8/25/35                                            1,775,973
 1,694,948        0.42         AAA/Baa2 Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 10/25/35                       1,533,960
 2,150,000        0.73           AA/Ba1 Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 7/25/35                        1,941,764
 2,583,632                      AAA/Aaa Residential Asset Securities Corp.,
                                        0.7315%, 12/25/34                                  2,411,901
 1,384,976        0.49           B-/Ba2 Residential Asset Securities Corp.,
                                        Floating Rate Note, 1/25/35                        1,257,176
   212,119        0.51          AAA/Ba1 Residential Asset Securities Corp.,
                                        Floating Rate Note, 1/25/36                          198,262
   437,329        0.43         BBB+/Ba1 Residential Asset Securities Corp.,
                                        Floating Rate Note, 4/25/36                          396,012
 1,681,335        0.73          BB+/Ba1 Securitized Asset Backed Securities,
                                        Floating Rate Note, 4/25/35                        1,609,437
 1,300,000                       AA/Ba2 Structured Asset Securities Corp.,
                                        0.39375%, 3/25/37                                  1,084,673
   192,978                     AAA/Baa2 Structured Asset Securities Corp., 4.51%,
                                        2/25/35                                              193,258
   472,471        4.44         AAA/Baa2 Structured Asset Securities Corp., Floating
                                        Rate Note, 2/25/35                                   473,170
   729,980        0.38         AAA/Baa3 SVHE 2007-NS1 A1, Floating Rate Note,
                                        1/25/37                                              714,024


The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
    537,296                     NR/B1   UCFC Manufactured Housing, 6.995%,
                                        4/15/29                                      $      553,046
                                                                                     --------------
                                                                                     $  113,292,440
                                                                                     --------------
                                        Total Banks                                  $  118,324,588
---------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 1.3%
                                        Consumer Finance -- 0.1%
    422,742  0.39            BB-/Baa1   Indymac Residential Asset Backed
                                        Securities, Floating Rate Note, 4/25/47      $      416,889
  3,800,000  0.60                B/A3   Novastar Home Equity Loan, Floating Rate
                                        Note, 1/25/36                                     3,279,100
    717,119  0.51               A/Ba3   Specialty Underwriting & Residential
                                        Finance, Floating Rate Note, 9/25/36                699,848
                                                                                     --------------
                                                                                     $    4,395,837
---------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 0.4%
    480,225  0.70              AA/Aa2   Asset Backed Securities Corp., Floating
                                        Rate Note, 4/25/35                           $      467,193
  1,635,429                      B/B1   Ellington Loan Acquisition Trust,
                                        1.0625%, 5/27/37                                  1,516,275
    807,910                      B/B1   Ellington Loan Acquisition Trust,
                                        1.26375%, 5/26/37                                   750,668
  1,485,447  1.15              B+/Ba2   Ellington Loan Acquisition Trust, Floating
                                        Rate Note, 5/25/37                                1,358,581
  1,370,640  0.54             AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                        Note, 12/25/35                                    1,258,590
    744,112  0.50              AAA/A1   JPMorgan Mortgage Acquisition, Floating
                                        Rate Note, 12/25/35                                 686,494
    551,096  0.00            BBB+/Ba1   JPMorgan Mortgage Acquisition, Floating
                                        Rate Note, 5/25/24                                  560,548
  2,900,000                      A/NR   Prestige Auto Receivables Trust, 3.9%,
                                        7/16/18                                           2,877,629
  5,200,000                      A/NR   Sierra Receivables Funding Co., 3.35%,
                                        6/20/18                                           5,156,125
                                                                                     --------------
                                                                                     $   14,632,103
---------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.8%
  6,693,160  0.53              AA+/A1   Aegis Asset Backed Securities, Floating
                                        Rate Note, 3/25/12                           $    6,129,877
 16,795,000                 BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                        5.261%, 4/25/37                                  17,088,913
  6,400,000                    BB/Aaa   Dominos Pizza Master Issuer LLC,
                                        7.629%, 4/25/37                                   6,554,880
  1,850,000  0.96                A/A2   Irwin Home Equity Co., Floating Rate
                                        Note, 4/25/30                                     1,444,968
    705,152                   AA+/Aa1   Master Asset Backed Securities Trust,
                                        0.67375%, 5/25/35                                   684,382


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    25

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                         Specialized Finance -- (continued)
  4,100,000                     AA/Aa3   Master Asset Backed Securities Trust,
                                         0.79718%, 3/25/35                         $    3,642,338
                                                                                   --------------
                                                                                   $   35,545,358
                                                                                   --------------
                                         Total Diversified Financials              $   54,573,298
-------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.3%
                                         Mortgage Real Estate Investment Trusts -- 0.3%
  4,675,000                      A-/NR   FREMF Mortgage Trust, 4.437%,
                                         11/25/17                                  $    4,263,016
  2,400,000                      A+/NR   FREMF Mortgage Trust, 4.569%,
                                         12/25/20                                       2,135,250
  4,900,000                      NR/NR   FREMF Mortgage Trust, 4.598%,
                                         11/25/49                                       4,599,995
  1,940,000                      NR/NR   FREMF Mortgage Trust, 5.163344%,
                                         9/25/45                                        1,903,905
  1,950,000                      A+/NR   FREMF Mortgage Trust, 5.237%, 9/25/43          1,813,943
                                                                                   --------------
                                                                                   $   14,716,109
                                                                                   --------------
                                         Total Real Estate                         $   14,716,109
-------------------------------------------------------------------------------------------------
                                         GOVERNMENT -- 0.0%
    790,754                    AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                $      810,744
                                                                                   --------------
                                         Total Government                          $      810,744
-------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $214,519,476)                       $  219,683,339
-------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.0%
                                         MATERIALS -- 0.2%
                                         Forest Products -- 0.2%
  6,475,000                      BB/B1   TSTAR 2006-1 F, 7.5296%,
                                         10/15/36 (144A)                           $    6,757,945
    750,000                    AAA/Aa1   TSTAR 2006-1A A, 5.668%, 10/15/36                801,725
                                                                                   --------------
                                                                                   $    7,559,670
                                                                                   --------------
                                         Total Materials                           $    7,559,670
-------------------------------------------------------------------------------------------------
                                         BANKS -- 7.6%
                                         Diversified Banks -- 0.1%
  3,000,000   5.22             BB+/Ba3   Citigroup/Deutsche Bank Commercial,
                                         Floating Rate Note, 7/15/44               $    2,041,683
-------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 7.5%
  3,192,742                    AAA/Aaa   321 Henderson Receivables, Inc.,
                                         3.82%, 12/15/48                           $    3,085,366
    887,508                     NR/Aaa   American General Mortgage Loan,
                                         5.15%, 3/25/40                                   916,888
  2,421,992                    NR/Baa1   Banc of America Alternative Loan Trust,
                                         4.75%, 2/25/19                                 2,470,155


The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
    811,830                      AAA/B3 Banc of America Alternative Loan Trust,
                                        5.0%, 4/25/19                              $      821,065
  7,151,636                      NR/Ba2 Banc of America Alternative Loan Trust,
                                        5.0%, 7/25/19                                   7,272,513
  5,809,566                       NR/B2 Banc of America Alternative Loan Trust,
                                        5.25%, 5/25/19                                  5,876,167
  4,561,963                      NR/Ba3 Banc of America Alternative Loan Trust,
                                        5.5%, 1/25/20                                   4,593,121
  4,074,409                     NR/Baa2 Banc of America Alternative Loan Trust,
                                        5.5%, 9/25/33                                   4,204,464
  1,043,562                       NR/B2 Banc of America Alternative Loan Trust,
                                        6.0%, 11/25/34                                  1,079,559
  1,567,516                     NR/Baa3 Banc of America Alternative Loan Trust,
                                        6.0%, 3/25/34                                   1,606,600
  2,363,586                       NR/B2 Banc of America Alternative Loan Trust,
                                        6.0%, 4/25/34                                   2,306,707
  5,629,706                         A/A Banc of America Funding Corp.,
                                        0.4013%, 9/25/36                                5,387,066
  2,648,285                      AAA/NR Banc of America Funding Corp., 5.5%,
                                        1/25/36                                         2,726,104
  2,546,988                     AAA/Aaa Bayview Commercial Asset Trust,
                                        0.67375%, 4/25/34                               2,260,655
 37,613,413                     AAA/Aa1 Bayview Commercial Asset Trust,
                                        2.65868%, 7/25/37                               3,373,923
 60,892,364                      AA/Aa1 Bayview Commercial Asset Trust,
                                        2.83149%, 9/25/37                               6,180,575
 19,017,120  2.26               AAA/Aaa Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/36                                907,117
  6,377,495  0.70                AA/Aa1 Bayview Commercial Asset Trust, Floating
                                        Rate Note, 9/25/37                              4,800,729
  1,888,000                     AAA/Aa2 BCAP LLC Trust, 5.0%, 11/25/36                  1,904,124
  2,531,166  2.53               AAA/Aaa Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 8/25/33              2,577,458
    648,993  3.10               AAA/Aa3 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 8/25/33                580,890
  2,183,575  5.24                 A-/A1 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 8/25/35              2,109,414
  1,934,619  3.58               AAA/Aaa Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 11/25/34             1,928,982
  2,784,916  2.92                AAA/A1 Chase Mortgage Finance Corp., Floating
                                        Rate Note, 2/25/37                              2,847,537
  1,542,043                     AAA/Aaa Chase Mortgage Finance Corp., 5.0%,
                                        10/25/33                                        1,564,196
  6,150,621                      NR/Ba3 Chase Mortgage Finance Corp., 5.5%,
                                        5/25/35                                         6,003,190


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    27

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  3,305,900                     CCC/Caa1 Chase Mortgage Finance Corp., 5.5%,
                                         5/25/37                                       $    3,273,073
  3,956,340                      AAA/Aaa Citigroup Commercial Mortgage, 4.639%,
                                         5/15/43                                            3,975,785
  3,489,737        3.57            A-/NR Citigroup Mortgage Loan Trust, Floating
                                         Rate Note, 9/25/35                                 3,307,761
  6,650,000        1.26           AAA/NR Citigroup Mortgage Loan Trust, Floating
                                         Rate Note, 9/25/37                                 6,228,337
  1,400,000                      CCC+/NR Commercial Mortgage Pass Through
                                         Certificates, 6.85%, 8/15/33                       1,377,085
  4,475,827                       AAA/B2 Countrywide Alternative Loan Trust, 5.5%,
                                         1/25/35                                            4,535,418
  6,140,017                       AAA/NR Countrywide Alternative Loan Trust, 5.5%,
                                         8/25/34                                            6,048,690
  3,374,027                      AAA/Ba2 Countrywide Alternative Loan Trust, 5.5%,
                                         4/25/34                                            3,408,762
  2,210,140                       AAA/B3 Countrywide Alternative Loan Trust, 5.5%,
                                         6/25/35                                            2,162,105
  1,932,474        0.00         AAA/Baa3 Countrywide Alternative Loan Trust,
                                         Floating Rate Note, 3/25/34                        1,844,836
  3,594,552                       AAA/B2 Countrywide Alternative Loan Trust,
                                         4.75%, 10/25/33                                    3,605,814
  5,965,487                       AAA/NR Countrywide Alternative Loan Trust,
                                         5.25%, 9/25/33                                     6,142,059
  6,994,598                       AAA/NR Countrywide Alternative Loan Trust,
                                         5.75%, 12/25/33                                    7,208,053
  3,713,920                       B-/Ba1 Countrywide Home Loans, 4.5%,
                                         9/25/35                                            3,496,748
     40,643        2.69            AA/A2 Countrywide Home Loans, Floating Rate
                                         Note, 9/25/33                                         34,071
  1,507,182        0.63             CC/C DSLA 2005-AR6 2A1C, Floating Rate
                                         Note, 10/19/45                                       717,978
  3,900,000                         A/A2 Extended Stay America Trust, 4.8603%,
                                         11/5/27                                            3,961,443
    857,504        0.00          AAA/Ba2 First Horizon Asset Securities, Inc.,
                                         Floating Rate Note, 4/25/35                          806,367
  3,645,355                        A-/NR First Horizon Asset Securities, Inc., 6.0%,
                                         5/25/36                                            3,667,333
  2,195,878                      NR/Baa1 GE Capital Commercial Mortgage Corp.,
                                         7.4233%, 1/15/33                                   2,183,372
    574,784        0.00          AAA/Ba3 Global Tower Partners Acquisition,
                                         Floating Rate Note, 10/25/44                         484,685
  2,800,000        5.31        BBB+/Baa2 GMAC Commercial Mortgage Securities,
                                         Inc., Floating Rate Note, 5/10/36                  2,635,387


The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,925,000                         A/A2 GMAC Commercial Mortgage Securities,
                                         Inc., 5.307%, 4/10/40                      $    1,930,031
  4,750,000                        NR/NR GS Mortgage Securities Corp. II, 4.209%,
                                         2/10/21                                         4,727,675
    481,165   0.66               AAA/Aa3 Harborview Mortgage Loan Trust, Floating
                                         Rate Note, 4/19/34                                473,092
  1,526,854   0.66                NR/Aaa Impac CMB Trust, Floating Rate Note,
                                         11/25/35                                        1,280,249
    466,154   0.90              AAA/Baa2 Impac CMB Trust, Floating Rate Note,
                                         9/25/34                                           363,850
  1,889,975   0.61               AAA/Aaa Impac Securities Assets Corp., Floating
                                         Rate Note, 5/25/36                              1,656,061
  4,400,000                       AAA/NR JPMorgan Chase Commercial Mortgage
                                         Securities Corp., 3.6159%, 11/15/43             4,222,143
  1,300,000   5.72                  A/NR JPMorgan Chase Commercial Mortgage
                                         Securities Corp., Floating Rate Note,
                                         10/15/20                                        1,311,809
  2,450,000                     BBB/Baa1 JPMorgan Chase Commercial Mortgage
                                         Securities Corp., 5.372%, 5/15/47               2,446,426
  1,800,000                      NR/Baa3 JPMorgan Chase Commercial Mortgage
                                         Securities Corp., 5.53853%, 7/12/37             1,437,268
  3,624,893                        NR/B2 JPMorgan Mortgage Trust, 5.345285%,
                                         10/25/35                                        3,573,793
  4,550,000   3.23                 NR/B2 JPMorgan Mortgage Trust, Floating Rate
                                         Note, 10/25/35                                  4,293,394
    872,001   2.49                 B+/B1 JPMorgan Mortgage Trust, Floating Rate
                                         Note, 11/25/35                                    838,288
  4,300,379                      AAA/Aa3 JPMorgan Mortgage Trust, 6.0%,
                                         8/25/34                                         4,008,830
  2,714,241                      AAA/Aa3 Lehman Brothers Small Balance
                                         Commercial, 0.45344%, 9/25/36                   1,984,789
  3,639,938                       AAA/A3 Lehman Brothers Small Balance
                                         Commercial, 5.41%, 12/25/36                     3,579,179
  1,877,385   1.10               AAA/Aa1 Lehman Brothers Small Balance
                                         Commercial, Floating Rate Note,
                                         10/25/37                                        1,773,610
  1,048,853   0.52                   D/C Luminent Mortgage Trust, Floating Rate
                                         Note, 7/25/36                                      45,163
  5,790,927                       AAA/NR Master Alternative Loans Trust, 5.5%,
                                         2/25/35                                         5,959,784
  2,876,244                        AA/NR Master Alternative Loans Trust, 5.5%,
                                         10/25/19                                        2,910,190
  5,631,077                      AAA/AAA Master Alternative Loans Trust, 6.0%,
                                         7/25/34                                         5,688,040
  2,554,451                       AAA/NR Master Alternative Loans Trust,
                                         6.044944%, 1/25/35                              2,627,245


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    29

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,837,526                      AAA/Aa3 Master Alternative Loans Trust, 6.5%,
                                         6/25/33                                      $    1,900,553
  4,383,605   6.73                BBB/NR Master Seasoned Securities Trust,
                                         Floating Rate Note, 9/25/32                       4,600,015
  1,041,225                      AAA/Aaa Merrill Lynch Mortgage Trust, 4.556%,
                                         6/12/43                                           1,051,092
  3,650,000                        A+/NR Merrill Lynch Mortgage Trust, 5.334%,
                                         11/12/35                                          3,753,203
    780,272   5.44               AAA/Aaa Merrill Lynch/Countrywide Commercial,
                                         Floating Rate Note, 2/12/39                         779,749
  3,617,605   0.49               AAA/Aaa MLCC Mortgage Investors, Inc., Floating
                                         Rate Note, 4/25/29                                3,443,526
  5,824,950                       NR/Aa3 PHH Mortgage Capital, 6.6%, 12/25/27              5,751,905
  7,749,161                       AAA/NR Residential Asset Securitization Trust,
                                         5.5%, 7/25/35                                     7,432,352
  3,824,142                        A+/NR Residential Asset Securitization Trust,
                                         5.5%, 2/25/35                                     3,857,500
  3,607,140                      AAA/Aaa Residential Funding Mortgage Securities,
                                         Inc., 5.0%, 5/25/18                               3,709,901
  1,227,786                       BBB/NR Residential Funding Mortgage Securities,
                                         Inc., 5.5%, 8/25/35                               1,248,612
    451,755   0.46               BBB/Aa3 SAMI 2007-AR4 A1, Floating Rate Note,
                                         9/25/47                                             437,843
  1,541,943   0.88               AAA/Aaa Sequoia Mortgage Trust, Floating Rate
                                         Note, 9/20/33                                     1,464,263
  1,897,811   0.57             BBB-/Caa1 Structured Asset Mortgage Investments,
                                         Inc., Floating Rate Note, 9/25/45                 1,254,081
  5,909,055                         A/B2 Structured Asset Securities Co., 5.0%,
                                         5/25/35                                           5,811,426
  4,322,546   2.56                AAA/A1 Structured Asset Securities Co., Floating
                                         Rate Note, 5/25/24                                4,225,466
  6,063,360                      AAA/Ba1 Thornburg Mortgage Securities Trust,
                                         4.131%, 3/25/44                                   6,115,110
  4,687,293                      AAA/Aaa Wachovia Bank Commercial Mortgage
                                         Trust, 4.957%, 8/15/35                            4,706,902
  3,600,000                        A+/NR Wachovia Bank Commercial Mortgage
                                         Trust, 5.606%, 4/15/35                            3,655,853
  1,293,226                        BB/NR WaMu Mortgage Pass Through
                                         Certificates, 4.82069%, 9/25/35                   1,272,757
    992,862   2.58                  A/NR WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 3/25/35           901,342
  2,950,000   2.78                BB-/NR WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 8/25/35         2,706,008
  7,919,736                       AAA/NR WaMu Mortgage Pass Through
                                         Certificates, 2.73272%, 1/25/35                   7,849,663


The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,195,060                      BB/NR   WaMu Mortgage Pass Through
                                         Certificates, 2.77149%, 9/25/35              $    1,069,509
  2,878,059        0.48       AAA/Caa1   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 4/25/45         2,481,048
  4,600,000                      NR/A2   Wells Fargo Commercial Mortgage Trust,
                                         5.5897%, 11/15/43                                 4,671,513
  1,447,398                       A/B1   Wells Fargo Mortgage Backed Securities,
                                         5.5%, 10/25/35                                    1,459,807
    780,462                    AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                         4.5%, 7/25/19                                       792,931
  2,342,690                      NR/B2   Wells Fargo Mortgage Backed Securities,
                                         5.0%, 3/25/21                                     2,353,803
  1,583,174        2.91        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 10/25/34                      1,614,193
  5,356,344        2.79         AAA/B1   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 10/25/35                      5,095,211
  2,001,101        2.96        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 10/25/35                      1,990,253
  1,636,649        4.52        AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 11/25/33                      1,656,937
  3,254,729        2.74         AAA/B2   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 2/25/35                       2,923,564
  1,038,140        5.02        NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 4/25/35                       1,031,571
    640,119        4.54        AAA/Aa1   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 6/25/34                         629,370
  1,776,367        5.09         B+/Aaa   Wells Fargo Mortgage Backed Securities,
                                         Floating Rate Note, 9/25/35                       1,766,234
  1,200,000                      NR/A2   Wells Fargo Mortgage Backed Securities,
                                         5.392%, 2/15/44                                   1,186,076
  1,129,090                    AAA/Aa2   Wells Fargo Mortgage Backed Securities
                                         Trust, 4.5%, 5/25/34                              1,163,804
  4,240,560                      NR/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, 4.832239%, 3/25/36                         4,181,569
  6,711,944                      NR/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, 5.75%, 3/25/36                             6,597,888
                                                                                      --------------
                                                                                      $  328,215,039
                                                                                      --------------
                                         Total Banks                                  $  330,256,722
----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 2.5%
                                         Asset Management & Custody Banks -- 0.1%
  2,230,963        5.35          NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                         5/26/37                                      $    2,244,398
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    31

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.1%
   589,402                      NR/A2   GMAC Mortgage Corp. Loan Trust, 4.25%,
                                        7/25/40                                      $      595,664
 2,190,375                    AAA/Aaa   GMAC Mortgage Corp. Loan Trust, 5.5%,
                                        11/25/33                                          2,211,961
 3,673,426        5.26          A+/B2   GMAC Mortgage Corp. Loan Trust, Floating
                                        Rate Note, 3/18/35                                3,346,998
                                                                                     --------------
                                                                                     $    6,154,623
---------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 2.2%
 3,915,000                    A+/Baa2   American Tower Trust, 5.9568%,
                                        4/15/14                                      $    4,132,528
 4,435,104                    AAA/Ba1   Banc of America Mortgage Securities,
                                        4.75%, 10/25/20                                   4,333,443
 1,764,851                     AAA/NR   Banc of America Mortgage Securities,
                                        5.5%, 2/25/34                                     1,812,874
 1,547,386                     AAA/NR   Banc of America Mortgage Securities,
                                        5.75%, 1/25/35                                    1,607,159
 9,102,292        3.23        AAA/Aaa   Banc of America Mortgage Securities,
                                        Floating Rate Note, 10/25/33                      8,880,714
 6,148,544        2.87         NR/Ba3   Banc of America Mortgage Securities,
                                        Floating Rate Note, 5/25/35                       5,996,614
 3,611,428        3.17        AAA/Aaa   Banc of America Mortgage Securities,
                                        Floating Rate Note, 9/25/33                       3,673,195
 2,269,475        5.12         AAA/NR   Banc of America Mortgage Securities,
                                        Floating Rate Note, 9/25/35                       2,176,699
 2,875,211        2.55         AAA/A1   Bear Stearns Alternative Loan Trust,
                                        Floating Rate Note, 12/25/33                      2,764,789
   832,725                    B+/Caa1   Chaseflex Trust, 5.0%, 5/25/20                      783,242
 1,148,924                    BBB/Ba1   Citicorp Mortgage Securities, 5.5%,
                                        2/25/22                                           1,145,669
 8,550,000                      NR/NR   Credit Suisse Mortgage Capital
                                        Certificates, 4.25%, 6/25/50                      8,396,463
 2,027,509                      NR/B3   Credit Suisse Mortgage Capital
                                        Certificates, 5.0%, 4/25/37                       1,955,342
 2,950,000                       A/A2   DBUBS Mortgage Trust, 5.55709%,
                                        1/1/21                                            2,953,645
 2,942,881                     CCC/NR   JPMorgan Alternative Loan Trust, 6.0%,
                                        3/25/36                                           2,404,513
 2,134,591        3.50          NR/NR   La Hipotecaria SA, Floating Rate Note,
                                        9/8/39                                            2,182,620
 4,738,289        0.00         AAA/NR   Merrill Lynch Mortgage Investors, Floating
                                        Rate Note, 2/25/35                                4,468,192
 5,096,892                       A/NR   Nomura Resecuritization Trust, 5.235%,
                                        3/26/36                                           5,033,180
 6,119,607        5.50         AAA/B2   RALI 2004-QS16 1A1, Floating Rate
                                        Note, 12/25/34                                    6,057,517


The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- (continued)
   935,961                    AAA/Aa3   Residential Accredit Loans, Inc., 5.0%,
                                        1/25/33                                      $      946,799
 5,624,618                      NR/B2   Residential Accredit Loans, Inc., 5.0%,
                                        3/25/20                                           5,504,290
 4,523,807                     NR/Ba3   Residential Accredit Loans, Inc., 5.0%,
                                        8/25/18                                           4,557,328
 1,084,576                    AAA/Aaa   Residential Accredit Loans, Inc., 5.5%,
                                        9/25/32                                           1,101,609
 2,000,000                   AAA/Baa3   Residential Accredit Loans, Inc., 5.75%,
                                        4/25/34                                           2,014,368
 8,013,055                     AAA/NR   Residential Accredit Loans, Inc., 6.0%,
                                        10/25/34                                          8,093,626
 2,297,451        0.86       AAA/Baa2   Residential Accredit Loans, Inc., Floating
                                        Rate Note, 4/25/34                                2,128,694
   248,376                      NR/NR   Vericrest Opportunity Loan Trust, 4.25%,
                                        5/25/39                                             248,376
                                                                                     --------------
                                                                                     $   95,353,488
---------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.1%
 1,084,244        5.68         NR/Aaa   Bear Stearns Commercial Mortgage
                                        Securities, Floating Rate Note, 4/12/38      $    1,083,697
 4,400,000        7.32      BBB+/Baa2   Bear Stearns Commercial Mortgage
                                        Securities, Floating Rate Note, 10/15/36          4,383,253
                                                                                     --------------
                                                                                     $    5,466,950
---------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.0%
 1,023,743                     AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                        8/15/48                                      $    1,042,735
   169,639        0.86       AA+/Caa1   INDX 2004-AR1 2A, Floating Rate Note,
                                        4/25/34                                             126,564
                                                                                     --------------
                                                                                     $    1,169,299
                                                                                     --------------
                                        Total Diversified Financials                 $  110,388,758
---------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.5%
                                        Mortgage Real Estate Investment Trusts -- 0.5%
 5,862,472                     AAA/B1   American Home Mortgage Investment
                                        Trust, 2.465%, 6/25/45                       $    5,537,211
 2,039,969                     CCC/NR   Credit Suisse First Boston Mortgage
                                        Securities Corp., 5.0%, 8/25/20                   2,015,386
 1,300,000                  BBB+/Baa2   Credit Suisse First Boston Mortgage
                                        Securities Corp., 5.405%, 3/15/35                 1,249,367
 4,585,000                    BBB+/B1   Credit Suisse First Boston Mortgage
                                        Securities Corp., 6.006%, 11/15/36                4,563,745
   703,573        1.41         D/Caa3   Credit Suisse First Boston Mortgage
                                        Securities Corp., Floating Rate Note,
                                        9/25/34                                             172,698


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    33

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                         Mortgage Real Estate Investment Trusts -- (continued)
  2,700,000   4.62           BBB+/Baa2   Credit Suisse First Boston Mortgage
                                         Securities Corp., Floating Rate Note,
                                         5/15/38                                  $    2,514,608
  1,200,000   4.52               A-/A3   Credit Suisse First Boston Mortgage
                                         Securities Corp., Floating Rate Note,
                                         5/15/38                                       1,157,661
  3,401,232                    BB/Caa1   Deutsche ALT-A Securities, Inc., 5.5%,
                                         11/25/35                                      2,984,866
                                                                                  --------------
                                                                                  $   20,195,542
                                                                                  --------------
                                         Total Real Estate                        $   20,195,542
------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.0%
                                         Integrated Telecommunications Services -- 0.0%
    895,000                      NA/B2   Global Tower Partners Acquisition,
                                         7.87%, 5/15/37                           $      922,648
                                                                                  --------------
                                         Total Telecommunication Services         $      922,648
------------------------------------------------------------------------------------------------
                                         GOVERNMENT -- 0.2%
                                         Government -- 0.2%
  1,180,544                      NR/B3   GSR Mortgage Loan Trust, 5.5%,
                                         8/25/21                                  $    1,136,247
  1,059,104   5.72               AA/NR   GSR Mortgage Loan Trust, 5.7199%,
                                         2/25/34                                         929,280
  7,383,677   2.79              AAA/BB   GSR Mortgage Loan Trust, Floating Rate
                                         Note, 9/25/35                                 7,184,066
                                                                                  --------------
                                                                                  $    9,249,593
                                                                                  --------------
                                         Total Government                         $    9,249,593
------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED
                                         MORTGAGE OBLIGATIONS
                                         (Cost $475,171,270)                      $  478,572,933
------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 44.9%
                                         ENERGY -- 5.5%
                                         Coal & Consumable Fuels -- 0.3%
  5,770,000                      B+/B2   Berau Capital Resources, 12.5%,
                                         7/8/15 (144A)                            $    6,736,475
  3,550,000                     BB/Ba3   Bumi Capital Pte, Ltd., 12.0%,
                                         11/10/16 (b)                                  4,144,625
  2,425,000                     BB/Ba3   Bumi Investment Pte, Ltd., 10.75%,
                                         10/6/17                                       2,737,340
                                                                                  --------------
                                                                                  $   13,618,440
------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.5%
  9,500,000                      NR/NR   Aker Drilling AS/OLD, 9.53%, 2/24/16     $    1,781,121
  3,677,821                      NR/NR   DDI Holdings AS, 9.3%, 1/19/12 (144A)         3,677,821
    715,899                      NA/NA   DDI Holdings AS, 9.3%, 4/23/12 (144A)           740,168


The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- (continued)
 10,110,000                      B-/NR   Offshore Group Investments, 11.5%,
                                         8/1/15                                     $   11,222,100
  2,300,000                   BBB-/Ba1   Pride International, 6.875%, 8/15/20            2,607,625
                                                                                    --------------
                                                                                    $   20,028,835
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.7%
  2,970,000                      B+/B1   Complete Production Service, 8.0%,
                                         12/15/16                                   $    3,133,350
  9,210,000                       B/B2   Expro Finance Luxembourg SCA, 8.5%,
                                         12/15/16                                        9,117,900
  7,295,000                     BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18         7,440,900
  1,725,000                      B+/B2   Frac Tech Services LLC, 7.125%,
                                         11/15/18                                        1,768,125
  4,200,000        3.62          NR/NR   Sevan Marine ASA, Floating Rate Note,
                                         5/14/13 (144A)                                  3,916,500
  5,343,000       11.99          NA/NA   Sevan Marine ASA, Floating Rate Note,
                                         10/24/12 (144A)                                 1,011,419
  4,105,000                   BBB/Baa2   Weatherford International, Ltd., 9.625%,
                                         3/1/19                                          5,228,038
                                                                                    --------------
                                                                                    $   31,616,232
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 2.2%
  2,455,000                     BB-/B2   Berry Petroleum Co., 10.25%, 6/1/14        $    2,847,800
  2,520,000                   BBB/Baa1   Canadian Natural Resources, 5.9%,
                                         2/1/18                                          2,845,909
  1,020,000                     BB/Ba3   Chesapeake Energy, 7.25%, 12/15/18              1,139,850
  4,608,000                     BB-/B1   Denbury Resources, Inc., 8.25%,
                                         2/15/20                                         5,149,440
    765,000                   BBB/Baa1   Gaz Capital, 8.146%, 4/11/18 (144A)               901,706
  2,823,053                    BBB+/NR   Gazprom International SA, 7.201%,
                                         2/1/20 (144A)                                   3,070,070
  2,473,729                    BBB+/NR   Gazprom International SA, 7.201%,
                                         2/1/20                                          2,690,180
  5,768,000                     BB-/B2   Hilcorp Energy I LP, 7.625%, 4/15/21            6,041,980
  3,936,000                     BB-/B2   Hilcorp Energy, 7.75%, 11/1/15 (144A)           4,073,760
  1,655,000                     BB-/B2   Hilcorp Energy, 9.0%, 6/1/16 (144A)             1,733,613
  6,500,000                  BBB-/Baa3   KMG Finance Sub, 7.0%, 5/5/20 (144A)            7,003,750
  3,250,000                       B/B2   Linn Energy LLC, 8.625%,
                                         4/15/20 (144A)                                  3,607,500
 15,000,000                      B-/NR   Norwegian Energy Co. AS, 12.9%,
                                         11/20/14                                        2,881,313
  6,125,000                   BBB/Baa3   Novatek Finance, Ltd., 6.604%, 2/3/21           6,431,287
  2,700,000                    B-/Caa1   Oasis Petroleum, Inc., 7.25%, 8/1/11            2,733,750
  1,605,000                      B+/B3   Petrohawk Energy Corp., 10.5%, 8/1/14           1,843,744
  4,060,000                     BB-/B1   Plains Exploration & Production, 8.625%,
                                         10/15/19                                        4,516,750


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    35

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- (continued)
  4,845,000                     B-/B3   Quicksilver Resources, Inc., 7.125%,
                                        4/1/16 (b)                                 $    4,784,438
  1,960,000                      B/B3   SandRidge Energy, Inc., 7.5%, 3/15/21           2,033,500
  2,134,000                      B/B3   SandRidge Energy, Inc., 8.75%, 1/15/20          2,326,060
  2,015,000                      B/B3   SandRidge Energy, Inc., 8.0%, 6/1/18            2,110,713
  3,410,000  4.16                B/B3   SandRidge Energy, Inc., Floating Rate
                                        Note, 4/1/14                                    3,360,153
  5,900,000                    B/Caa1   Stone Energy Corp., 8.625%, 2/1/17              6,150,750
  6,064,132                   NR/Baa3   Tengizchevroil Finance Co., 6.124%,
                                        11/15/14 (144A)                                 6,397,659
  1,770,000                 BBB-/Baa2   TNK-BP Finance SA, 7.25%, 2/2/20                1,947,000
  1,295,000                 BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                        3/20/17 (144A)                                  1,385,650
  4,160,000                 BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                        7/18/16 (144A)                                  4,659,200
  1,250,000                 BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                        3/13/18 (144A)                                  1,431,250
                                                                                   --------------
                                                                                   $   96,098,775
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.4%
  1,600,000                      A/A2   Motiva Enterprises LLC, 5.75%,
                                        1/15/20 (144A)                             $    1,749,195
  3,125,000                  BBB/Baa2   Reliance Holdings USA, Inc., 4.5%,
                                        10/19/20                                        2,944,097
  3,625,000                  BBB/Baa2   Spectra Energy Capital, 6.2%, 4/15/18           4,033,646
  2,410,000                   BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                     2,735,350
  1,800,000                   BB+/Ba1   Tesoro Corp., 6.625%, 11/1/15                   1,854,000
  4,354,000                  BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19            5,565,670
                                                                                   --------------
                                                                                   $   18,881,958
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 1.4%
  1,750,000                  BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18        $    1,915,289
    885,000                     B+/B1   Copano Energy LLC, 8.125%, 3/1/16                 922,613
  4,230,000                  BBB/Baa2   DCP Midstream, 9.75%, 3/15/19                   5,452,064
  3,578,000  8.38              BB/Ba1   Enterprise Products, Floating Rate Note,
                                        8/1/66                                          3,864,240
    540,000                    BB/Ba1   Enterprise Products Operating, 7.0%,
                                        6/1/67                                            535,950
  5,225,000                  BBB/Baa2   Kinder Morgan Energy, 5.95%, 2/15/18            5,753,331
  6,870,000                    BB-/B1   Niska Gas Storage US LLC, 8.875%,
                                        3/15/18                                         7,471,125
  5,100,000                 BBB-/Baa3   Plains All America Pipeline, 6.125%,
                                        1/15/17                                         5,648,117
  5,035,000                      A/A3   Questar Pipeline Co., 5.83%, 2/1/18             5,546,314
 10,335,000                  BBB-/Ba1   Rockies Express Pipeline LLC, 5.625%,
                                        4/15/20                                        10,273,486
  6,338,000                    BB/Ba1   Southern Union Co., 7.2%, 11/1/66               6,052,790


The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- (continued)
  2,100,000                   BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                         7/15/18                                     $    2,309,990
  5,180,000                   BB+/Baa3   Williams Co., Inc., 7.75%, 6/15/31               6,151,887
                                                                                     --------------
                                                                                     $   61,897,196
                                                                                     --------------
                                         Total Energy                                $  242,141,436
---------------------------------------------------------------------------------------------------
                                         MATERIALS -- 4.8%
                                         Aluminum -- 0.3%
  5,395,000                  BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20 (b)             $    5,701,021
  1,627,526   6.83             CCC+/B3   Noranda Aluminum Acquisition, Floating
                                         Rate Note, 5/15/15                               1,566,494
  5,500,000                       B/B2   Novelis, Inc., 8.375%, 12/15/17                  5,953,750
    855,000                       B/B2   Novelis, Inc., 8.75%, 12/15/20                     940,500
                                                                                     --------------
                                                                                     $   14,161,765
---------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 0.5%
  4,385,000                      NR/WR   Basell Finance Co., 8.1%,
                                         3/15/27 (144A)                              $    4,911,200
  2,690,000                   BBB-/Ba1   Braskem Finance, Ltd., 7.375%,
                                         12/31/99                                         2,677,088
  7,250,000                    CCC+/B3   Hexion US Finance Corp., 8.875%,
                                         2/1/18 (144A)                                    7,666,875
  1,500,000                     BB-/B1   Nova Chemicals Corp., 8.375%, 11/1/16            1,646,250
  1,500,000                     BB-/B1   Nova Chemicals Corp., 8.625%,
                                         11/1/19 (b)                                      1,678,125
  3,750,000                     BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18               4,012,500
                                                                                     --------------
                                                                                     $   22,592,038
---------------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.4%
  3,000,000   6.64               B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49                                    $    2,310,000
  4,500,000                       B/NR   Cemex SAB de CV, 5.300667%, 9/30/15              4,455,000
    875,000                       B/NR   Cemex SAB de CV, 9.0%, 1/11/18                     917,656
  1,880,000                   BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)              1,970,360
  5,700,000                       B/B3   Texas Industries, Inc., 9.25%, 8/15/20           6,156,000
  1,750,000                     BBB/NR   Voto-Votorantim Over, 6.625%, 9/25/19            1,846,250
                                                                                     --------------
                                                                                     $   17,655,266
---------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 0.3%
  2,825,000                       B/B1   Ineos Finance Plc, 9.0%, 5/15/15 (144A)     $    3,082,781
  2,450,000                   CCC/Caa2   Ineos Group Holdings Plc, 7.875%,
                                         2/15/16 (144A)                                   3,400,603
  1,150,000                   CCC/Caa1   Momentive Performance Material, 9.0%,
                                         1/15/21                                          1,188,813
    850,000                   CCC/Caa1   Momentive Performance Material,
                                         9.5%, 1/15/21                                    1,234,114


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    37

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Diversified Chemical -- (continued)
  3,996,000                     B+/B1   TPC Group LLC, 8.25%, 10/1/17             $    4,225,770
                                                                                  --------------
                                                                                  $   13,132,081
------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.7%
  6,575,000                 BBB-/Baa3   AngloGold Ashanti Holdings, 5.375%,
                                        4/15/20                                   $    6,669,246
 16,375,000                 BBB-/Baa3   Gold Fields Orogen Holding BVI,
                                        4.875%, 10/7/20                               15,714,062
  1,615,000                 BBB-/Baa2   Southern Copper Corp., 5.375%,
                                        4/16/20 (b)                                    1,641,648
  5,980,000                    BB/Ba2   Vedenta Resources Plc, 9.5%,
                                        7/18/18 (144A)                                 6,548,100
                                                                                  --------------
                                                                                  $   30,573,056
------------------------------------------------------------------------------------------------
                                        Fertilizers & Agricultural Chemicals -- 0.2%
  4,695,000                  BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19              $    5,430,068
  3,400,000                   BB+/Ba1   CF Industries Holdings, Inc., 6.875%,
                                        5/1/18                                         3,816,500
                                                                                  --------------
                                                                                  $    9,246,568
------------------------------------------------------------------------------------------------
                                        Forest Products -- 0.1%
  1,650,000                    BB/Ba2   Sino-Forest Corp., 6.25%, 10/21/17 (b)    $    1,604,625
------------------------------------------------------------------------------------------------
                                        Metal & Glass Containers -- 0.6%
  1,135,000                   CCC+/B2   AEP Industries, Inc., 7.875%, 3/15/13     $    1,133,581
  1,020,000                   BB-/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                        7/1/16 (144A)                                  1,571,459
 10,108,000                     B-/B3   Ardagh Packaging Finance Plc, 9.25%,
                                        10/15/20                                      14,998,736
  7,250,000                     B-/B3   Ardagh Packaging Finance Plc, 9.125%,
                                        10/15/20                                       7,848,125
                                                                                  --------------
                                                                                  $   25,551,901
------------------------------------------------------------------------------------------------
                                        Paper Packaging -- 0.3%
  2,980,000                   B-/Caa1   Graham Packaging Co., 8.25%, 1/1/17       $    3,196,050
  3,001,000                      B/B3   Graphic Packaging Co., 9.5%,
                                        8/15/13 (b)                                    3,068,523
  2,925,000                      B/B3   Graphic Packaging International, Inc.,
                                        7.875%, 10/1/18                                3,133,406
  3,325,000                      B/B2   Nordenia Holdings GM, 9.75%, 7/15/17           5,159,475
                                                                                  --------------
                                                                                  $   14,557,454
------------------------------------------------------------------------------------------------
                                        Paper Products -- 0.1%
  2,000,000                     B+/B1   Appleton Papers, Inc., 10.5%,
                                        6/15/15 (144A)                            $    2,105,000
  3,850,000                   BBB/Ba2   Georgia-Pacific LLC, 5.4%, 11/1/20             3,801,771
                                                                                  --------------
                                                                                  $    5,906,771
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.2%
  3,250,000                    BB-/Ba3   Alrosa Finance SA, 8.875%,
                                         11/17/14 (144A)                              $    3,721,900
  3,175,000                    BB-/Ba3   ALROSA Finance SA, 7.75%, 11/3/20                 3,403,600
                                                                                      --------------
                                                                                      $    7,125,500
----------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 0.2%
  3,670,000                   BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17        $    4,481,554
    791,000                     BB-/B1   Nova Chemicals Corp., 7.875%, 9/15/25               767,270
  3,225,000                       B/B1   Vertellus Specialties, 9.375%, 10/1/15            3,450,750
                                                                                      --------------
                                                                                      $    8,699,574
----------------------------------------------------------------------------------------------------
                                         Steel -- 0.9%
  3,875,000                  CCC+/Caa2   Algoma Acquisition Corp., 9.875%,
                                         6/15/15 (144A) (b)                           $    3,565,000
  4,485,000                  BBB-/Baa3   Allegheny Technologies, Inc.,
                                         9.375%, 6/1/19                                    5,681,984
  3,050,000                  BBB-/Baa3   ArcelorMittal, 5.25%, 8/5/20 (b)                  2,982,931
  5,420,000                  BBB-/Baa3   ArcelorMittal, 6.125%, 6/1/18                     5,741,157
  5,175,000                  BBB-/Baa3   Commercial Metals Co., 7.35%, 8/15/18             5,395,031
  3,250,000                      B+/B3   Essar Steel Algoma, Inc., 9.375%,
                                         3/15/15 (b)                                       3,250,000
  2,250,000                      NR/B2   Metinvest BV, 10.25%, 5/20/15                     2,488,500
  5,675,000                      NR/B2   Metinvest BV, 8.75%, 2/14/18                      5,873,625
  4,738,000                       B/B3   Severstal Columbus, 10.25%,
                                         2/15/18 (144A)                                    5,235,490
                                                                                      --------------
                                                                                      $   40,213,718
                                                                                      --------------
                                         Total Materials                              $  211,020,317
----------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 3.6%
                                         Aerospace & Defense -- 0.3%
    830,000                   BBB-/Ba3   DigitalGlobe, Inc., 10.5%, 5/1/14            $      941,013
  2,600,000                    BB-/Ba3   GeoEye, Inc., 9.625%, 10/1/15                     2,941,250
  7,600,000                      B-/B3   TransDigm, Inc., 7.75%, 12/15/18                  8,160,500
                                                                                      --------------
                                                                                      $   12,042,763
----------------------------------------------------------------------------------------------------
                                         Building Products -- 0.4%
  3,852,000        6.72        B-/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                         12/31/49                                     $    2,985,300
  3,438,000                    BBB/Ba2   Masco Corp., 5.85%, 3/15/17                       3,370,918
  9,170,000                    BBB/Ba2   Masco Corp., 7.125%, 3/15/20                      9,489,785
                                                                                      --------------
                                                                                      $   15,846,003
----------------------------------------------------------------------------------------------------
                                         Construction & Engineering -- 0.3%
  3,400,000                    BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                         1/15/21                                      $    3,459,500
  8,675,000                     B+/Ba3   Empresas ICA SAB de CV, 8.9%, 2/4/21              8,978,625
                                                                                      --------------
                                                                                      $   12,438,125
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    39

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 0.5%
  5,880,000                   B+/Caa1   American Railcar, 7.5%, 3/1/14            $    5,982,900
  2,650,000                   BB-/Ba2   Boart Longyear Management, 7.0%,
                                        4/1/21                                         2,716,250
  2,500,000                  CCC/Caa2   Commercial Vehicle Group, 8.0%,
                                        7/1/13                                         2,518,750
  1,345,000                 BBB+/Baa2   Cummins, Inc., 6.75%, 2/15/27                  1,411,551
  6,255,000                  CCC/Caa1   Greenbrier Co., Inc., 8.375%, 5/15/15          6,458,288
  1,200,000                     BB/B2   Oshkosh Corp., 8.5%, 3/1/20                    1,345,500
  1,100,000                     B+/B1   Titan International, Inc., 7.875%,
                                        10/1/17                                        1,166,000
  1,695,000                 BBB-/Baa2   Volvo Treasury AB, 5.95%, 4/1/15               1,863,517
                                                                                  --------------
                                                                                  $   23,462,756
------------------------------------------------------------------------------------------------
                                        Electrical Components & Equipment -- 0.4%
  5,609,000                    BB/Ba2   Anixter International Corp., 5.95%,
                                        3/1/15                                    $    5,658,079
  5,010,000                   BB-/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                5,128,988
  3,932,000                      B/B3   Coleman Cable, Inc., 9.0%, 2/15/18             4,138,430
  3,100,000                  BBB/Baa2   Thomas & Betts Corp., 5.625%,
                                        11/15/21                                       3,265,698
                                                                                  --------------
                                                                                  $   18,191,195
------------------------------------------------------------------------------------------------
                                        Industrial Conglomerates -- 0.3%
  1,400,000                   BB-/Ba3   Mark IV Europe SCA, 8.875%, 12/15/17      $    2,117,146
  4,190,000                   CCC+/B3   Park-Ohio Industries, Inc., 8.375%,
                                        11/15/14                                       4,317,460
  4,270,000                  BBB/Baa2   Tyco Electronics Group SA, 6.55%,
                                        10/1/17                                        4,886,614
    750,000                   A-/Baa1   Tyco International Finance SA, 8.5%,
                                        1/15/19                                          967,565
                                                                                  --------------
                                                                                  $   12,288,785
------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 0.6%
  3,020,000                 BBB+/Baa1   Ingersoll-Rand Global Holding, 9.5%,
                                        4/15/14                                   $    3,624,553
  6,050,000                      B/B3   Liberty Tire Recycling, 11.0%, 10/1/16         6,791,125
  4,335,000                   CCC+/B3   Mueller Water Products, 7.375%,
                                        6/1/17 (b)                                     4,237,463
  3,830,000                  BBB-/Ba1   Valmont Industries, Inc., 6.625%,
                                        4/20/20                                        3,946,574
  7,210,000                    B+/Aaa   WPE International, 10.375%, 9/30/20            7,462,350
                                                                                  --------------
                                                                                  $   26,062,065
------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.8%
  3,950,000                   BB-/Ba2   Ace Hardware Corp., 9.125%,
                                        6/1/16 (144A)                             $    4,251,188
 13,500,000                      B/B3   Avis Budget Car Rental LLC, 8.25%,
                                        1/15/19 (b)                                   14,141,250


The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- (continued)
  6,795,000                   BBB/Baa1   GATX Financial Corp., 6.0%, 2/15/18 (b)     $    7,211,282
  8,630,000                  BBB-/Baa2   Glencore Funding LLC, 6.0%,
                                         4/15/14 (144A)                                   9,243,541
                                                                                     --------------
                                                                                     $   34,847,261
                                                                                     --------------
                                         Total Capital Goods                         $  155,178,953
---------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.8%
                                         Air Freight & Couriers -- 0.2%
  3,000,000                       B/B2   AMGH Merger Sub, Inc., 9.25%, 11/1/18       $    3,221,250
    765,000                  CCC+/Caa1   Ceva Group Plc, 11.5%, 4/1/18 (144A)               830,981
    355,000                  CCC+/Caa1   Ceva Group Plc, 11.625%, 10/1/16 (b)               390,500
  1,924,000                  CCC+/Caa2   Ceva Group Plc, 8.5%, 12/1/14 (144A)             2,568,065
                                                                                     --------------
                                                                                     $    7,010,796
---------------------------------------------------------------------------------------------------
                                         Airlines -- 0.1%
    634,779                     B-/Ba3   Continental Airlines, Inc., 7.461%,
                                         4/1/13                                      $      644,300
  1,088,878                     BB/Ba1   Continental Airlines, Inc., 6.795%,
                                         8/2/18                                           1,067,101
  3,050,000                    A-/Baa2   Delta Airlines, Inc., 4.95%, 11/23/19            3,050,000
     46,874                      B+/WR   Delta Airlines, Inc., 7.779%, 1/2/12 (b)            46,992
                                                                                     --------------
                                                                                     $    4,808,393
---------------------------------------------------------------------------------------------------
                                         Marine -- 0.0%
  1,780,000                      NR/NR   CMA CGM SA, 7.25%, 2/1/13 (144A)            $    1,775,550
---------------------------------------------------------------------------------------------------
                                         Marine Ports & Services -- 0.0%
  1,245,000                   CCC/Caa2   Oceanografia SA De CV, 11.25%,
                                         7/15/15                                     $      647,400
---------------------------------------------------------------------------------------------------
                                         Railroads -- 0.2%
  2,950,000                     BB-/B1   Kansas City Southern Mexico, 7.375%,
                                         6/1/14                                      $    3,068,000
  3,890,000                     BB-/B1   Kansas City Southern Railway, 8.0%,
                                         6/1/15                                           4,220,650
                                                                                     --------------
                                                                                     $    7,288,650
---------------------------------------------------------------------------------------------------
                                         Trucking -- 0.3%
  9,335,000                     NR/Ba2   Inversiones Alsacia SA, 8.0%, 8/18/18       $    8,833,150
  3,675,000                    B-/Caa1   Swift Services Holdings, Inc., 10.0%,
                                         11/15/18                                         3,987,375
                                                                                     --------------
                                                                                     $   12,820,525
                                                                                     --------------
                                         Total Transportation                        $   34,351,314
---------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.2%
                                         Auto Parts & Equipment -- 0.1%
  2,750,000                  CCC+/Caa2   Allison Transmission, 11.0%,
                                         11/1/15 (144A)                              $    2,983,750
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    41

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.1%
  1,390,000                   BBB/Baa2   Hyundai Motor Manufacturer, 4.5%,
                                         4/15/15                                    $    1,424,389
  1,540,000                  BBB+/Baa2   Nissan Motor Acceptance Corp., 4.5%,
                                         1/30/15 (144A)                                  1,609,628
                                                                                    --------------
                                                                                    $    3,034,017
                                                                                    --------------
                                         Total Automobiles & Components             $    6,017,767
--------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.7%
                                         Homebuilding -- 0.2%
  4,110,000                    BB-/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                         12/11/19 (144A)                            $    4,603,200
  2,244,000                     NR/Ba3   Urbi Desarrollos Urbanos SA de CV, 9.5%,
                                         1/21/20 (b)                                     2,513,280
                                                                                    --------------
                                                                                    $    7,116,480
--------------------------------------------------------------------------------------------------
                                         Household Appliances -- 0.1%
  4,940,000                  BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13              $    5,250,459
--------------------------------------------------------------------------------------------------
                                         Housewares & Specialties -- 0.4%
  9,339,000                    BBB-/NR   Controladora Mabe SA de CV, 7.875%,
                                         10/28/09                                   $   10,039,425
  4,175,000                     BB/Ba3   Reynolds Group Issue, 7.125%, 4/15/19           4,279,375
  2,455,000                    CCC+/B3   Yankee Acquisition Corp., 9.75%,
                                         2/15/17 (b)                                     2,611,506
                                                                                    --------------
                                                                                    $   16,930,306
                                                                                    --------------
                                         Total Consumer Durables & Apparel          $   29,297,245
--------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 1.4%
                                         Casinos & Gaming -- 0.7%
  6,415,000                       B/B2   Codere Finance SA, 8.25%,
                                         6/15/15 (144A)                             $    9,268,388
  7,530,000        8.25         BB/Ba2   Lottomatica S.p.A., Floating Rate Note,
                                         3/31/66 (144A)                                 10,929,593
  1,875,000                      NR/WR   Mashantucket Pequot Tribe, 8.5%,
                                         11/15/15 (144A)                                   187,500
  4,041,000                       B/B3   Peermont Global, Ltd., 7.75%,
                                         4/30/14 (144A)                                  5,164,217
  2,310,000                     BB-/B1   Scientific Games Corp., 7.875%,
                                         6/15/16                                         2,437,050
  4,274,000                     BB-/B1   Scientific Games International, Inc.,
                                         9.25%, 6/15/19 (144A) (b)                       4,690,715
  1,780,000                   CCC/Caa2   Shingle Springs Tribal, 9.375%,
                                         6/15/15 (144A)                                  1,174,800
  2,875,000                      NR/WR   Station Casinos, 6.625%, 3/15/18 (e)       $          288
                                                                                    --------------
                                                                                    $   33,852,551
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                         Education Services -- 0.1%
  3,310,000                    AAA/Aaa   Leland Stanford Junior University,
                                         4.75%, 5/1/19                             $    3,560,104
-------------------------------------------------------------------------------------------------
                                         Restaurants -- 0.3%
  3,550,000                   BBB-/Ba2   Arcos Dorados SA, 7.5%, 10/1/19           $    3,834,000
  4,000,000                    B-/Caa1   Burger King Corp., 9.875%,
                                         10/15/18 (b)                                   4,235,000
  4,291,000                  CCC+/Caa2   Dunkin Finance Corp., 9.625%,
                                         12/1/18 (b)                                    4,371,456
                                                                                   --------------
                                                                                   $   12,440,456
-------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.3%
  5,322,000                    BB-/Ba3   Service Corp. International, 8.0%,
                                         11/15/21                                  $    5,800,980
  4,960,000                    BB-/Ba3   Service Corp. International, 7.0%,
                                         5/15/19                                        5,208,000
                                                                                   --------------
                                                                                   $   11,008,980
                                                                                   --------------
                                         Total Consumer Services                   $   60,862,091
-------------------------------------------------------------------------------------------------
                                         MEDIA -- 1.2%
                                         Advertising -- 0.0%
  1,000,000                     B+/Ba2   Interpublic Group of Cos., 10.0%,
                                         7/15/17                                   $    1,190,000
-------------------------------------------------------------------------------------------------
                                         Broadcasting -- 1.1%
  5,100,000                      B+/B2   CCO Holdings LLC, 7.25%, 10/30/17         $    5,329,500
  3,390,000                  BBB+/Baa1   Grupo Telivisa SA, 6.0%,
                                         5/15/18 (144A)                                 3,697,632
  2,735,000                       B/B1   Hughes Network Systems LLC, 9.5%,
                                         4/15/14                                        2,823,888
    685,000                       B/B1   Hughes Network Systems LLC, 9.5%,
                                         4/15/14                                          707,263
  7,138,535                  CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17          7,834,542
  6,400,000                    NR/Baa3   Myriad International Holdings, 6.375%,
                                         7/28/17                                        6,759,680
  6,235,000                       B/B2   Nara Cable Funding, Ltd., 8.875%,
                                         12/1/18                                        9,074,725
  5,511,000                       B/B3   Intelsat Subsidiary Holding Co., 8.5%,
                                         1/15/13                                        5,527,533
  4,125,000                    B-/Caa1   Telesat Canada LLC, 12.5%, 11/1/17             4,919,063
                                                                                   --------------
                                                                                   $   46,673,826
-------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- 0.1%
  1,100,000                   BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19    $    1,340,052
    640,000                   BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                         2/14/19                                          797,910
                                                                                   --------------
                                                                                   $    2,137,962
                                                                                   --------------
                                         Total Media                               $   50,001,788
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    43

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.6%
                                        Distributors -- 0.1%
  5,538,000                      B/B3   Minerva Overseas II, 10.875%,
                                        11/15/19 (144A)                           $    6,105,645
------------------------------------------------------------------------------------------------
                                        Internet Retail -- 0.5%
  9,735,000                  BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20             $    9,820,181
  1,785,000                  BBB-/Ba1   Expedia, Inc., 8.5%, 7/1/16 (144A)             1,941,188
  7,395,000                      B/B1   Ticketmaster, 10.75%, 8/1/16                   8,079,038
                                                                                  --------------
                                                                                  $   19,840,407
                                                                                  --------------
                                        Total Retailing                           $   25,946,052
------------------------------------------------------------------------------------------------
                                        FOOD & DRUG RETAILING -- 0.2%
                                        Drug Retail -- 0.2%
  1,161,918                 BBB+/Baa2   CVS Pass-Through Trust, 6.036%,
                                        12/10/28                                  $    1,196,438
  6,002,214                 BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                        1/10/33                                        6,053,713
                                                                                  --------------
                                                                                  $    7,250,151
                                                                                  --------------
                                        Total Food & Drug Retailing               $    7,250,151
------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 1.2%
                                        Agricultural Products -- 0.3%
 12,360,000                  BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20              $   12,364,017
------------------------------------------------------------------------------------------------
                                        Brewers -- 0.2%
  4,255,000                 BBB+/Baa1   Anheuser-Busch InBev Worldwide, Inc.,
                                        7.75%, 1/15/19                            $    5,234,961
    535,000                   BBB+/A3   Cia Brasileira de Bebida, 10.5%,
                                        12/15/11                                         569,775
  2,530,000                   BBB+/A3   Cia Brasileira de Bebida, 8.75%,
                                        9/15/13                                        2,887,995
                                                                                  --------------
                                                                                  $    8,692,731
------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.5%
  2,200,000                     NR/B1   Arcor, 7.25%, 11/9/17                     $    2,321,000
    750,000                     NR/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)             830,625
  2,000,000                     B-/B3   Blue Merger Sub, Inc., 7.625%, 2/15/19         2,027,500
  1,038,898                     NR/NR   Independencia International, 12.0%,
                                        12/30/16 (144A)                                   15,583
  7,400,000                     BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18           7,603,500
  3,305,000                 BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                3,530,024
  6,750,000                     B+/B1   Marfrig Overseas, Ltd., 9.5%,
                                        5/4/20 (144A)                             $    7,036,875
                                                                                  --------------
                                                                                  $   23,365,107
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Tobacco -- 0.2%
  7,950,000                     B+/B2   Alliance One International, Inc., 10.0%,
                                        7/15/16                                      $    8,059,313
                                                                                     --------------
                                        Total Food, Beverage & Tobacco               $   52,481,168
---------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                        Health Care Facilities -- 0.2%
  1,700,000                    BB/Ba3   HCA, Inc., 7.875%, 2/15/20                   $    1,848,750
  1,430,000                    BB/Ba3   HCA, Inc., 8.5%, 4/15/19                          1,587,300
  3,655,000                    BB-/B2   HCA, Inc., 9.125%, 11/15/14                       3,833,181
  2,754,957                    BB-/B2   HCA, Inc., 9.625%, 11/15/16                       2,968,466
                                                                                     --------------
                                                                                     $   10,237,697
---------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.1%
  1,813,000                     B-/B2   Gentiva Health Services, Inc., 11.5%,
                                        9/1/18                                       $    2,050,956
---------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
  3,105,000                     B-/B3   Biomet, Inc., 10.375%, 10/15/17              $    3,411,619
  4,100,000                     B-/B2   Inverness Medical Innovations, 7.875%,
                                        2/1/16                                            4,279,375
                                                                                     --------------
                                                                                     $    7,690,994
                                                                                     --------------
                                        Total Health Care Equipment & Services       $   19,979,647
---------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                        Biotechnology -- 0.1%
  4,990,000                 BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13              $    5,332,519
---------------------------------------------------------------------------------------------------
                                        Pharmaceuticals -- 0.2%
  9,170,000                   BB-/Ba3   Valeant Pharmaceuticals International,
                                        Inc., 6.875%, 12/1/18                        $    8,986,600
                                                                                     --------------
                                        Total Pharmaceuticals & Biotechnology        $   14,319,119
---------------------------------------------------------------------------------------------------
                                        BANKS -- 4.7%
                                        Diversified Banks -- 3.3%
    874,500  2.19             BB+/Ba1   Alfa Div Pymt Rights Finance Co., Floating
                                        Rate Note, 12/15/11 (144A)                   $      862,495
  6,950,000                   AAA/Aaa   Asian Development Bank, 0.5%, 3/27/13             6,571,897
  5,300,000                  BBB/Baa2   Banco de Credito del Peru, 5.375%,
                                        9/16/20                                           5,008,500
  1,753,000                     BB/NR   Banco de Credito del Peru, 9.75%,
                                        11/6/69                                           2,007,185
  1,700,000  8.00              NR/Ba2   Banco Macro SA, Floating Rate Note,
                                        6/7/12                                            1,275,000
  3,060,000                   AA-/Aa3   Barclays Bank Plc, 5.125%, 1/8/20 (b)             3,112,956
  6,400,000                     BB/NR   BBVA Banco Continental via Continental
                                        Trustees Cayman, Ltd., 7.375%,
                                        10/7/40 (144A)                                    6,352,000
 14,540,000                     NR/A2   BBVA Bancomer SA, 6.5%, 3/10/21                  14,367,875
  1,000,000                   AAA/Aaa   Council of Europe, 5.5%, 1/18/12                  1,040,010


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    45

-------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (d)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
    5,700,000                       A-/A3   Credit Agricole SA, 8.375%, 12/13/49         $    6,099,000
    2,770,000                        A/A1   Industrial Bank of Korea, 7.125%, 4/23/14         3,117,408
    8,225,000                     AAA/Aaa   International Bank for Reconstruction &
                                            Development, 10.0%, 3/2/17                        5,691,300
168,720,000                        NR/Aaa   International Bank for Reconstruction &
                                            Development, 3.25%, 4/14/14                      30,315,436
 11,350,000                       AAA/Aaa   International Bank for Reconstruction &
                                            Development, 5.75%, 10/21/19                     11,478,613
  2,420,000                          B/B2   Kazkommerts International BV, 8.0%,
                                            11/3/15                                           2,486,550
 13,825,000                          A/A2   Northgroup Preferred Capital Corp.,
                                            6.378%, 1/29/49                                  13,366,148
 29,560,000                       AAA/Aaa   Rabobank Nederland NV, 0.0%, 3/3/15              13,592,756
  3,900,000           3.04          A-/NR   Scotiabank Peru SA, Floating Rate Note,
                                            3/15/17 (144A)                                    3,924,960
  5,030,000                     BBB+/Baa2   Societe Generale, 8.75%, 10/29/49                 5,319,225
  6,900,000                          A/A2   Standard Chartered Plc, 3.85%,
                                            4/27/15 (144A)                                    7,061,225
                                                                                         --------------
                                                                                         $  143,050,539
-------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 1.4%
  1,180,000                       BBB+/A2   American Express Bank FSB, 5.5%,
                                            4/16/13                                      $    1,265,596
  3,413,000                     BBB-/Baa3   Banco Internacional del Peru, 5.75%,
                                            10/7/20 (144A)                                    3,174,090
  7,965,000                       BB/Baa3   Capitial One Capital VI, 8.875%, 5/15/40          8,393,119
  1,500,000                          A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)                1,693,490
  2,850,000                        A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18              3,126,359
  1,809,000                          A/A3   PNC Bank NA, 6.0%, 12/7/17                        2,002,621
 15,455,000           8.25       BBB/Baa3   PNC Financial Services Group, Floating
                                            Rate Note, 5/29/49                               16,312,248
  4,600,000           8.70       BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                            Rate Note, 3/29/49                                4,919,332
  3,960,000                       A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18                 4,473,810
 10,795,000                     BBB+/Baa1   State Street Capital, 8.25%, 3/15/42             10,809,034
  2,195,000                       AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17                  2,437,111
    660,000                       A-/Baa3   Wachovia Cap Trust III, 5.8%, 3/15/42               605,550
  2,115,000           7.70        A-/Baa3   Wells Fargo & Co., Floating Rate Note,
                                            12/29/49                                          2,178,450
                                                                                         --------------
                                                                                         $   61,390,810
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.0%
DKK     854                       AAA/Aa1   Nykredit Realkredit, 6.0%, 10/1/29           $          175
DKK  39,475                       AAA/Aa1   Nykredit Realkredit, 7.0%, 7/1/32                     8,173
                                                                                         --------------
                                                                                         $        8,348
                                                                                         --------------
                                            Total Banks                                  $  204,449,697
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 5.6%
                                        Asset Management & Custody Banks -- 0.4%
  7,360,000                 BBB+/Baa2   Ameriprise Financial, 7.518%, 6/1/66      $    7,728,000
  9,470,000                 BBB-/Baa3   Janus Capital Group, Inc., 6.95%,
                                        6/15/17                                       10,206,794
                                                                                  --------------
                                                                                  $   17,934,794
------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.3%
  2,030,000                  BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                        7/15/19                                   $    2,552,443
  1,240,000                  BBB/Baa2   Hyundai Capital America, 3.75%, 4/6/16         1,221,595
  4,559,000       4.00       BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14         4,411,288
  5,195,000                      B/B3   Springleaf Finance Corp., 6.9%,
                                        12/15/17                                       4,746,931
                                                                                  --------------
                                                                                  $   12,932,257
------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 2.2%
  2,250,000                   BB-/Ba1   Alfa Bank OJSC Via Alfa Bond Insurance
                                        Plc, 7.875%, 9/25/17                      $    2,379,375
  9,255,000                  BBB/Baa2   Alterra Finance LLC, 6.25%, 9/30/20            9,343,302
    900,000                     B-/NR   ATLAS VI Capital, Ltd., 11.5694%,
                                        4/7/14                                         1,210,224
  1,977,684                     NR/NR   BTA Bank JSC, 0.0%, 7/1/20 (144A)                160,192
    957,298                     NR/NR   BTA Bank JSC, 10.75%, 7/1/18 (144A)            1,017,129
    216,907                     NR/NR   BTA Bank JSC, 7.2%, 7/1/25 (144A)                146,412
  2,250,000       6.66         BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                        5/24/13                                        2,262,150
  1,500,000                   AAA/Aaa   European Investment Bank, 10.0%,
                                        9/10/13                                        1,005,862
  3,100,000                   AAA/Aaa   European Investment Bank, 14.0%,
                                        7/5/16                                         2,422,368
  1,115,000                   AAA/Aaa   European Investment Bank, 9.625%,
                                        4/1/15                                           750,219
  2,550,000                 BBB+/Baa2   Hyundai Capital Services, Inc., 4.375%,
                                        7/27/16                                        2,563,548
  7,115,000                 BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                        5/5/15                                         7,637,326
  2,200,000       6.20          BB/NR   Ibis Re, Ltd., Floating Rate Note,
                                        5/3/13 (144A)                                  2,177,120
  7,900,000                    A+/Aa3   JPMorgan Chase & Co., 0.0%, 10/4/17            2,632,293
 16,140,000                 BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49           17,658,935
  7,000,000                    BB+/NR   Lodestone Re, Ltd., 0.0%, 1/8/14               6,856,500
  4,200,000                     BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14               4,152,120
  4,700,000                    BB+/NR   Lodestone Re, Ltd., 0.0%,
                                        5/17/13 (144A)                                 4,653,470
  4,900,000       8.37          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                        5/17/13 (144A)                                 4,909,310


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    47

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- (continued)
    700,000       0.00           B/NR   Mariah Re, Ltd., Floating Rate Note,
                                        1/8/14                                    $      712,670
  1,100,000                     NR/B3   Nelson Re, Ltd., 11.62625%, 6/6/11             1,107,260
  1,644,467                 BBB+/Baa1   PF Export Receivable Master Trust,
                                        6.436%, 6/1/15 (144A)                          1,751,358
    946,994                  BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                        1/1/12 (144A)                                    947,562
  3,400,000                    BB-/NR   Queen Street II Capital, Ltd., 0.0%,
                                        4/9/14                                         3,379,260
  3,250,000                     BB/NR   Residential Reinsurance 2010, Ltd.,
                                        0.0%, 6/6/13                                   3,257,150
  3,300,000       0.00          BB/NR   Residential Reinsurance 2010, Ltd.,
                                        Floating Rate Note, 6/6/13 (144A)              3,334,980
  2,600,000       9.06          B+/NR   Residential Reinsurance 2010, Ltd.,
                                        Floating Rate Note, 6/6/13 (144A)              2,633,280
  2,625,000                    NR/Ba3   Telenet Finance III, 6.625%, 2/15/21           3,634,595
                                                                                  --------------
                                                                                  $   94,695,970
------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 1.6%
  1,400,000                   BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                        6/30/35 (144A)                            $    1,474,494
 24,125,000       5.79      BBB-/Baa2   Goldman Sachs Capital, Floating Rate
                                        Note, 12/29/49                                20,807,813
  6,565,000                  BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21         6,972,890
  7,750,000                     A-/A2   Macquarie Group, Ltd., 6.25%, 1/14/21          7,831,484
  5,350,000                     A-/A2   Macquarie Group, Ltd., 7.625%,
                                        8/13/19                                        5,931,235
  5,825,000                     A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20           5,862,245
  3,820,000                      A/A2   Merrill Lynch & Co., 5.45%, 2/5/13             4,049,414
  5,900,000                      A/A2   Morgan Stanley, 5.5%, 1/26/20                  5,925,671
  7,630,000       6.63           A/A2   Morgan Stanley Dean Witter, Floating
                                        Rate Note, 4/1/18                              8,386,255
  1,955,000                   A-/Baa1   TD Ameritrade Holding Corp., 5.6%,
                                        12/1/19                                        2,068,816
                                                                                  --------------
                                                                                  $   69,310,317
------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 1.1%
 10,130,000                  BBB/Baa1   Banque PSA Finance, 5.75%, 4/4/21         $   10,036,014
  6,180,000                 BBB+/Baa2   BM&F Bovespa SA, 5.5%, 7/16/20                 6,321,899
 12,095,000                  BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19        12,567,491
  1,000,000      13.54          B-/NR   Montana Re, Ltd., Floating Rate Note,
                                        12/7/12                                          989,500
  8,810,000       7.68      CCC-/Caa2   NCO Group, Inc., Floating Rate Note,
                                        11/15/13                                       7,796,850
  4,600,000                     B-/NR   Successor X, Ltd., 0.0%, 1/7/14                4,488,680
  1,250,000                     B-/NR   Successor X, Ltd., 9.87982%, 4/4/13            1,211,000


The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Specialized Finance -- (continued)
  5,650,000  9.42                B/NR   Successor X, Ltd., Floating Rate Note,
                                        2/25/14                                      $    5,459,030
                                                                                     --------------
                                                                                     $   48,870,464
                                                                                     --------------
                                        Total Diversified Financials                 $  243,743,802
---------------------------------------------------------------------------------------------------
                                        INSURANCE -- 4.4%
                                        Insurance Brokers -- 0.3%
    565,000                 CCC+/Caa1   Hub International Holdings, 10.25%,
                                        6/15/15 (144A)                               $      584,775
  6,715,000                 BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                        5/15/20 (144A)                                    6,935,319
  2,125,000                     NR/B1   Towergate Finance Plc, 8.5%, 2/15/18              3,465,238
  1,700,000  6.68              CCC/B3   USI Holdings Corp., Floating Rate Note,
                                        11/15/14                                          1,653,250
                                                                                     --------------
                                                                                     $   12,638,582
---------------------------------------------------------------------------------------------------
                                        Life & Health Insurance -- 1.3%
  9,870,000                  BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                        1/31/20                                      $   10,837,872
 11,729,000                   BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67           10,966,615
  2,565,000                   A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19             3,247,957
  7,202,000                  BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                     9,938,760
  7,630,000                   A-/Baa2   Protective Life Corp., 7.375%, 10/15/19           8,489,649
  4,000,000                    A/Baa2   Prudential Financial, Inc., 5.15%,
                                        1/15/13                                           4,228,556
  1,770,000                    A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14         1,902,362
    755,000                    A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15           833,267
  4,004,000                 BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                        6/15/38                                           4,724,720
  3,400,000                 BBB-/Baa3   Unum Group, 5.625%, 9/15/20                       3,454,886
                                                                                     --------------
                                                                                     $   58,624,644
---------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.7%
 12,540,000                  BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21      $   12,454,001
  4,525,000                  BBB/Baa3   Genworth Financial, Inc., 7.625%,
                                        9/24/21                                           4,539,475
 11,985,000                   BB/Baa3   Liberty Mutual Group, 7.0%,
                                        3/15/37 (144A)                                   11,528,863
  1,560,000                 BBB-/Baa2   Liberty Mutual Group, 7.3%,
                                        6/15/14 (144A)                                    1,687,624
                                                                                     --------------
                                                                                     $   30,209,963
---------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- 0.8%
  7,171,000                 BBB-/Baa3   Hanover Insurance Group, 7.625%,
                                        10/15/25                                     $    7,278,429
    500,000                     A-/A3   The Allstate Corp., 6.75%, 5/15/18                  575,639


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    49

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- (continued)
  2,700,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        7.5%, 3/1/20                                  $    2,870,022
    640,000                   BB-/Ba1   The Hanover Insurance Group, Inc.,
                                        8.207%, 2/3/27                                       569,600
  2,500,000                 BBB-/Baa3   White Mountains Re Group, Ltd.,
                                        6.375%, 3/20/17                                    2,558,343
  9,835,000                    BB/Ba2   White Mountains Re Group, Ltd.,
                                        7.506%, 5/29/49                                    9,408,358
 13,480,000                  BBB-/Ba1   XL Group Plc, 6.5%, 3/29/49                       12,367,900
                                                                                      --------------
                                                                                      $   35,628,291
----------------------------------------------------------------------------------------------------
                                        Reinsurance -- 1.3%
  1,400,000       7.19         BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                        4/10/12                                       $    1,383,480
    250,000      14.03         BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                        4/16/12 (144A)                                       263,025
  1,200,000       9.41          BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                        5/28/13 (144A)                                     1,234,320
  2,300,000       8.92          BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                        6/7/11                                             2,298,390
  3,150,000      10.78          BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                        3/16/12                                            3,191,895
    750,000       4.35         BB+/NR   Fhu-Jin, Ltd., Floating Rate Note,
                                        8/10/11 (144A)                                       749,175
  3,550,000                    BB+/NR   Foundation Re III, Ltd., 0.0%, 2/25/15             3,509,885
  4,050,000       5.91         BB+/A2   Foundation Re III, Ltd., Floating Rate
                                        Note, 2/3/14                                       4,028,130
  1,775,000      12.03          NR/B3   Globecat, Ltd., Floating Rate Note,
                                        1/2/13 (144A)                                      1,702,935
    250,000       8.78          NR/B1   Globecat, Ltd., Floating Rate Note,
                                        1/2/13 (144A)                                        248,600
  1,000,000       1.88         BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                        Note, 4/8/13                                       1,005,700
    250,000                      B/NR   MultiCat Mexico 2009, 0.0%, 10/19/12                 262,350
    250,000                      B/NR   MultiCat Mexico 2009, 0.0%, 10/19/12                 262,575
  2,185,000       7.20           NR/C   Muteki, Ltd., Floating Rate Note, 5/24/11              4,589
  1,400,000      12.25          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                        3/20/12                                            1,442,980
  2,150,000      10.30         BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                        6/7/11                                             2,168,060
 11,395,000                 BBB+/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17            12,190,394
  8,470,000                   A-/Baa1   Reinsurance Group of America, Inc.,
                                        6.45%, 11/15/19                                    9,126,730
  1,000,000       9.40         BB-/NA   Residential Re LLC, Floating Rate Note,
                                        6/6/11                                             1,001,700
    900,000      14.15          B-/NA   Residential Re LLC, Floating Rate Note,
                                        6/6/11                                               908,730


The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Reinsurance -- (continued)
  7,740,000                  BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40    $    8,128,146
                                                                                   --------------
                                                                                   $   55,111,789
                                                                                   --------------
                                        Total Insurance                            $  192,213,269
-------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 2.5%
                                        Diversified Real Estate Activities -- 0.5%
 15,725,000                 BBB+/Baa1   Dexus Diversified Trust, 5.6%, 3/15/21     $   15,519,553
  5,680,000                     A-/A2   WEA Finance LLC, 7.125%, 4/15/18                6,586,778
                                                                                   --------------
                                                                                   $   22,106,331
-------------------------------------------------------------------------------------------------
                                        Diversified Real Estate Investment Trusts -- 0.7%
  6,760,000                 BBB+/Baa1   Dexus Finance Proprietary, Ltd., 7.125%,
                                        10/15/14                                   $    7,582,983
  3,740,000                  BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15          3,841,365
  3,125,000                  BBB/Baa2   Digital Realty Trust LP, 5.25%, 3/15/21         3,074,613
  1,415,000                  BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20         1,476,881
 12,275,000                  BBB/Baa3   Goodman Funding Proprietary, Ltd.,
                                        6.375%, 4/15/21                                12,248,633
                                                                                   --------------
                                                                                   $   28,224,475
-------------------------------------------------------------------------------------------------
                                        Office Real Estate Investment Trusts -- 0.1%
    980,000                  BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19     $    1,180,846
  4,275,000                  BBB/Baa2   Mack-Cali Realty LP, 5.125%,
                                        1/15/15 (b)                                     4,554,059
                                                                                   --------------
                                                                                   $    5,734,905
-------------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.0%
    353,784  8.19                B/NR   Alto Palermo SA, Floating Rate Note,
                                        6/11/12 (144A)                             $      155,665
    200,000                     B-/B3   Forest City Enterprises, 7.625%, 6/1/15           193,000
                                                                                   --------------
                                                                                   $      348,665
-------------------------------------------------------------------------------------------------
                                        Retail Real Estate Investment Trusts -- 0.2%
  6,310,000                  BB+/Baa3   Developers Diversified Realty, 7.5%,
                                        4/1/17                                     $    7,117,144
-------------------------------------------------------------------------------------------------
                                        Specialized Real Estate Investment Trusts -- 1.0%
    600,000                 BBB-/Baa2   Health Care REIT, Inc., 6.125%, 4/15/20    $      634,606
  3,150,000                 BBB-/Baa2   Health Care REIT, Inc., 5.25%, 1/15/22          3,073,338
  3,305,000                 BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16            3,618,383
  5,450,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                        1/17/17                                         6,006,516
  9,665,000                 BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                        8/15/14                                        10,796,443
  2,375,000                      B/B2   Sabra Health Care LP, 8.125%, 11/1/18           2,505,625
  9,328,000                 BBB-/Baa3   Senior Housing Properties Trust, 6.75%,
                                        4/15/20                                         9,873,921
    850,000                 BBB-/Baa3   Ventas Realty LP, 6.75%, 4/1/17                   901,188


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    51

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                         Specialized Real Estate Investment Trusts -- (continued)
  3,250,000                  BBB-/Baa3   Ventas Realty LP, 6.5%, 6/1/16           $    3,359,889
  3,215,000                  BBB-/Baa3   Ventas Realty LP, 6.5%, 6/1/16                3,328,049
                                                                                  --------------
                                                                                  $   44,097,958
                                                                                  --------------
                                         Total Real Estate                        $  107,629,478
------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.6%
                                         Application Software -- 0.1%
  3,034,000                       B/B3   Allen Systems Group, Inc., 10.5%,
                                         11/15/16                                 $    3,079,510
------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced Services -- 0.0%
  1,619,000                    B-/Caa1   First Data Corp., 8.25%, 1/15/21 (b)     $    1,614,953
------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.3%
  5,185,000                    BB-/Ba2   Equinix, Inc., 8.125%, 3/1/18            $    5,612,763
  7,920,000                      NR/A2   GTP Towers Issuer LLC, 4.436%,
                                         2/15/15 (144A)                                8,143,204
                                                                                  --------------
                                                                                  $   13,755,967
------------------------------------------------------------------------------------------------
                                         IT Consulting & Other Services -- 0.2%
  2,855,000                    B-/Caa1   Sungard Data Systems, Inc., 10.25%,
                                         8/15/15                                  $    2,997,750
  2,905,000                     B/Caa1   Sungard Data Systems, Inc., 10.625%,
                                         5/15/15                                       3,184,606
                                                                                  --------------
                                                                                  $    6,182,356
                                                                                  --------------
                                         Total Software & Services                $   24,632,786
------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                         Communications Equipment -- 0.2%
    962,000                   BBB-/Ba2   Brocade Communications Systems,
                                         6.625%, 1/15/18                          $    1,018,518
    962,000                   BBB-/Ba2   Brocade Communications Systems,
                                         6.875, 1/15/20                                1,038,960
  4,755,000                       B/B3   CommScope, Inc., 8.25%, 1/15/19               4,968,975
                                                                                  --------------
                                                                                  $    7,026,453
------------------------------------------------------------------------------------------------
                                         Computer Storage & Peripherals -- 0.1%
  5,745,000                    BB+/Ba1   Seagate HDD Cayman, 7.75%,
                                         12/15/18                                 $    5,946,075
                                                                                  --------------
                                         Total Technology Hardware
                                         & Equipment                              $   12,972,528
------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS -- 0.1%
                                         Semiconductor Equipment -- 0.1%
  4,035,000                   BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18     $    4,450,097
                                                                                  --------------
                                         Total Semiconductors                     $    4,450,097
------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 3.4%
                                        Alternative Carriers -- 0.5%
  6,047,000                      B/B2   Global Crossing, Ltd., 12.0%, 9/15/15       $    6,893,580
  7,500,000                 CCC+/Caa1   PAETEC Escrow Corp., 9.875%, 12/1/18             7,912,500
  2,810,000                     B/Ba3   PAETEC Holdings, 8.875%,
                                        6/30/17 (144A)                                   3,027,775
  4,734,000                 CCC+/Caa1   PAETEC Holdings, 9.5%, 7/15/15 (b)               4,958,865
                                                                                    --------------
                                                                                    $   22,792,720
--------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 1.6%
  5,750,000                      B/NR   Bakrie Telecom Tbk PT, 11.5%,
                                        5/7/15 (144A)                               $    6,138,125
  5,603,000                      B/B2   Cincinnati Bell, Inc., 8.25%, 10/15/17           5,645,023
 13,440,000                      B/B2   Cincinnati Bell, Inc., 8.375%, 10/15/20         13,204,800
  3,200,000                 BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16                     3,639,008
  3,885,000                    BB/Ba2   Frontier Communications Corp., 8.5%,
                                        4/15/20                                          4,210,369
  6,290,000                    BB/Ba2   Frontier Communications Corp., 8.75%,
                                        4/15/22 (b)                                      6,808,925
  3,690,000                    BB-/B2   GCI, Inc., 7.25%, 2/15/14                        3,726,900
  1,500,000                    BB-/B2   GCI, Inc., 8.625%, 11/15/19                      1,646,250
  3,720,000                     B+/B1   MasTec, Inc., 7.625%, 2/1/17                     3,813,000
  2,040,000                     B+/B1   MasTec, Inc., 4.0%, 6/15/14                      3,054,900
  3,600,000                      A/A2   Qtel International FIN, Ltd., 6.5%,
                                        6/10/14                                          3,946,500
  1,235,000                      A/A2   Qtel International Finance, Ltd., 3.375%,
                                        10/14/16                                         1,191,775
  5,000,000                    B+/Ba3   Windstream Corp., 7.75%, 10/15/20 (b)            5,137,500
  1,940,000                    B+/Ba3   Windstream Corp., 8.125%, 9/1/18                 2,070,950
  5,320,000                    B+/Ba3   Windstream Corp., 8.625%, 8/1/16                 5,639,200
                                                                                    --------------
                                                                                    $   69,873,225
--------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 1.3%
  8,075,000                     B+/B3   Cricket Communications, Inc., 7.75%,
                                        10/15/20 (b)                                $    8,135,563
  6,790,000                     NR/A2   Crown Castle Towers LLC, 4.883%,
                                        8/15/20                                          6,794,576
  3,135,000                     NR/A2   Crown Castle Towers LLC, 6.113%,
                                        1/15/20                                          3,397,879
  6,400,000                     NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)              6,784,000
  4,250,000                      B/B2   MetroPCS Wireless, Inc., 6.625%,
                                        11/15/20 (b)                                     4,244,688
  6,500,000                      B/B2   MetroPCS Wireless, Inc., 7.875%,
                                        9/1/18 (b)                                       6,955,000
  2,050,000                     B+/B1   NII Capital Corp., 10.0%, 8/15/16                2,337,000
  3,250,000                     NR/NR   Richland Towers Funding LLC, 7.87%,
                                        3/15/16                                          3,250,000


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    53

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- (continued)
  5,935,000                     B-/B2   True Move Co., Ltd., 10.75%,
                                        12/16/13 (144A)                              $    6,424,638
    692,000                   BB+/Ba3   VIP Finance, 9.125%,
                                        4/30/18 (144A) (b)                                  787,496
  1,950,000                   BB+/Ba3   VIP Finance Ireland, Ltd., 7.748%, 2/2/21         2,047,500
  6,600,000                     NR/NR   WCP Wireless Site Funding LLC, 6.829%,
                                        11/15/15                                          6,575,727
                                                                                     --------------
                                                                                     $   57,734,067
                                                                                     --------------
                                        Total Telecommunication Services             $  150,400,012
---------------------------------------------------------------------------------------------------
                                        UTILITIES -- 2.4%
                                        Electric Utilities -- 1.1%
  1,825,000                   BBB+/A3   CenterPoint Energy Houston Electric LLC,
                                        7.0%, 3/1/14                                 $    2,069,597
  4,196,000                  BBB/Baa3   Commonwealth Edison Co., 6.95%, 7/15/18           4,634,700
  5,720,000                    NR/Ba2   Dubai Electricity & Water Authority,
                                        7.375%, 10/21/20                                  5,548,400
 12,400,000                    NR/Ba2   Dubai Electricity & Water Authority, 8.5%,
                                        4/22/15                                          13,454,000
  2,033,940                    B+/Ba2   FPL Energy Wind Funding, 6.876%,
                                        6/27/17 (144A)                                    1,911,904
  2,725,000                  BB+/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                        1/15/19 (144A) (b)                                2,894,956
  1,330,000                  BB+/Baa2   Israel Electric Corp., Ltd., 9.375%,
                                        1/28/20 (144A)                                    1,602,768
  2,075,000                   BB+/Ba1   PPL Capital Funding, Inc., 6.7%, 3/30/67          2,046,469
  2,245,000                  BB+/Baa3   Public Service of New Mexico, 7.95%,
                                        5/15/18                                           2,522,240
  3,183,000                   BB-/Ba2   Public Service of New Mexico, 9.25%,
                                        5/15/15                                           3,596,790
  5,000,000                 CCC-/Caa3   Texas Competitive Electric Holdings,
                                        15.0%, 4/1/21 (b)                                 4,125,000
  4,125,000                   BBB+/A3   West Penn Power Co., 5.95%, 12/15/17              4,534,349
  1,650,000                     NA/NA   White Pine Hydro Portfolio, 7.26%,
                                        7/20/15                                           1,564,448
                                                                                     --------------
                                                                                     $   50,505,621
---------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 0.4%
  3,575,000                    B+/Ba3   Ferrellgas LP, 6.5%, 5/1/21                  $    3,467,750
  1,370,000                      A/A1   Korea Gas Corp., 6.0%,
                                        7/15/14 (144A) (b)                                1,494,859
  1,965,000                   AA-/Aa3   Nakilat, Inc., 6.067%, 12/31/33 (144A)            1,955,175
  4,149,692                     A+/A1   Nakilat, Inc., 6.267%, 12/31/33 (144A)            3,863,239
  6,895,000                      B/B2   Transportadora De Gas del Sur, 7.875%,
                                        5/14/17 (144A) (b)                                6,808,813
                                                                                     --------------
                                                                                     $   17,589,836
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 0.7%
  6,958,985                     NR/B1   Coso Geothermal Power Holdings, 7.0%,
                                        7/15/26 (144A)                            $    5,656,889
  7,935,000                   BB-/Ba3   Intergen NV, 9.0%, 6/30/17                     8,549,963
  1,114,572                    NR/Ba1   Juniper Generation, 6.79%,
                                        12/31/14 (144A)                                1,051,788
  3,775,000                 BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                        3/20/21 (144A)                                 3,776,284
  2,754,000                    BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25            2,698,920
  2,893,550                 BBB-/Baa3   Panoche Energy Center LLC, 6.88%,
                                        7/31/29 (144A)                                 2,929,227
  4,050,000                     NR/B2   Star Energy Geothermal, 11.5%,
                                        2/12/15 (b)                                    4,637,250
                                                                                  --------------
                                                                                  $   29,300,321
------------------------------------------------------------------------------------------------
                                        Multi-Utilities -- 0.2%
  3,275,000                 BBB+/Baa2   New York State Gas and Electric, 6.15%,
                                        12/15/17 (144A)                           $    3,519,299
  4,499,020                     NR/NR   Ormat Funding Corp., 8.25%, 12/30/20           4,386,545
                                                                                  --------------
                                                                                  $    7,905,844
                                                                                  --------------
                                        Total Utilities                           $  105,301,622
------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $1,833,084,546)                     $1,954,640,339
------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- 5.8%
    167,385                   AAA/Aaa   Fannie Mae, 0.58125%, 2/25/21             $      167,365
  9,884,385                   AAA/Aaa   Fannie Mae, 3.5%, 11/1/40                      9,319,758
  2,683,283                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        4.5%, 10/1/35                                  2,746,665
  1,723,085                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.0%, 5/1/34 - 7/1/35                          1,807,923
     52,049                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.5%, 10/1/16                                     56,242
  2,687,226                   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.0%, 6/1/17 - 6/1/35                          2,941,516
    109,172                   AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%
                                        9/1/32 - 10/1/33                                 123,784
  2,920,820                   AAA/Aaa   Federal National Mortgage Association,
                                        4.5%, 3/1/35 - 6/1/37                          3,105,756
  8,113,833                   AAA/Aaa   Federal National Mortgage Association,
                                        5.0%, 12/1/21 - 12/1/34                        8,613,442
 10,077,036                   AAA/Aaa   Federal National Mortgage Association,
                                        5.5%, 3/1/21 - 4/1/36                         10,919,373
  9,574,410                   AAA/Aaa   Federal National Mortgage Association,
                                        6.0%, 7/1/17 - 7/1/38                         10,444,981


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    55

-----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                        U.S. Government and Agency Obligations -- (continued)
    447,060                     AAA/Aaa Federal National Mortgage Association,
                                        6.5%, 12/1/21 - 11/1/32                  $      498,520
      8,786                     AAA/Aaa Federal National Mortgage Association,
                                        7.0%, 5/1/28 - 7/1/31                            10,137
      2,100                     AAA/Aaa Federal National Mortgage Association,
                                        7.5%, 1/1/28                                      2,431
  6,641,196                     AAA/Aaa Freddie Mac, 3.5%, 10/1/40                    6,247,546
        949                     AAA/Aaa Government National Mortgage
                                        Association I, 6.5%, 12/15/31                     1,075
      4,619                     AAA/Aaa Government National Mortgage
                                        Association I, 7.0%, 5/15/31                      5,349
  6,069,454                     AAA/Aaa Government National Mortgage
                                        Association II, 4.5%,
                                        12/20/34 - 1/20/35                            6,300,220
    462,825                     AAA/Aaa Government National Mortgage
                                        Association II, 5.5%, 3/20/34                   504,142
    819,300                     AAA/Aaa Government National Mortgage
                                        Association II, 6.0%,
                                        5/20/32 - 10/20/33                              897,970
     11,123                     AAA/Aaa Government National Mortgage
                                        Association II, 7.0%, 1/20/29                    12,824
 65,083,904                       NR/NR Government National Mortgage
                                        Association, 1.35404%, 3/16/51                3,858,525
 66,400,000                       NR/NR Government National Mortgage
                                        Association, 1.762244%, 3/15/52               5,223,163
 31,168,526                      AAA/NR Government National Mortgage
                                        Association, 1.86376%, 4/16/51                2,329,062
 13,213,624                     AAA/Aaa Government National Mortgage
                                        Association, 4.5%, 9/15/33 - 9/20/39         13,382,639
  2,699,788                     AAA/Aaa Government National Mortgage
                                        Association, 5.0%, 11/15/16 - 9/15/33         2,889,007
  1,355,206                     AAA/Aaa Government National Mortgage
                                        Association, 5.125%, 10/15/38                 1,446,894
 16,302,091                     AAA/Aaa Government National Mortgage
                                        Association, 5.5%, 3/15/17 - 3/15/37         17,724,313
  1,513,826                     AAA/Aaa Government National Mortgage
                                        Association, 5.75%, 10/15/38                  1,654,564
 14,682,319                     AAA/Aaa Government National Mortgage
                                        Association, 6.0%, 4/15/13 - 7/15/38         16,161,842
    877,878                     AAA/Aaa Government National Mortgage
                                        Association, 6.5%, 1/20/28 - 10/15/32           994,162
     21,382                     AAA/Aaa Government National Mortgage
                                        Association, 7.0%, 5/15/29 - 6/15/31             24,729
        168                     AAA/Aaa Government National Mortgage
                                        Association, 7.5%, 8/15/29                          196
      1,873                     AAA/Aaa Government National Mortgage
                                        Association, 8.0%, 12/15/29                       1,966


The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------------
Principal             Floating    S&P/Moody's
Amount ($)            Rate (d)    Ratings                                                 Value
--------------------------------------------------------------------------------------------------------
                                                 U.S. Government and Agency Obligations -- (continued)
         32,000,000   1.48              NR/Aaa   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 10/16/52                                 $    2,580,509
          9,100,000                    AAA/Aaa   U.S. Treasury Bonds, 2.75%, 2/15/19           8,891,692
          3,000,000                    AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28          3,377,343
          5,085,000                    AAA/Aaa   U.S. Treasury Notes, 4.375%, 2/15/38          5,001,575
          1,095,000                    AAA/Aaa   U.S. Treasury Notes, 5.0%, 5/15/37            1,189,785
          8,000,000                    AAA/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19          7,999,376
          2,500,000                    AAA/Aaa   U.S. Treasury Notes, 3.625%, 8/15/19          2,584,375
         12,330,000                    AAA/Aaa   U.S. Treasury Notes, 4.25%, 5/15/39          11,827,170
         23,290,000                    AAA/Aaa   U.S. Treasury Notes, 4.375%, 11/15/39        22,784,164
         11,940,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36           12,055,675
         11,100,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38           11,132,956
         26,790,000                    AAA/Aaa   U.S. Treasury Notes, 4.5%, 8/15/39           26,781,642
            150,000                    AAA/Aaa   U.S. Treasury Notes, 5.25%, 2/15/29             168,938
          4,005,000                    AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31          4,580,094
                                                                                          --------------
                                                                                          $  251,373,375
--------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS
                                                 (Cost $248,257,256)                      $  251,373,375
--------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT BONDS -- 6.1%
          1,900,000                       A/A1   Export-Import Bank of Korea, 5.875%,
                                                 1/14/15                                  $    2,080,618
  BRL     36,600,000                 BBB-/Baa3   Brazilian Government, 10.25%, 1/10/28        22,436,094
  CAD      2,300,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.35%,
                                                 12/15/20                                      2,308,475
  CAD     34,825,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.75%,
                                                 3/15/20                                      36,365,668
  CAD     19,500,000                   AAA/Aaa   Canada Housing Trust No. 1, 3.8%,
                                                 6/15/21                                      20,192,202
  CAD      7,550,000                   AAA/Aaa   Canadian Government, 4.25%, 6/1/18            8,383,789
  CAD      7,000,000                   AAA/Aaa   Canadian Government Bond, 1.5%,
                                                 12/1/12                                       7,201,373
  CAD     34,500,000                   AAA/Aaa   Canadian Government Bond, 2.0%,
                                                 6/1/16                                       34,332,628
 EURO     11,000,000                   AAA/Aaa   France Government Bond OAT, 3.5%,
                                                 4/25/20                                      15,453,262
  SEK    118,145,000                   AAA/Aaa   Government of Sweden, 5.5%, 10/8/12          19,626,449
 EURO     13,755,000                   AAA/Aaa   Government of France, 3.75%, 4/25/17         20,144,703
  IDR 37,000,000,000                    BB+/NR   Indonesia Recapitalization Bond,
                                                 14.245%, 6/15/13                              4,886,146
  IDR 21,100,000,000                    BB+/NR   Indonesia Recapitalization Bond,
                                                 14.275%, 12/15/13                             2,847,927
  IDR 11,725,000,000                   BB+/Ba1   Indonesia Treasury Bond, 12.5%,
                                                 3/15/13                                       1,488,297


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    57

-------------------------------------------------------------------------------------------------------------
Principal             Floating    S&P/Moody's
Amount ($)            Rate (d)    Ratings                                                      Value
-------------------------------------------------------------------------------------------------------------
                                                 Foreign Government Bonds -- (continued)
  IDR 23,400,000,000                   BB+/Ba1   Indonesia Treasury Bond, 11.0%,
                                                 12/15/12                                      $    2,883,417
  IDR  9,400,000,000                    NR/Ba1   Indonesia Treasury Bond, 9.0%, 9/15/13             1,129,832
 EURO      4,270,000                   A-/Baa1   Ireland Government Bond, 4.5%,
                                                 4/18/20                                            4,107,810
 EURO      4,275,000                   A-/Baa1   Ireland Government Bond, 5.0%,
                                                 10/18/20                                           4,184,917
 EURO      2,850,000                   A-/Baa1   Ireland Government Bond, 5.9%,
                                                 10/18/19                                           3,059,020
  NOK     23,710,000                   AAA/Aaa   Norway Government Bond, 4.25%,
                                                 5/19/17                                            4,468,217
  NOK     25,000,000                    AAA/NR   Norway Government Bond, 4.5%,
                                                 5/22/19                                            4,768,943
  NOK     25,000,000                   AAA/Aaa   Norway Government Bond, 6.5%,
                                                 5/15/13                                            4,864,398
  NOK    138,000,000                   AAA/Aaa   Norway Treasury Bill, 0.0%, 6/15/11               24,888,197
          2,500,000                      A-/A2   Poland Government International,
                                                 6.375%, 7/15/19                                    2,781,850
  AUD      6,780,000                   AA+/Aaa   Queensland Treasury Corp., 6.0%,
                                                 10/14/15                                           7,188,972
            631,748                   BBB-/Aaa   Republic of Columbia, 9.75%, 4/9/11                  631,748
          1,675,000                  BBB-/Baa3   Republic of Peru, 7.125%, 3/30/19                  1,976,500
            950,000                  BBB-/Baa3   Republic of Peru, 7.35%, 7/21/25                   1,129,075
                                                                                               --------------
                                                                                               $  265,810,527
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $249,805,620)                           $  265,810,527
-------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 5.6%
                                                 MISCELLANEOUS -- 0.1%
          2,950,000                    AAA/Aaa   State of Maryland, 4.0%, 3/15/25              $    2,933,716
                                                                                               --------------
                                                 Total Miscellaneous                           $    2,933,716
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 5.5%
                                                 Municipal Airport -- 0.4%
          3,575,000                      NR/NR   Charlotte North Carolina Special Facilities
                                                 Revenue, 5.60%, 7/1/27                        $    2,886,562
         10,200,000                    CCC+/B3   Houston Texas Airport Revenue, 6.75%,
                                                 7/1/29                                             9,904,302
          3,400,000                   BBB/Baa2   Indianapolis Airport Authority, 5.1%,
                                                 1/15/17                                            3,653,130
          2,450,000                       B/B3   New Jersey Economic Development
                                                 Authority Special Facility Revenue, 7.0%,
                                                 11/15/30                                           2,371,208
            745,000                       B/B3   New Jersey Economic Development
                                                 Authority, 6.25%, 9/15/29                            676,132
                                                                                               --------------
                                                                                               $   19,491,334
-------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

58    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Municipal Development -- 1.0%
  4,865,000                   CCC+/NR   Alliance Airport Authority/Texas, 5.25%,
                                        12/1/29                                      $    3,220,776
  7,775,000                   CCC+/NR   Alliance Airport Authority/Texas, 5.75%,
                                        12/1/29                                           5,498,247
  7,050,000                   BBB-/NR   Brazos Harbor Industrial Development
                                        Corp., 5.9%, 5/1/38                               6,894,618
  7,800,000                   CCC+/NR   Dallas-Fort Worth International Airport,
                                        5.5%, 11/1/30                                     5,296,278
  6,790,000                 CCC+/Caa2   Dallas-Fort Worth TX International Airport
                                        Revenue, 6.375%, 5/1/35                           5,020,458
  7,250,000                  BBB-/Ba2   Louisiana Local Government Environment,
                                        6.75%, 11/1/32                                    7,384,053
  3,700,000                    BBB/NR   Selma Industrial Development Board,
                                        6.25%, 11/1/33                                    3,776,035
  8,430,000                 BBB+/Baa1   St John Baptist Parish Louisian Revenue,
                                        5.125%, 6/1/37                                    7,710,247
                                                                                     --------------
                                                                                     $   44,800,712
---------------------------------------------------------------------------------------------------
                                        Municipal General -- 0.3%
  6,175,000                     BB/B1   County of Cook Illinois, 6.5%, 10/15/40      $    6,127,453
  1,275,000                   AAA/Aa1   New York City Transitional Finance
                                        Authority, 5.0%, 11/1/33                          1,264,711
  3,650,000                   AA-/Aa3   Wisconsin State General, 5.75%, 5/1/33            3,817,681
                                                                                     --------------
                                                                                     $   11,209,845
---------------------------------------------------------------------------------------------------
                                        Municipal Higher Education -- 2.2%
  5,190,000                   AA+/Aa2   California State University Revenue, 5.0%,
                                        11/1/39                                      $    4,541,821
  7,750,000                   AAA/Aaa   Connecticut State Health & Educational
                                        Facility Authority, 5.0%, 7/1/40                  7,843,388
  5,050,000                   AAA/Aaa   Connecticut State Health & Educational,
                                        5.0%, 7/1/42                                      5,093,683
  4,600,000                   AAA/Aaa   Houston Higher Education Finance Corp.,
                                        5.0%, 5/15/40                                     4,650,140
  3,650,000                   AAA/Aaa   Massachusetts Development Finance
                                        Agency, 5.0%, 10/15/40                            3,705,261
 20,100,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 11/15/36             21,277,458
  3,100,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 6.0%, 7/1/36                3,384,704
  4,500,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 7/1/32                5,104,575
  8,750,000                   AAA/Aaa   Missouri State Health & Educational
                                        Facilities, 5.0%, 11/15/39                        8,834,963
  3,500,000                   AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                        10/1/41                                           3,538,430


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    59

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Municipal Higher Education -- (continued)
    550,000                    AA/Aa1   New York State Dormitory Authority, 5.0%,
                                        7/1/35                                      $      552,387
  8,050,000                   AAA/Aa1   New York State Dormitory Authority, 5.0%,
                                        7/1/40                                           7,891,737
 11,600,000                   AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                        7/1/38                                          11,732,704
  5,000,000                    AA/Aa1   Pennsylvania State University, 5.0%,
                                        3/1/40                                           4,939,500
  2,500,000                   AAA/Aaa   Texas A&M University, 5.0%, 7/1/30               2,606,175
                                                                                    --------------
                                                                                    $   95,696,926
--------------------------------------------------------------------------------------------------
                                        Municipal Medical -- 0.1%
  3,100,000                      A/NR   New Hampshire Health, 6.5%, 1/01/41         $    3,020,082
--------------------------------------------------------------------------------------------------
                                        Municipal Pollution -- 1.1%
  3,340,000                    NR/Ba3   Bedford County Economic Development
                                        Authority, 6.55%, 12/1/25                   $    3,317,255
 15,760,000                   BBB-/NR   Brazoria County Environmental, 5.95%,
                                        5/15/33                                         15,250,952
    950,000                   BBB-/NR   Butler Industrial Development Board,
                                        5.75, 9/1/28                                       879,007
  1,000,000                  BBB/Baa3   County of Richland South Carolina,
                                        5.95%, 9/1/31                                      983,700
  3,285,000                 BBB+/Baa1   County of Sweetwater Wyoming, 5.6%,
                                        12/1/35                                          3,091,711
  3,085,000                  BBB/Baa3   Courtland Industrial Development Board,
                                        5.0%, 8/1/27                                     2,769,312
  5,235,000                     B+/B1   Giles County Industrial Development
                                        Authority, 6.45%, 5/1/26                         5,203,224
  2,000,000                    NR/Ba3   Goochland County Industrial Development
                                        Authority, 5.65%, 12/1/25                        1,842,560
  2,090,000                     NR/WR   Green Bay Redevelopment Authority,
                                        5.6%, 5/1/19                                     1,987,256
  4,450,000                    BBB/NR   Gulf Coast Waste Disposal Authority,
                                        5.2%, 5/1/28                                     4,185,715
  6,375,000                    B/Caa2   Ohio State Pollution Control Revenue,
                                        5.65%, 3/1/33                                    5,006,925
  3,440,000                    NR/Ba3   State of Oregon, 5.7%, 12/1/25                   3,191,770
  1,400,000                    BBB/NR   Yavapai County Industrial Development
                                        Authority, 4.9%, 3/1/28                          1,272,292
                                                                                    --------------
                                                                                    $   48,981,679
--------------------------------------------------------------------------------------------------
                                        Municipal Water -- 0.4%
  6,400,000                   AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                        1/1/41                                      $    6,458,560
  1,300,000                   AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                        1/1/35                                           1,317,940


The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Municipal Water -- (continued)
  4,175,000                    AAA/Aaa   City of Charlotte North Carolina, 5.0%,
                                         7/1/38                                        $    4,205,436
  3,000,000                    AA+/Aa2   County of King Washington, 5.125%,
                                         1/1/41                                             2,965,890
  2,500,000                    AAA/Aa2   Hampton Roads Sanitation District, 5.0%,
                                         4/1/38                                             2,492,650
                                                                                       --------------
                                                                                       $   17,440,476
                                                                                       --------------
                                         Total Government                              $  240,641,054
-----------------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $240,039,444)                           $  243,574,770
-----------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN INTERESTS -- 13.5%**
                                         ENERGY -- 0.2%
                                         Coal & Consumable Fuels -- 0.0%
  1,450,000       11.26          NR/NR   PT Bumi Resources Tbk, Term Loan,
                                         8/7/13                                        $    1,450,000
-----------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.1%
  1,677,805        6.00          NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16       $    1,681,300
     72,986        2.54          NR/NR   Fenwal, Inc., Delayed Draw First-Lien Term
                                         Loan, 2/28/14                                         68,607
    425,721        2.54          NR/NR   Fenwal, Inc., Initial First-Lien Term Loan,
                                         2/28/14                                              400,177
  2,100,055        8.50          B+/NR   Hudson Products Holdings Inc., Term
                                         Loan, 8/24/14                                      2,047,554
                                                                                       --------------
                                                                                       $    4,197,638
-----------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 0.1%
  2,765,000        0.00         NR/Ba2   Pilot Travel Centers LLC, Initial Tranche B
                                         Term Loan, 3/7/18                             $    2,778,825
                                                                                       --------------
                                         Total Energy                                  $    8,426,463
-----------------------------------------------------------------------------------------------------
                                         MATERIALS -- 1.3%
                                         Aluminum -- 0.1%
    107,280        2.00          CC/B1   Noranda Aluminum Acquisition Corp.,
                                         Term B Loan, 5/18/14                          $      106,386
  3,840,375        4.00         BB/Ba2   Novelis, Inc., Term Loan, 3/11/17                  3,855,120
                                                                                       --------------
                                                                                       $    3,961,506
-----------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 0.7%
    403,477        1.80        BB+/Ba2   Celanese US Holdings LLC, Term B Dollar
                                         Loan, 4/2/14                                  $      404,234
    403,477        3.30        BB+/Ba2   Celanese US Holdings LLC, Dollar Term C
                                         Loan (Extended), 10/31/16                            405,971
    183,419        1.80        BB-/Ba2   Huntsman International LLC, New Term B
                                         Dollar Loan, 4/29/14                                 181,355
  4,727,895        7.50           B/B1   Ineos Holdings Ltd., Term B1 Facility
                                         (New), 12/16/13                                    7,005,686


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    61

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- (continued)
  5,196,444        8.00           B/B1   Ineos Holdings Ltd., Term C1 Facility
                                         (New), 12/16/14                              $    7,699,972
  1,694,404        7.50          NR/NR   Ineos US Finance LLC, Senior Credit
                                         Facility Term B2, 12/16/13                        1,746,826
  1,704,774        8.00          NR/NR   Ineos US Finance LLC, Senior Credit
                                         Facility Term C2, 12/16/14                        1,757,517
  3,989,610        3.12          B/Ba3   Momentive Performance Materials,
                                         Tranche B-2 Term Loan, 12/4/13                    5,556,469
  5,895,225        5.00          NR/NR   Univar, Inc., Term B Loan, 2/14/17                5,925,753
                                                                                      --------------
                                                                                      $   30,683,783
----------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 0.1%
  4,345,000        0.00          NR/NR   Walter Energy, Inc., B Term Loan, 2/3/18     $    4,378,674
----------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 0.0%
  1,066,548        4.50         BB/Ba2   Bway Holding Co., B Term Loan, 6/16/17       $    1,071,436
     94,692        4.50         BB/Ba2   ICL Industrial Containers ULC/ICL, C Term
                                         Loan, 6/16/17                                        95,047
                                                                                      --------------
                                                                                      $    1,166,483
----------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.1%
  2,350,870        3.05         BB/Ba2   Graphic Packaging International, Inc.,
                                         Incremental Term Loan, 5/16/14               $    2,351,524
  1,512,575        6.75         B+/Ba3   Smurfit-Stone Container Enterprises, Inc.,
                                         Term Loan (Exit), 7/15/16                         1,519,902
                                                                                      --------------
                                                                                      $    3,871,426
----------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.2%
  7,325,000        0.00          NR/NR   Fairmount Minerals, Ltd., Tranche B Term
                                         Loan, 3/1/17                                 $    7,342,170
----------------------------------------------------------------------------------------------------
                                         Specialty Chemicals -- 0.1%
  3,640,000        5.50          NR/NR   Chemtura Corp., Term Facility, 8/29/16       $    3,672,609
    500,100        2.79        BB-/Ba2   Huntsman International LLC, Extended
                                         Term B Loan, 4/19/17                                497,391
                                                                                      --------------
                                                                                      $    4,170,000
                                                                                      --------------
                                         Total Materials                              $   55,574,042
----------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 1.4%
                                         Aerospace & Defense -- 0.9%
  5,159,685        5.31          NR/NR   DAE Aviation Holdings, Inc., Tranche B-1
                                         Loan, 7/31/14                                $    5,156,460
  2,970,483        6.25        BB-/Ba3   DynCorp International Inc., Term Loan,
                                         7/7/16                                            2,995,732
  2,787,033        3.56          B-/B1   Hunter Defense Technologies, Inc., Term
                                         Loan, 8/22/14                                     2,738,260
  6,900,000        3.56         B-/Ba3   Sequa Corp., Term Loan, 12/3/14                   6,800,198
  4,987,500        4.50          NR/NR   SI Organization, Inc., Tranche B Term
                                         Loan, 11/22/16                                    5,018,672


The accompanying notes are an integral part of these financial statements.

62    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Aerospace & Defense -- (continued)
  4,970,452        5.31          NR/NR   Standard Aero Ltd., Tranche B-2 Loan,
                                         7/31/14                                      $    4,967,345
  4,450,278        5.50         NR/Ba2   TASC, Inc., Tranche A Term Loan, 12/18/14         4,464,185
  3,546,113        4.00        BB-/Ba2   TransDigm Group, Inc., Term Loan,
                                         12/25/16                                          3,577,696
  4,104,375        4.50          NR/NR   Triumph Group Inc., Term Loan, 6/16/16            4,126,608
                                                                                      --------------
                                                                                      $   39,845,156
----------------------------------------------------------------------------------------------------
                                         Building Products -- 0.3%
  7,010,000        4.00        BBB-/B1   Armstrong World Industries, Inc., Term
                                         Loan B, 5/23/17                              $    7,053,813
  1,500,000        3.00        BBB/Ba2   Building Materials Corp. of America, Term
                                         Loan Advance, 2/22/14                             1,505,223
    980,315        5.75          NR/NR   Custom Building Products, Inc., Term
                                         Loan, 3/19/15                                       988,280
  1,492,500        5.75         BB/Ba2   Goodman Global, Inc., Initial Term Loan
                                         (First Lien), 10/28/16                            1,503,573
  1,116,563        5.50        BB-/Ba2   Hillman Group, Inc., Term Loan, 5/31/16           1,121,447
                                                                                      --------------
                                                                                      $   12,172,336
----------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.1%
  1,811,543        4.25        BB+/Ba2   Bucyrus International, Inc., Tranche C
                                         Term U.S. Dollar Loan, 2/19/16               $    1,822,865
----------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.1%
  4,009,950        5.00          NR/NR   Pelican Products, Inc., Term Loan,
                                         11/30/16                                     $    4,027,494
  1,002,425        5.51          NR/NR   Scotsman Industries, Inc., Term Loan,
                                         4/30/16                                           1,006,184
                                                                                      --------------
                                                                                      $    5,033,678
----------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.0%
    968,669        6.26         BB-/B1   Alliance Laundry Systems LLC, Term Loan,
                                         9/30/16                                      $      979,566
                                                                                      --------------
                                         Total Capital Goods                          $   59,853,601
----------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                         Commercial Printing -- 0.0%
  1,349,125        6.25          NR/NR   Cenveo Corp., Term B Facility, 12/21/16      $    1,356,714
----------------------------------------------------------------------------------------------------
                                         Diversified Support Services -- 0.0%
    550,000        5.00        BB-/Ba3   Allied Security Holdings LLC, Term Loan
                                         (First Lien), 2/3/17                         $      553,781
----------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 0.2%
    992,513        7.25       BB-/Baa3   Brickman Group Holdings, Inc., Tranche B
                                         Term Loan, 10/14/16                          $    1,013,396
    720,666        2.26           D/B2   Synagro Technologies, Inc., Term Loan
                                         (First Lien), 4/2/14                                670,219


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    63

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- (continued)
  4,700,000        4.75          NR/NR   Waste Industries USA, Inc., Term Loan B,
                                         2/23/17                                     $    4,726,379
                                                                                     --------------
                                                                                     $    6,409,994
---------------------------------------------------------------------------------------------------
                                         Office Services & Supplies -- 0.0%
  1,381,614        4.01          B-/B2   CDW LLC/CDW Finance Corp.,
                                         Non-Extended Term Loan, 10/10/14            $    1,375,894
---------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 0.1%
  1,767,568        7.75          NR/NR   Wyle Services Corp., 2010 Incremental
                                         Term Loan, 3/25/16                          $    1,779,720
---------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.0%
  1,725,000        6.00        BB-/Ba3   Protection One, Inc., Term Loan, 6/4/16     $    1,736,500
                                                                                     --------------
                                         Total Commercial Services & Supplies        $   13,212,603
---------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.5%
                                         Air Freight & Couriers -- 0.1%
  2,870,620        5.25          NR/NR   Ceva Group Plc, US Tranche B Term Loan,
                                         8/31/16                                     $    2,827,561
  1,731,117        5.25          NR/NR   Ceva Group Plc, Dollar Tranche B
                                         Pre Funded L/C, 8/31/16                          1,705,150
    913,509        5.26          NR/NR   Ceva Group Plc, EGL Tranche B Term
                                         Loan, 8/31/16                                      898,664
                                                                                     --------------
                                                                                     $    5,431,375
---------------------------------------------------------------------------------------------------
                                         Airlines -- 0.3%
  2,400,000        5.75          NR/NR   Allegiant Travel Co., Term Loan, 2/17/17    $    2,418,000
  4,525,000        4.25        BB-/Ba3   Delta Air Lines, Inc., New Term Loan,
                                         2/22/16                                          4,512,880
  3,584,854        3.51        BB-/Ba3   Delta Air Lines, Inc., Second Lien Term
                                         Loan, 4/30/14                                    3,554,047
    992,724        2.31        BB-/Ba3   United Air Lines, Inc., Tranche B Loan,
                                         2/1/14                                             970,307
                                                                                     --------------
                                                                                     $   11,455,234
---------------------------------------------------------------------------------------------------
                                         Marine -- 0.0%
  1,143,750        5.81          B-/B3   Horizon Lines, LLC, Term Loan, 8/8/12       $    1,115,156
---------------------------------------------------------------------------------------------------
                                         Railroads -- 0.0%
    592,697        2.04        BB+/Ba1   Kansas City Southern Railway Co., Term B
                                         Advance, 4/28/13                            $      592,697
---------------------------------------------------------------------------------------------------
                                         Trucking -- 0.1%
  4,547,832        6.00          NR/B1   Swift Transportation Co., LLC, Term Loan,
                                         12/21/16                                    $    4,575,688
                                                                                     --------------
                                         Total Transportation                        $   23,170,150
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

64    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.6%
                                         Auto Parts & Equipment -- 0.4%
  4,410,738        3.01         BB-/B2   Allison Transmission, Inc., Term Loan,
                                         8/1/14                                       $    4,383,171
  1,508,710        2.19          NR/NR   Federal-Mogul Corp., Tranche C Term
                                         Loan, 12/28/15                                    1,474,495
  2,957,072        2.20          NR/NR   Federal-Mogul Corp., Tranche B Term
                                         Loan, 12/29/14                                    2,890,010
    498,747        7.75          B/Ba3   Metaldyne Corp., Term Loan, 9/26/16                 511,216
  3,346,127        4.25          NR/NR   Tomkins/Pinafore LLC, Term B-1 Loan,
                                         9/21/16                                           3,363,694
  3,042,375        6.25          B+/B1   Remy International, Inc., Term B Facility,
                                         12/16/16                                          3,088,011
  2,084,775        5.50          NR/NR   United Components, Inc., Term Loan,
                                         3/23/17                                           2,099,434
                                                                                      --------------
                                                                                      $   17,810,031
----------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.1%
  2,074,820        3.01         B/Baa3   Ford Motor Co., Tranche B-2 Term Loan,
                                         12/15/13                                     $    2,075,463
  2,549,185        3.01         B/Baa3   Ford Motor Co., Tranche B-1 Term Loan,
                                         12/15/13                                          2,550,962
                                                                                      --------------
                                                                                      $    4,626,425
----------------------------------------------------------------------------------------------------
                                         Tires & Rubber -- 0.1%
  4,930,000        1.96         BB/Ba1   Goodyear Tire & Rubber Co., Loan
                                         (Second Lien), 4/30/14                       $    4,841,672
                                                                                      --------------
                                         Total Automobiles & Components               $   27,278,128
----------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.3%
                                         Housewares & Specialties -- 0.2%
  3,640,000        4.25          NR/NR   Reynolds Group Holdings, Ltd., U.S. Term
                                         Loan 2011, 2/9/18                            $    3,661,130
  2,300,000        5.00          NR/NR   Reynolds Group Holdings, Ltd., Term
                                         Loan, 2/9/18                                      3,259,081
                                                                                      --------------
                                                                                      $    6,920,211
----------------------------------------------------------------------------------------------------
                                         Leisure Products -- 0.1%
  2,967,421        2.27          NR/NR   Sabre Inc., Initial Term Loan, 9/30/14       $    2,801,328
                                                                                      --------------
                                         Total Consumer Durables & Apparel            $    9,721,539
----------------------------------------------------------------------------------------------------
                                         CONSUMER SERVICES -- 0.8%
                                         Casinos & Gaming -- 0.1%
  4,450,000        3.30          NR/NR   Caesars Entertainment Operating Co.,
                                         Inc., Term B-1 Loan, 1/28/15                 $    4,129,462
    994,987        3.04        BB-/Ba3   Las Vegas Sands, LLC, Delayed Draw II
                                         Term Loan (Extending), 11/23/15                     971,771
                                                                                      --------------
                                                                                      $    5,101,233
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    65

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Education Services -- 0.2%
   885,265        7.50         NR/Ba2   Bright Horizons Family Solutions, Inc.,
                                        Tranche B Term Loan, 5/28/15                 $      891,720
 6,170,619        2.50          NR/NR   Cengage Learning Acquisitions, Inc., Term
                                        Loan, 7/3/14                                      5,926,234
                                                                                     --------------
                                                                                     $    6,817,954
---------------------------------------------------------------------------------------------------
                                        Hotels, Resorts & Cruise Lines -- 0.1%
   320,221        4.81          B/Ba3   Travelport LLC, Tranche S Term Loan,
                                        8/21/15                                      $      317,169
 2,179,779        4.96          B/Ba3   Travelport LLC, Extended Tranche B Dollar
                                        Term Loan, 8/21/15                                2,159,003
                                                                                     --------------
                                                                                     $    2,476,172
---------------------------------------------------------------------------------------------------
                                        Restaurants -- 0.4%
 4,014,938        4.50        BB+/Ba2   Burger King Corp., Tranche B Term Loan
                                        2011, 10/19/16                               $    4,014,566
 3,984,571        4.25          NR/NR   DineEquity, Inc., Term Loan, 10/19/17             4,016,946
 8,668,275        4.25          NR/NR   Dunkin' Brands, Inc., Term B Loan,
                                        11/23/17                                          8,721,680
 2,088,473        5.00          BB/B1   Wendy's/Arby's Restaurants, LLC, Term
                                        Loan, 5/24/17                                     2,104,124
                                                                                     --------------
                                                                                     $   18,857,316
---------------------------------------------------------------------------------------------------
                                        Specialized Consumer Services -- 0.0%
 2,406,582        7.00          NR/NR   Wash MultiFamily Laundry Systems, LLC,
                                        Term Loan, 8/28/14                           $    2,406,582
                                                                                     --------------
                                        Total Consumer Services                      $   35,659,257
---------------------------------------------------------------------------------------------------
                                        MEDIA -- 1.1%
                                        Advertising -- 0.3%
 6,306,383        5.00         BB/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                        10/9/16                                      $    6,322,149
 6,028,478        5.25         BB-/NR   Getty Images, Inc., Initial Term Loan,
                                        11/7/16                                           6,089,706
                                                                                     --------------
                                                                                     $   12,411,855
---------------------------------------------------------------------------------------------------
                                        Broadcasting -- 0.1%
 2,024,925        4.25          NR/NR   TWCC Holding Corp., Term Loan 2011,
                                        2/11/17                                      $    2,042,221
 2,971,433        4.50         B/Baa2   Univision Communications Inc., Extended
                                        First-Lien Term Loan, 3/31/17                     2,900,331
                                                                                     --------------
                                                                                     $    4,942,552
---------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.5%
 8,285,733        3.56          NR/NR   Charter Communications Operating LLC,
                                        Term C Loan, 9/8/16                          $    8,319,083
   511,508        7.25          NR/NR   Charter Communications Operating LLC,
                                        Term B-2 Loan , 3/6/14                              515,573
 3,970,000        4.50        BB-/Ba3   MCC Iowa LLC, Tranche F Term Loan,
                                        10/23/17                                          3,958,421


The accompanying notes are an integral part of these financial statements.

66    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Cable & Satellite -- (continued)
  1,129,828        2.76         CCC/B2   WideOpenWest Finance, LLC, Term Loan
                                         (First Lien), 6/30/14                       $    1,078,986
  6,111,435        6.76         CCC/B2   WideOpenWest Finance, LLC, Series A
                                         New Term Loan, 6/30/14                           6,141,993
                                                                                     --------------
                                                                                     $   20,014,056
---------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 0.1%
  5,922,898        5.25          NR/NR   Christie/AIX Inc., Term Loan, 4/29/16       $    5,893,284
---------------------------------------------------------------------------------------------------
                                         Publishing -- 0.1%
  5,049,625        4.75          NR/NR   Interactive Data Corp., Term B Loan,
                                         2/11/18                                     $    5,078,461
                                                                                     --------------
                                         Total Media                                 $   48,340,208
---------------------------------------------------------------------------------------------------
                                         RETAILING -- 0.3%
                                         Automotive Retail -- 0.2%
  6,683,250        4.75          NR/NR   Autotrader.com, Inc., Tranche B Term
                                         Loan, 12/15/16                              $    6,734,420
---------------------------------------------------------------------------------------------------
                                         Specialty Stores -- 0.1%
    979,854        2.50          NR/NR   Sally Holdings, Inc., Term B Loan,
                                         11/16/13                                    $      979,727
  4,625,000        4.25          NR/NR   Savers, Inc., Term Loan, 3/11/16                 4,659,688
                                                                                     --------------
                                                                                     $    5,639,415
                                                                                     --------------
                                         Total Retailing                             $   12,373,835
---------------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 0.2%
                                         Drug Retail -- 0.2%
  7,289,371        4.50          NR/NR   Rite Aid Corp., Tranche 5 Term Loan,
                                         2/17/18                                     $    7,228,625
---------------------------------------------------------------------------------------------------
                                         Food Distributors -- 0.0%
    972,000        5.00          B+/B1   Windsor Quality Food Co., Ltd., Tranche B
                                         Term Loan, 1/11/17                          $      971,393
---------------------------------------------------------------------------------------------------
                                         Food Retail -- 0.0%
  1,928,645        2.76        BB-/Ba3   Pinnacle Foods Finance LLC, Term Loan,
                                         4/2/14                                      $    1,924,225
                                                                                     --------------
                                         Total Food & Drug Retailing                 $   10,124,243
---------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 0.3%
                                         Packaged Foods & Meats -- 0.3%
  3,600,000        4.50        BB/Baa3   Del Monte Foods Co., Bridge Loan,
                                         11/24/11                                    $    3,607,031
  2,693,250        5.50          NR/NR   Green Mountain Coffee Roasters, Inc.,
                                         Term B Facility, 12/16/16                        2,711,205
  5,198,875        7.00          NR/NR   Pierre Foods, Inc., Loan (First Lien),
                                         9/30/16                                          5,232,452
                                                                                     --------------
                                                                                     $   11,550,688
                                                                                     --------------
                                         Total Food, Beverage & Tobacco              $   11,550,688
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    67

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                        Household Products -- 0.0%
    997,086       4.00        BB-/Ba2   JohnsonDiversey Holdings, Inc., Tranche B
                                        Dollar Loan, 11/24/15                         $    1,001,448
----------------------------------------------------------------------------------------------------
                                        Personal Products -- 0.2%
  5,386,500       4.25        BB-/Ba1   NBTY, Inc., Term B Loan, 10/1/17              $    5,405,016
  3,254,169       6.00          NR/B1   Revlon Consumer Products Corp., Term
                                        Loan, 3/11/15                                      3,271,020
                                                                                      --------------
                                                                                      $    8,676,036
                                                                                      --------------
                                        Total Household & Personal Products           $    9,677,484
----------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 2.6%
                                        Health Care Equipment -- 0.1%
  4,145,000       5.00          NR/NR   Carestream Health, Inc., Term Loan,
                                        2/8/17                                        $    4,062,747
----------------------------------------------------------------------------------------------------
                                        Health Care Facilities -- 0.7%
    393,756       2.56        BB-/Ba3   CHS/ Community Health Systems, Inc.,
                                        Non-Extended Delayed Draw Term Loan,
                                        7/25/14                                       $      390,032
  3,370,950       6.50          B+/B1   Ardent Medical Services, Inc., Term Loan,
                                        9/15/15                                            3,393,422
  7,653,273       2.56        BB-/Ba3   CHS/ Community Health Systems, Inc.,
                                        Non-Extended Term Loan, 7/25/14                    7,580,903
  5,446,350       4.00        BB-/Ba3   Hanger Orthopedic Group, Inc., Term B
                                        Loan, 12/1/16                                      5,474,717
    424,231       2.56        BB+/Ba2   HCA Inc., Tranche B-1 Term Loan,
                                        11/18/13                                             422,872
  1,767,391       3.56        BB+/Ba2   HCA Inc., Tranche B-2 Term Loan,
                                        3/31/17                                            1,766,040
  8,195,000       0.00         NR/Ba3   Kindred Healthcare, Inc., Term Loan,
                                        2/7/18                                             8,205,244
  3,930,328       4.00          NR/NR   Universal Health Services, Inc., Tranche B
                                        Term Loan, 11/15/16                                3,950,595
                                                                                      --------------
                                                                                      $   31,183,825
----------------------------------------------------------------------------------------------------
                                        Health Care Services -- 1.3%
  3,070,000       7.25          NR/NR   AccentCare, Inc., Term Loan, 12/22/16         $    3,081,513
  4,413,893       5.50          NR/NR   Alliance HealthCare Services, Inc., Initial
                                        Term Loan, 6/1/16                                  4,430,447
    994,832       2.50          NR/NR   Catalent Pharma Solutions, Inc., Dollar
                                        Term Loan, 4/10/14                                   966,645
  2,294,250       4.50         BB/Ba1   DaVita Inc., Tranche B Term Loan,
                                        10/20/16                                           2,307,761
 12,442,500       4.75        BB-/Ba2   Gentiva Health Services, Inc., Term B
                                        Borrowing, 8/17/16                                12,553,966
    640,063       4.75          NR/NR   Inventiv Health, Inc., Term B-1 Loan,
                                        8/4/16                                               642,463


The accompanying notes are an integral part of these financial statements.

68    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Health Care Services -- (continued)
  5,384,380        4.75          NR/NR   Inventiv Health, Inc., Replacement Term B
                                         Loan, 8/4/16                                $    5,407,937
  5,652,900        7.25          NR/NR   Prime Healthcare Services, Inc., Term B
                                         Loan, 4/28/15                                    5,553,974
  1,790,748        6.00         BB/Ba3   Rehabcare Group, Inc., Term B Loan,
                                         11/24/15                                         1,801,381
  3,670,188        5.75          NR/NR   Renal Advantage Holdings, Inc., Tranche
                                         B Term Loan, 12/17/16                            3,711,477
  2,493,750        6.15         CCC/B3   Rural/Metro Operating Co., LLC, Term
                                         Loan, 11/24/16                                   2,512,453
  6,219,875        7.50         B+/Ba2   Sun Healthcare Group, Inc., Term Loan,
                                         10/18/16                                         6,262,637
  6,458,813        7.75          NR/NR   Virtual Radiologic Corp., Term Loan,
                                         12/22/16                                         6,442,665
                                                                                     --------------
                                                                                     $   55,675,319
---------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 0.2%
    800,000        4.51          BB/B1   Alere Inc., Term Loan (Second Lien),
                                         6/26/15                                     $      796,000
  3,050,782        3.54         BB-/B1   Bausch & Lomb Inc., Parent Term Loan,
                                         4/25/15                                          3,050,782
    741,674        3.50         BB-/B1   Bausch & Lomb Inc., Delayed Draw Term
                                         Loan, 4/24/15                                      741,674
  2,737,658        3.29         BB/Ba2   Biomet, Inc., Dollar Term Loan, 3/25/15          2,736,898
                                                                                     --------------
                                                                                     $    7,325,354
---------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 0.3%
  3,715,688        5.75         B+/Ba3   ConvaTec Inc., Dollar Term Loan,
                                         12/22/16                                    $    3,729,621
  2,540,137        4.50          NR/NR   IMS Health Inc., Tranche B Dollar Term
                                         Loan, 2/26/16                                    2,554,161
  7,386,500        5.25          NR/NR   MedAssets, Inc., Term Loan, 11/16/16             7,444,975
                                                                                     --------------
                                                                                     $   13,728,757
                                                                                     --------------
                                         Total Health Care Equipment & Services      $  111,976,002
---------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                         Biotechnology -- 0.6%
  8,014,913        5.50          NR/NR   Axcan Intermediate Holdings, Inc., Term
                                         Loan, 1/25/17                               $    8,008,653
  5,660,000        0.00          NR/NR   Grifols Inc., U.S. Tranche B Term Loan,
                                         10/10/16                                         5,708,322
  2,916,446        6.75         BB-/B1   HGI Holding, Inc., Initial Term Loan,
                                         10/1/16                                          2,943,179
  3,792,000        4.25         NR/Ba3   Warner Chilcott Corp., Term B-1 Loan,
                                         3/15/18                                          3,814,121
  1,896,000        4.25         NR/Ba3   Warner Chilcott Corp., Term B-2 Loan,
                                         3/15/18                                          1,907,060


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    69

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Biotechnology -- (continued)
  2,607,000        4.25         NR/Ba3   Warner Chilcott Corp., Term B-3 Loan,
                                         3/15/18                                      $    2,622,208
                                                                                      --------------
                                                                                      $   25,003,543
                                                                                      --------------
                                         Total Pharmaceuticals & Biotechnology        $   25,003,543
----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.4%
                                         Diversified Financial Services -- 0.3%
  3,284,610        0.00           B/B2   Bakrie & Brothers TbK, Tranche B Vallar
                                         Loan, 3/2/12                                 $    3,284,610
  4,305,000        0.00          NR/NR   Kasima LLC, Incremental Term Loan,
                                         3/25/17                                           4,310,381
  4,115,390        0.00          NR/NR   Bakrie & Brothers TbK, Tranche A Vallar
                                         Loan, 3/2/12                                      4,115,390
    431,810        5.31          B/Ba3   Vertrue, Inc., Term Loan (First Lien),
                                         8/18/14                                             389,708
  2,295,000        6.25          NR/NR   WorldPay, Term Loan, 8/6/17                       2,311,257
                                                                                      --------------
                                                                                      $   14,411,346
----------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.0%
  1,802,568        5.25         B+/Ba3   LPL Holdings, Inc., 2017 Term Loan,
                                         6/28/17                                      $    1,820,594
----------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.1%
  1,869,611        3.75       BBB-/Ba2   MSCI Inc., Term Loan, 6/1/16                 $    1,881,589
                                                                                      --------------
                                         Total Diversified Financials                 $   18,113,529
----------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.4%
                                         Insurance Brokers -- 0.4%
  4,193,866        3.30          NR/NR   Alliant Holdings I, Inc., Term Loan,
                                         8/21/14                                      $    4,137,511
    517,353        2.81           B/NR   HUB International Ltd., Delayed Draw
                                         Term Loan, 6/13/14                                  513,341
  4,097,600        6.75           B/NR   HUB International Ltd., Additional Term
                                         Loan, 6/13/14                                     4,090,429
  2,301,555        2.81           B/NR   HUB International Ltd., Initial Term Loan,
                                         6/13/14                                           2,283,707
  2,393,910        2.75           B/B2   USI Holdings Corp., Tranche B Term Loan,
                                         5/5/14                                            2,313,116
  2,959,925        7.00           B/B2   USI Holdings Corp., Series C New Term
                                         Loan, 5/5/14                                      2,948,825
                                                                                      --------------
                                                                                      $   16,286,929
----------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 0.0%
  1,332,041        2.82          B-/NR   AMWINS Group, Inc., Initial Term Loan,
                                         6/8/13                                       $    1,322,883
                                                                                      --------------
                                         Total Insurance                              $   17,609,812
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

70    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.1%
                                         Real Estate Development -- 0.1%
  3,039,300        7.50          B/Ba3   Ozburn-Hessey Holding Co., LLC, Term
                                         Loan (First Lien), 4/8/16                    $    3,077,291
                                                                                      --------------
                                         Total Real Estate                            $    3,077,291
----------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.6%
                                         Application Software -- 0.2%
  1,525,000        4.00          NR/NR   Nds Group Plc, Tranche B Loan, 2/14/18       $    1,522,617
    805,551        2.00          B/Ba3   Nuance Communications, Inc., Term Loan,
                                         3/29/13                                             800,013
  3,305,171        2.00          B/Ba3   Nuance Communications, Inc.,
                                         Incremental Term Loan, 3/29/13                    3,282,449
  1,396,500        5.25         BB-/NR   Vertafore, Inc., Term Loan (First Lien),
                                         7/29/16                                           1,399,991
                                                                                      --------------
                                                                                      $    7,005,070
----------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced Services -- 0.1%
  2,034,775        5.25       BBB-/Ba1   Fidelity National Information Services,
                                         Inc., Term B Loan, 7/18/16                   $    2,049,400
  1,801,469        3.00          B+/B1   First Data Corp., Initial Tranche B-2 Term
                                         Loan, 9/24/14 (b)                                 1,728,848
    997,436        2.75          NR/NR   Lender Processing Services, Inc., Term B
                                         Loan, 7/1/14                                        998,267
                                                                                      --------------
                                                                                      $    4,776,515
----------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.1%
  2,528,624        6.75          NR/NR   Savvis Communications Corp., Term Loan,
                                         8/4/16                                       $    2,548,379
----------------------------------------------------------------------------------------------------
                                         IT Consulting & Other Services -- 0.0%
  1,627,174        2.81          NR/NR   Activant Solutions Inc., B-2 Term Loan,
                                         5/12/13                                      $    1,612,937
----------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.2%
  1,192,128        5.25        BB-/Ba3   Dealer Computer Services, Inc., Term
                                         Loan, 4/21/17                                $    1,197,641
    800,889        4.00          B+/B2   Infor Enterprise Solutions Holdings, Inc.,
                                         Original Delayed Draw Term Loan,
                                         7/28/12                                             791,875
  1,699,111        4.00          B+/B2   Infor Enterprise Solutions Holdings, Inc.,
                                         Original Initial U.S. Term Loan, 7/28/12          1,679,990
  2,521,453        2.32        BB-/Ba3   Inverness Medical Innovations, Term
                                         Loan, 2/14/13                                     2,483,631
  3,379,463        6.75          B+/B1   Telcordia Technologies, Inc., Term Loan,
                                         4/30/16                                           3,389,320
                                                                                      --------------
                                                                                      $    9,542,457
                                                                                      --------------
                                         Total Software & Services                    $   25,485,358
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    71

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                         Communications Equipment -- 0.1%
  2,990,000        5.00         BB/Ba2   CommScope, Inc., Term Loan, 1/03/18          $    3,014,294
----------------------------------------------------------------------------------------------------
                                         Electronic Components -- 0.2%
  1,631,292        2.50         NR/Ba1   Flextronics International, Ltd., A-1-A
                                         Delayed Draw Loan, 10/1/14                   $    1,624,010
    912,434        2.51         NR/Ba1   Flextronics International, Ltd., A-3
                                         Delayed Draw Loan, 10/1/14                          905,591
  5,824,979        2.51         NR/Ba1   Flextronics International, Ltd., A Closing
                                         Date Loan, 10/1/14                                5,798,976
    782,087        2.50         NR/Ba1   Flextronics International, Ltd., A-2
                                         Delayed Draw Loan, 10/1/14                          776,221
    449,281        2.80          NR/NR   Generac Acquisition Corp., Term Loan
                                         (First Lien), 11/10/13                              446,894
  1,780,538        5.75          NR/NR   Scitor Corp., Term Loan, 1/21/17                  1,780,493
                                                                                      --------------
                                                                                      $   11,332,185
                                                                                      --------------
                                         Total Technology Hardware
                                         & Equipment                                  $   14,346,479
----------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS -- 0.4%
                                         Semiconductor Equipment -- 0.3%
  9,443,524        4.31         B+/Ba3   Aeroflex Inc., Tranche B-1 Term Loan,
                                         8/15/14                                      $    9,455,329
  4,449,684        4.51          B-/NR   Freescale Semiconductor, Inc., Extended
                                         Maturity Term Loan, 12/1/16                       4,431,247
                                                                                      --------------
                                                                                      $   13,886,576
----------------------------------------------------------------------------------------------------
                                         Semiconductors -- 0.1%
  3,060,145        4.75         BB/Ba2   Intersil Corp., Term Loan, 4/27/16           $    3,072,386
  2,500,000        5.00          NR/NR   Microsemi Corp., Term Loan, 11/2/17               2,514,583
                                                                                      --------------
                                                                                      $    5,586,969
                                                                                      --------------
                                         Total Semiconductors                         $   19,473,545
----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.3%
                                         Integrated Telecommunication Services -- 0.3%
    574,520        3.25          NR/NR   Telesat Canada, U.S. Term II Loan,
                                         10/31/14                                     $      574,041
  6,688,367        3.25          NR/NR   Telesat Canada, U.S. Term I Loan,
                                         10/31/14                                          6,682,792
    993,997        2.74        BB-/Ba3   West Corp., Term B-2 Loan, 10/24/13                 991,198
  3,109,194        4.62        BB-/Ba3   West Corp., Term B-4 Loan, 7/15/16                3,120,854
  2,604,248        4.60        BB-/Ba3   West Corp., Term B-5 Loan, 7/15/16                2,612,387
                                                                                      --------------
                                                                                      $   13,981,272
                                                                                      --------------
                                         Total Telecommunication Services             $   13,981,272
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

72    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

----------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                            Value
----------------------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.3%
                                        Electric Utilities -- 0.2%
  1,694,200  3.76            BBB-/Ba1   Texas Competitive Electric Holdings Co.,
                                        LLC, Delayed Draw Term Loan, 10/10/14               $    1,418,469
  8,548,295  3.78            BBB-/Ba1   Texas Competitive Electric Holdings Co.,
                                        LLC, Initial Tranche B-2 Term Loan,
                                        10/10/14                                                 7,215,675
                                                                                            --------------
                                                                                            $    8,634,144
----------------------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 0.1%
  5,595,000  4.50               B+/B1   Calpine Corp., First Priority Term Loan,
                                                 3/29/14                                    $    5,627,250
                                                                                            --------------
                                        Total Utilities                                     $   14,261,394
----------------------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE
                                        LOAN INTERESTS
                                        (Cost $578,241,692)                                 $  588,290,466
----------------------------------------------------------------------------------------------------------
                                        TEMPORARY CASH INVESTMENTS -- 5.0%
                                        Repurchase Agreements -- 2.7%
 21,170,000                             BNP Paribas SA, 0.15%, dated 3/31/11,
                                        repurchase price of $21,170,000 plus
                                        accrued interest on 4/1/11 collateralized by:
                                          $17,126,522 Federal National
                                            Mortgage Association (ARM),
                                            2.277% - 5.651%,
                                            10/1/35 - 2/1/41
                                          $4,466,878 Federal Home Loan
                                            Mortgage Corp., 3.224% - 4.939%,
                                            6/1/38 - 8/1/40                                 $   21,170,000
 31,755,000                             BNP Paribas SA, 0.10%, dated 3/31/11,
                                        repurchase price of $31,755,000 plus
                                        accrued interest on 4/1/11 collateralized
                                        by $32,390,063 U.S. Treasury Notes,
                                        2.625 - 3.75%, 11/15/18 - 11/15/20                      31,755,000
 31,755,000                             JPMorgan, Inc., 0.05%, dated 3/31/11,
                                        repurchase price of $31,755,000 plus
                                        accrued interest on 4/1/11 collateralized
                                        by $32,391,006 U.S. Treasury Notes,
                                        1.875%, 6/30/15                                         31,755,000
 21,170,000                             RBC Capital Markets, Inc., 0.14%, dated
                                        3/31/11, repurchase price of
                                        $21,170,000 plus accrued interest on
                                        4/1/11 collateralized by the following:
                                          $21,594,322 Federal Farm Credit
                                            Bank, 2.15%, 5/3/17                                 21,170,000


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    73

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Repurchase Agreements -- (continued)
 10,585,000                              Societe Generale SA, 0.15%, dated
                                         3/31/11, repurchase price of
                                         $41,470,000 plus accrued interest on
                                         4/1/11 collateralized by the following:
                                           $4,261,694 Federal National Mortgage
                                             Association (ARM), 2.057 - 5.275%,
                                             9/1/34 - 11/1/38
                                           $3,173,562 Federal National Mortgage
                                             Association, 4.0%,
                                             10/1/19 - 10/1/40
                                           $3,361,444 Freddie Mac Giant,
                                             4.0 - 5.0%, 1/1/19 - 12/1/37           $   10,585,000
                                                                                    --------------
                                         Total Repurchase Agreements                $  116,435,000
--------------------------------------------------------------------------------------------------
                                         SECURITIES LENDING COLLATERAL -- 2.3% (c)
                                         Certificates of Deposit:
  2,897,268                              Bank of Nova Scotia, 0.31%, 9/29/11        $    2,897,268
  2,028,088                              BBVA Group NY, 1.05%, 7/26/11                   2,028,088
  2,897,268                              BNP Paribas Bank NY, 0.34%, 5/9/11              2,897,268
  2,897,268                              Canadian Imperial Bank of Commerce NY,
                                         0.23%, 4/27/11                                  2,897,268
  2,897,268                              DnB NOR Bank ASA NY, 0.24%, 6/7/11              2,897,268
  1,448,571                              National Australia Bank NY, 0.32%,
                                         10/19/11                                        1,448,571
  2,897,268                              Nordea NY, 0.3%, 4/13/11                        2,897,268
  2,897,268                              RaboBank Netherland NV NY, 0.33%,
                                         8/8/11                                          2,897,268
  2,897,268                              Royal Bank of Canada NY, 0.38%,
                                         12/2/11                                         2,897,268
  2,897,268                              Skandinav Enskilda Bank NY, 0.38%,
                                         6/7/11                                          2,897,268
  1,448,634                              SOCGEN NY, 0.25%, 4/11/11                       1,448,634
  1,158,907                              SOCGEN NY, 0.37%, 6/10/11                       1,158,907
  2,897,268                              Svenska NY, 0.28%, 5/12/11                      2,897,268
  2,897,268                              Westpac Banking Corp. NY, 0.38%,
                                         12/6/11                                         2,897,268
                                                                                    --------------
                                                                                    $   35,056,880
--------------------------------------------------------------------------------------------------
                                         Commercial Paper:
  1,158,907                              American Honda Finance, 0.35%,
                                         1/11/12                                    $    1,158,907
  1,160,905                              American Honda Finance, 1.06%,
                                         6/20/11                                         1,160,905
  1,062,659                              Australia & New Zealand Banking Group,
                                         0.91%, 8/4/11                                   1,062,659
  1,158,234                              BBVLON, 0.55%, 5/9/11                           1,158,234
  1,737,945                              BBVLON, 0.43%, 4/21/11                          1,737,945


The accompanying notes are an integral part of these financial statements.

74    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                         Commercial Paper -- (continued)
  2,895,578                              BCSFUN, 0.25%, 6/24/11                   $    2,895,578
  2,606,581                              CBAPP, 0.26%, 5/23/11                         2,606,581
  2,945,868                              Caterpillar Financial Services Corp.,
                                         1.06%, 6/24/11                                2,945,868
  2,897,366                              Federal Home Loan Bank, 0.31%,
                                         6/1/11                                        2,897,366
    289,678                              General Electric Capital Corp., 0.39%,
                                         6/6/11                                          289,678
  1,448,749                              General Electric Capital Corp., 0.39%,
                                         4/28/11                                       1,448,749
  2,317,170                              HSBC, 0.25%, 5/11/11                          2,317,170
  1,391,816                              JPMorgan Chase & Co., 0.43%,
                                         12/21/11                                      1,391,816
  1,015,629                              JPMorgan Chase & Co., 1.06%, 6/13/11          1,015,629
  1,448,033                              NABPP, 0.25%, 6/1/11                          1,448,033
  2,315,937                              NORDNA, 0.27%, 7/18/11                        2,315,937
  2,317,666                              PARFIN, 0.23%, 4/11/11                        2,317,666
  1,446,965                              SANCPU, 0.68%, 6/1/11                         1,446,965
  1,738,233                              SANCPU, 0.44%, 4/7/11                         1,738,233
  1,735,646                              SANCPU, 0.73%, 6/17/11                        1,735,646
  1,448,443                              SOCNAM, 0.37%, 4/14/11                        1,448,443
  1,448,158                              SOCNAM, 0.37%, 5/3/11                         1,448,158
  2,897,268                              Toyota Motor Credit Corp., 0.38%,
                                         9/8/11                                        2,897,268
  1,738,113                              VARFUN, 0.27%, 4/20/11                        1,738,113
    870,100                              Wachovia, 0.46%, 3/1/12                         870,100
  1,159,423                              Wachovia, 0.43%, 10/15/11                     1,159,423
    579,912                              Wells Fargo & Co., 0.39%, 1/24/12               579,912
                                                                                  --------------
                                                                                  $   45,230,982
------------------------------------------------------------------------------------------------
                                         Tri-party Repurchase Agreements:
  1,485,545                              Barclays Capital Plc, 0.12%, 4/1/11      $    1,485,545
  5,794,536                              HSBC Bank USA NA, 0.13%, 4/1/11               5,794,536
  4,345,902                              RBS Securities, Inc., 0.12%, 4/1/11           4,345,902
                                                                                  --------------
                                                                                  $   11,625,983
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------
                                       Money Market Mutual Funds:
  4,635,629                            Dreyfus Preferred Money Market Fund    $    4,635,629
  4,635,629                            Fidelity Prime Money Market Fund            4,635,629
                                                                              --------------
                                                                              $    9,271,258
                                                                              --------------
                                       Total Securities Lending Collateral    $  101,185,103
--------------------------------------------------------------------------------------------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $217,620,103)                    $  217,620,103
--------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    75

-------------------------------------------------------------------------------
         Floating    S&P/Moody's
Shares   Rate (d)    Ratings                                     Value
-------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 100.5%
                                   (Cost $4,190,913,526) (a)     $4,379,159,082
-------------------------------------------------------------------------------
                                   OTHER ASSETS
                                   AND LIABILITIES --  (0.5)%    $  (21,811,021)
-------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%    $4,357,348,061
===============================================================================

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.

WR       Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2011, the value of these securities amounted to $321,675,720 or 7.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $4,191,714,389 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $230,172,724
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (42,728,031)
                                                                                   ------------
       Net unrealized gain                                                         $187,444,693
                                                                                   ============

(b)      At March 31, 2011, the following securities were out on loan:


-----------------------------------------------------------------------------------
Principal
Amount ($)            Security                                             Value
-----------------------------------------------------------------------------------
      1,373,000     Affiliated Managers Group, Inc., 3.95%, 8/15/38      $1,606,410
      1,809,000     Windstream Corp., 7.75%, 10/15/20                     1,863,270
      5,249,000     Alcoa, Inc., 6.15%, 8/15/20                           5,563,940
      2,750,000     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)      2,530,000
      3,000,000     ArcelorMittal, 5.25%, 8/5/20                          2,940,000
      2,109,000     Avis Budget Car Rental LLC, 8.25%, 1/15/19            2,214,450
        963,000     Barclays Bank Plc, 5.125%, 1/8/20                       982,260
      1,300,000     Bumi Capital Pte, Ltd., 12.0%, 11/10/16               1,521,000
      3,960,000     Burger King Corp., 9.875%, 10/15/18                   4,197,600
        170,000     Ceva Group Plc, 11.625%, 10/1/16                        187,000


The accompanying notes are an integral part of these financial statements.

76    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

-----------------------------------------------------------------------------------------------
Principal
Amount ($)            Security                                                        Value
-----------------------------------------------------------------------------------------------
      5,941,000     Cricket Communications, Inc., 7.75%, 10/15/20                   $ 6,000,410
        195,000     Delta Airlines, Inc., 7.779%, 1/2/12                                195,000
        312,000     Dunkin Finance Corp., 9.625%, 12/1/18                               318,240
        250,000     Essar Steel Algoma, Inc., 9.375%, 3/15/15                           250,000
        560,000     First Data Corp., 8.25%, 1/15/21                                    560,000
        284,000     First Data Corp., 9.875%, 9/24/15+                                  291,100
      2,890,000     Frontier Communications Corp., 8.75%, 4/15/22                     3,121,200
      4,219,000     GATX Financial Corp., 6.0%, 2/15/18                               4,472,140
      1,393,000     Graphic Packaging Co., 9.5%, 8/15/13                              1,420,860
      8,779,000     Hologic, Inc., 2.0%, 12/15/37                                    10,710,380
      6,997,000     Horizon Lines, 4.25%, 8/15/12                                     5,457,660
      1,250,000     Intel Corp., 2.95%, 12/15/35                                      1,287,500
        795,000     Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                  842,700
      1,355,000     Korea Gas Corp., 6.0%, 7/15/14 (144A)                             1,476,950
         58,900     Legg Mason, Inc.                                                  2,125,701
        320,000     Mack-Cali Realty LP, 5.125%, 1/15/15                                342,400
      2,613,000     MetroPCS Wireless, Inc., 6.625%, 11/15/20                         2,613,000
      5,510,000     MetroPCS Wireless, Inc., 7.875%, 9/1/18                           5,895,700
      4,000,000     Mueller Water Products, 7.375%, 6/1/17                            3,920,000
        268,000     Nova Chemicals Corp., 8.625%, 11/1/19                               300,160
      4,402,000     PAETEC Holdings, 9.5%, 7/15/15                                    4,622,100
      1,064,000     Quicksilver Resources, Inc., 7.125%, 4/1/16                       1,053,360
        844,000     Scientific Games International, Inc., 9.25%, 6/15/19 (144A)         928,400
      1,630,000     Sino-Forest Corp., 6.25%, 10/21/17                                1,581,100
      1,500,000     Southern Copper Corp., 5.375%, 4/16/20                            1,530,000
      3,200,000     Star Energy Geothermal, 11.5%, 2/12/15                            3,680,000
      4,686,000     Texas Competitive Electric Holdings, 15.0%, 4/1/21                3,889,380
        496,000     Transportadora De Gas del Sur, 7.875%, 5/14/17 (144A)               491,040
      1,550,000     Urbi Desarrollos Urbanos SA de CV, 9.5%, 1/21/20                  1,736,000
        650,000     VIP Finance, 9.125%, 4/30/18 (144A)                                 741,000
      2,001,000     Yankee Acquisition Corp., 9.75%, 2/15/17                          2,121,060
-----------------------------------------------------------------------------------------------
                    Total                                                           $97,580,471
===============================================================================================

+        Represents a pending sale at March 31, 2011.

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)      Security is in default and is non-income producing.


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    77

Principal amounts are denominated in U.S. Dollars unless otherwise denoted:


AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
DKK   Danish Kroner
EURO  Euro
IDR   Indonesian Rupiah
NOK   Norwegian Krone
SEK   Swedish Krone


Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2011 were as follows:

-------------------------------------------------------------------------
                                         Purchases           Sales
-------------------------------------------------------------------------
Long-Term U.S. Government Securities     $   32,125,079      $ 63,780,068
Other Long-Term Securities               $1,751,519,502      $698,205,224

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of March 31, 2011, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                          Level 1         Level 2             Level 3      Total
-------------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $        --     $ 117,560,776          $ --     $  117,560,776
 Preferred Stocks                         26,124,922        10,064,860            --         36,189,782
 Common Stock                              5,435,547           407,125            --          5,842,672
 Asset Backed Securities                          --       219,683,339            --        219,683,339
 Collateralized Mortgage Obligations              --       478,572,933            --        478,572,933
 Corporate Bonds                                  --     1,954,640,339            --      1,954,640,339
 U.S. Government Agency Obligations               --       251,373,375            --        251,373,375
 Foreign Government Bonds                         --       265,810,527            --        265,810,527
 Municipal Bonds                                  --       243,574,770            --        243,574,770
 Senior Floating Rate Loan Interests              --       588,290,466            --        588,290,466
 Temporary Cash Investments                       --       208,348,845            --        208,348,845
 Money Market Mutual Funds                 9,271,258                --            --          9,271,258
------------------------------------------------------------------------------------------ -------------
    Total                                $40,831,727     $4,338,327,355         $ --     $4,379,159,082
=======================================================================================================
 Other Financial Instruments*            $   175,227     $  (3,738,644)         $ --     $   (3,563,417)
-------------------------------------------------------------------------------------------------------

* Other Financial Instruments include futures contracts and foreign exchange contracts


The accompanying notes are an integral part of these financial statements.

78    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Statement of Assets and Liabilities | 3/31/11 (unaudited)


ASSETS:
  Investment in securities, at value (including securities loaned of
   $97,580,471) (cost $4,190,913,526)                                     $4,379,159,082
  Cash                                                                        21,342,380
  Futures Collateral                                                           3,938,895
  Foreign currencies, at value (cost $67,832,126)                             73,901,205
  Receivables --
   Investment securities sold                                                  4,708,744
   Fund shares sold                                                           29,273,462
   Forward foreign currency settlement contracts, net                              4,153
   Variation margin                                                              315,188
   Dividends, interest and foreign taxes withheld                             53,633,469
  Appreciation on unfunded corporate loans - net                                   4,813
  Other                                                                          109,287
----------------------------------------------------------------------------------------
     Total assets                                                         $4,566,390,678
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   89,788,807
   Fund shares repurchased                                                     7,087,387
   Dividends                                                                   6,242,530
   Upon return of securities loaned                                          101,185,103
   Forward foreign currency portfolio hedge contracts, open-net                3,742,797
  Due to affiliates                                                              763,227
  Accrued expenses                                                               232,766
----------------------------------------------------------------------------------------
     Total liabilities                                                    $  209,042,617
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $4,121,528,592
  Undistributed net investment income                                          4,229,277
  Accumulated net realized gain on investments and foreign currency
   transactions                                                               40,989,911
  Net unrealized gain on investments                                         188,250,369
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    2,174,685
  Net unrealized gain on futures contracts                                       175,227
----------------------------------------------------------------------------------------
     Total net assets                                                     $4,357,348,061
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,541,293,895/139,294,523 shares)                    $        11.06
  Class B (based on $80,743,485/7,404,879 shares)                         $        10.90
  Class C (based on $962,006,513/88,834,394 shares)                       $        10.83
  Class R (based on $167,709,559/14,921,822 shares)                       $        11.24
  Class Y (based on $1,552,020,895/140,246,991 shares)                    $        11.07
  Class Z (based on $53,573,714/4,846,781 shares)                         $        11.05
MAXIMUM OFFERING PRICE:
  Class A ($11.06 [divided by] 95.5%)                                     $        11.58
========================================================================================


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    79

Statement of Operations (unaudited)

For the Six Months Ended 3/31/11



INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $31,912)                 $119,139,742
  Dividends                                                                630,101
  Income from securities loaned, net                                        81,057
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $119,850,900
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 10,686,004
  Transfer agent fees and expenses
   Class A                                                                 470,477
   Class B                                                                  65,392
   Class C                                                                 204,186
   Class R                                                                   8,076
   Class Y                                                                  40,585
   Class Z                                                                  29,540
  Distribution fees
   Class A                                                               1,759,382
   Class B                                                                 445,733
   Class C                                                               4,536,832
   Class R                                                                 395,822
  Shareholder communications expense                                     1,943,634
  Administrative reimbursements                                            592,346
  Custodian fees                                                            90,348
  Registration fees                                                        203,328
  Professional fees                                                         84,992
  Printing expense                                                          56,051
  Fees and expenses of nonaffiliated trustees                               55,636
  Miscellaneous                                                            127,038
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 21,795,402
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 98,055,498
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                        $ 38,221,290
   Futures contracts                                                     2,192,982
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        (180,480)        $ 40,233,792
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                        $(10,438,841)
   Unfunded corporate loans                                                  4,813
   Futures contracts                                                     1,767,623
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                          63,096         $ (8,603,309)
-------------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, and foreign currency
   transactions                                                                            $ 31,630,483
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $129,685,981
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

80    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Statements of Changes in Net Assets

For the Six Months Ended 3/31/11 and the Year Ended 9/30/10, respectively


--------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     3/31/11               Year Ended
                                                                     (unaudited)          9/30/10
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   98,055,498       $  132,473,770
Net realized gain on investments, futures contracts, and foreign
  currency transactions                                                  40,233,792           27,844,660
Change in net unrealized gain (loss) on investments, unfunded corporate loans, futures contracts, and foreign currency
  transactions                                                           (8,603,309)         154,443,782
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  129,685,981       $  314,762,212
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.29 and $0.55 per share, respectively)                 $  (36,726,654)      $  (58,584,140)
   Class B ($0.24 and $0.46 per share, respectively)                     (1,967,425)          (4,660,247)
   Class C ($0.24 and $0.47 per share, respectively)                    (20,575,414)         (32,865,736)
   Class R ($0.27 and $0.53 per share, respectively)                     (3,879,967)          (6,582,786)
   Class Y ($0.31 and $0.60 per share, respectively)                    (33,217,913)         (21,365,623)
   Class Z ($0.30 and $0.59 per share, respectively)                     (1,272,781)          (1,503,018)
Net realized gain:
   Class A ($0.03 and $0.00 per share, respectively)                     (4,261,936)                  --
   Class B ($0.03 and $0.00 per share, respectively)                       (288,810)                  --
   Class C ($0.03 and $0.00 per share, respectively)                     (2,800,426)                  --
   Class R ($0.03 and $0.00 per share, respectively)                       (466,520)                  --
   Class Y ($0.03 and $0.00 per share, respectively)                     (3,390,136)                  --
   Class Z ($0.03 and $0.00 per share, respectively)                       (132,863)                  --
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (108,980,845)      $ (125,561,550)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $1,676,176,165       $1,665,913,566
Reinvestment of distributions                                            71,294,262           89,294,211
Cost of shares repurchased                                             (641,500,737)        (674,806,789)
--------------------------------------------------------------------------------------------------------
   Net increase net assets resulting from
     Fund share transactions                                         $1,105,969,690       $1,080,400,988
--------------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $1,126,674,826       $1,269,601,650
NET ASSETS:
Beginning of period                                                   3,230,673,235        1,961,071,585
--------------------------------------------------------------------------------------------------------
End of period                                                        $4,357,348,061       $3,230,673,235
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $    4,229,277       $    3,813,933
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    81

------------------------------------------------------------------------------------------------------
                                     '11 Shares         '11 Amount        '10 Shares      '10 Amount
                                     (unaudited)        (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           39,430,332      $  435,211,733       69,601,760     $736,510,353
Reinvestment of distributions          3,213,438          35,383,546        4,564,355       48,378,435
Less shares repurchased              (30,972,166)       (340,741,898)     (35,555,086)    (375,317,357)
------------------------------------------------------------------------------------------------------
   Net increase                       11,671,604      $  129,853,381       38,611,029     $409,571,431
======================================================================================================
Class B
Shares sold                              221,464      $    2,420,409        1,224,011     $ 12,575,703
Reinvestment of distributions            167,913           1,820,920          303,739        3,165,806
Less shares repurchased               (1,931,593)        (20,964,700)      (3,226,915)     (33,527,370)
------------------------------------------------------------------------------------------------------
   Net decrease                       (1,542,216)     $  (16,723,371)      (1,699,165)    $(17,785,861)
======================================================================================================
Class C
Shares sold                           14,931,332      $  161,129,520       30,907,889     $319,091,214
Reinvestment of distributions          1,364,272          14,701,974        1,785,506       18,530,969
Less shares repurchased               (8,328,122)        (89,761,307)     (10,680,620)    (110,393,559)
------------------------------------------------------------------------------------------------------
   Net increase                        7,967,482      $   86,070,187       22,012,775     $227,228,624
======================================================================================================
Class R
Shares sold                            2,931,890      $   32,806,888        6,004,896     $ 64,442,823
Reinvestment of distributions            351,457           3,931,063          556,881        5,992,982
Less shares repurchased               (2,225,379)        (24,873,642)      (3,775,817)     (40,473,994)
------------------------------------------------------------------------------------------------------
   Net increase                        1,057,968      $   11,864,309        2,785,960     $ 29,961,811
======================================================================================================
Class Y
Shares sold                           92,918,465      $1,026,189,868       47,460,335     $504,957,105
Reinvestment of distributions          1,308,901          14,423,233        1,166,012       12,421,104
Less shares repurchased              (14,330,087)       (157,829,618)     (10,464,806)    (110,820,965)
------------------------------------------------------------------------------------------------------
   Net increase                       79,897,279      $  882,783,483       38,161,541     $406,557,244
======================================================================================================
Class Z
Shares sold                            1,671,581      $   18,417,747        2,687,357     $ 28,336,368
Reinvestment of distributions             93,883           1,033,526           75,775          804,915
Less shares repurchased                 (666,958)         (7,329,572)        (403,902)      (4,273,544)
------------------------------------------------------------------------------------------------------
   Net increase                        1,098,506      $   12,121,701        2,359,230     $ 24,867,739
======================================================================================================


The accompanying notes are an integral part of these financial statements.

82    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended           Year            Year
                                                                          3/31/11         Ended           Ended
                                                                          (unaudited)     9/30/10         9/30/09
-------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                      $    10.99      $    10.22      $   9.76
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $     0.29      $     0.59      $   0.64
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         0.10            0.73          0.71
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $     0.39      $     1.32      $   1.35
Distributions to shareowners:
 Net investment income                                                         (0.29)          (0.55)        (0.77)
 Net realized gain                                                             (0.03)             --         (0.12)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $     0.07      $     0.77      $   0.46
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $    11.06      $    10.99      $  10.22
===================================================================================================================
Total return*                                                                   3.62%          13.29%        15.69%
Ratio of net expenses to average net assets+                                    1.06%**         1.10%         1.17%
Ratio of net investment income to average net assets+                           5.24%**         5.49%         6.81%
Portfolio turnover rate                                                           42%**           39%           32%
Net assets, end of period (in thousands)                                  $1,541,294      $1,403,214      $909,343
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.06%**         1.10%         1.17%
 Net investment income                                                          5.24%**         5.49%         6.81%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.06%**         1.10%         1.17%
 Net investment income                                                          5.24%**         5.49%         6.81%
===================================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                           Year         Year         Year
                                                                           Ended        Ended        Ended
                                                                           9/30/08      9/30/07      9/30/06
-------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $  10.46     $  10.33     $  10.58
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.58     $   0.50     $   0.52
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (0.64)        0.14        (0.08)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  (0.06)    $   0.64     $   0.44
Distributions to shareowners:
 Net investment income                                                        (0.62)       (0.51)       (0.57)
 Net realized gain                                                            (0.02)          --        (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  (0.70)    $   0.13     $  (0.25)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   9.76     $  10.46     $  10.33
=============================================================================================================
Total return*                                                                 (0.74)%       6.36%        4.43%
Ratio of net expenses to average net assets+                                   1.14%        1.07%        1.11%
Ratio of net investment income to average net assets+                          5.65%        4.85%        5.05%
Portfolio turnover rate                                                          47%          58%          46%
Net assets, end of period (in thousands)                                   $726,719     $626,416     $536,483
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.14%        1.07%        1.11%
 Net investment income                                                         5.65%        4.85%        5.05%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.14%        1.06%        1.11%
 Net investment income                                                         5.65%        4.86%        5.05%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/11  83

--------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended         Year         Year
                                                                           3/31/11       Ended        Ended
                                                                           (unaudited)   9/30/10      9/30/09
--------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $  10.83      $  10.06     $   9.62
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.24      $   0.48     $   0.54
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.10          0.75         0.71
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   0.34      $   1.23     $   1.25
Distributions to shareowners:
 Net investment income                                                        (0.24)        (0.46)       (0.69)
 Net realized gain                                                            (0.03)           --        (0.12)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.07      $   0.77     $   0.44
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.90      $  10.83     $  10.06
==============================================================================================================
Total return*                                                                  3.20%        12.55%       14.71%
Ratio of net expenses to average net assets+                                   1.87%**       1.86%        1.94%
Ratio of net investment income to average net assets+                          4.41%**       4.71%        6.09%
Portfolio turnover rate                                                          42%**         39%          32%
Net assets, end of period (in thousands)                                   $ 80,743      $ 96,942     $107,129
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.87%**       1.86%        1.94%
 Net investment income                                                         4.41%**       4.71%        6.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.87%**       1.86%        1.94%
 Net investment income                                                         4.41%**       4.71%        6.09%
==============================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                           Year         Year         Year
                                                                           Ended        Ended        Ended
                                                                           9/30/08      9/30/07      9/30/06
-------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $  10.30     $  10.18     $  10.43
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.50     $   0.41     $   0.44
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (0.63)        0.13        (0.08)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  (0.13)    $   0.54     $   0.36
Distributions to shareowners:
 Net investment income                                                        (0.53)       (0.42)       (0.49)
 Net realized gain                                                            (0.02)          --        (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  (0.68)    $   0.12     $  (0.25)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   9.62     $  10.30     $  10.18
=============================================================================================================
Total return*                                                                 (1.43)%       5.42%        3.64%
Ratio of net expenses to average net assets+                                   1.88%        1.89%        1.88%
Ratio of net investment income to average net assets+                          4.88%        4.02%        4.31%
Portfolio turnover rate                                                          47%          58%          46%
Net assets, end of period (in thousands)                                   $105,616     $116,432     $131,814
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.88%        1.89%        1.88%
 Net investment income                                                         4.88%        4.02%        4.31%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.88%        1.88%        1.88%
 Net investment income                                                         4.88%        4.03%        4.31%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

84  Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended         Year         Year
                                                                           3/31/11       Ended        Ended
                                                                           (unaudited)   9/30/10      9/30/09
--------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $  10.76      $  10.00     $   9.56
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.24      $   0.51     $   0.57
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.10          0.72         0.68
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   0.34      $   1.23     $   1.25
Distributions to shareowners:
 Net investment income                                                        (0.24)        (0.47)       (0.69)
 Net realized gain                                                            (0.03)           --        (0.12)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.07      $   0.76     $   0.44
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.83      $  10.76     $  10.00
==============================================================================================================
Total return*                                                                  3.27%        12.59%       14.86%
Ratio of net expenses to average net assets+                                   1.75%**       1.78%        1.85%
Ratio of net investment income to average net assets+                          4.56%**       4.80%        6.12%
Portfolio turnover rate                                                          42%**         39%          32%
Net assets, end of period (in thousands)                                   $962,007      $870,348     $588,455
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.75%**       1.78%        1.85%
 Net investment income                                                         4.56%**       4.80%        6.12%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.75%**       1.78%        1.85%
 Net investment income                                                         4.56%**       4.80%        6.12%
==============================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                           Year         Year         Year
                                                                           Ended        Ended        Ended
                                                                           9/30/08      9/30/07      9/30/06
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $  10.25     $  10.12     $  10.38
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.50     $   0.42     $   0.44
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (0.64)        0.14        (0.09)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  (0.14)    $   0.56     $   0.35
Distributions to shareowners:
 Net investment income                                                        (0.53)       (0.43)       (0.49)
 Net realized gain                                                            (0.02)          --        (0.12)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  (0.69)    $   0.13     $  (0.26)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   9.56     $  10.25     $  10.12
=============================================================================================================
Total return*                                                                 (1.50)%       5.61%        3.61%
Ratio of net expenses to average net assets+                                   1.83%        1.82%        1.81%
Ratio of net investment income to average net assets+                          4.94%        4.09%        4.37%
Portfolio turnover rate                                                          47%          58%          46%
Net assets, end of period (in thousands)                                   $400,974     $404,758     $414,070
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.83%        1.82%        1.81%
 Net investment income                                                         4.94%        4.09%        4.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.83%        1.81%        1.81%
 Net investment income                                                         4.94%        4.10%        4.37%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/11  85

--------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended         Year         Year
                                                                           3/31/11       Ended        Ended
                                                                           (unaudited)   9/30/10      9/30/09
--------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                       $  11.17      $  10.38     $   9.91
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.27      $   0.56     $   0.62
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.10          0.76         0.73
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   0.37      $   1.32     $   1.35
Distributions to shareowners:
 Net investment income                                                        (0.27)        (0.53)       (0.76)
 Net realized gain                                                            (0.03)           --        (0.12)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.07      $   0.79     $   0.47
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  11.24      $  11.17     $  10.38
==============================================================================================================
Total return*                                                                  3.43%        13.07%       15.45%
Ratio of net expenses to average net assets+                                   1.39%**       1.41%        1.44%
Ratio of net investment income to average net assets+                          4.92%**       5.18%        6.58%
Portfolio turnover rate                                                          42%**         39%          32%
Net assets, end of period (in thousands)                                   $167,710      $154,846     $114,962
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.39%**       1.41%        1.44%
 Net investment income                                                         4.92%**       5.18%        6.58%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.39%**       1.41%        1.44%
 Net investment income                                                         4.92%**       5.18%        6.58%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------
                                                                           Year         Year       Year
                                                                           Ended        Ended      Ended
                                                                           9/30/08      9/30/07    9/30/06
-----------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                       $  10.62     $ 10.50    $ 10.76
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.57     $  0.49    $  0.52
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       (0.65)       0.14      (0.09)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  (0.08)    $  0.63    $  0.43
Distributions to shareowners:
 Net investment income                                                        (0.61)      (0.51)     (0.57)
 Net realized gain                                                            (0.02)         --      (0.12)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  (0.71)    $  0.12    $ (0.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   9.91     $ 10.62    $ 10.50
===========================================================================================================
Total return*                                                                 (0.92)%      6.08%      4.20%
Ratio of net expenses to average net assets+                                   1.33%       1.28%      1.27%
Ratio of net investment income to average net assets+                          5.46%       4.66%      4.90%
Portfolio turnover rate                                                          47%         58%        46%
Net assets, end of period (in thousands)                                   $101,361     $87,204    $58,592
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.33%       1.28%      1.27%
 Net investment income                                                         5.46%       4.66%      4.90%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.33%       1.28%      1.27%
 Net investment income                                                         5.46%       4.66%      4.90%
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

86  Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

--------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended         Year        Year
                                                                           3/31/11       Ended       Ended
                                                                           (unaudited)   9/30/10     9/30/09
-------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $    11.00    $  10.23    $   9.78
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $     0.30    $   0.65    $   0.71
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.11        0.72        0.67
--------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $     0.41    $   1.37    $   1.38
Distributions to shareowners:
 Net investment income                                                          (0.31)      (0.60)      (0.81)
 Net realized gain                                                              (0.03)         --       (0.12)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $     0.07    $   0.77    $   0.45
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $    11.07    $  11.00    $  10.23
==============================================================================================================
Total return*                                                                    3.80%      13.75%      16.11%
Ratio of net expenses to average net assets+                                     0.73%**     0.69%       0.70%
Ratio of net investment income to average net assets+                            5.63%**     5.96%       7.25%
Portfolio turnover rate                                                            42%**       39%         32%
Net assets, end of period (in thousands)                                   $1,552,021    $664,149    $226,994
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    0.73%**     0.69%       0.70%
 Net investment income                                                           5.63%**     5.96%       7.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    0.73%**     0.69%       0.70%
 Net investment income                                                           5.63%**     5.96%       7.25%
==============================================================================================================


-----------------------------------------------------------------------------------------------------------
                                                                           Year        Year       Year
                                                                           Ended       Ended      Ended
                                                                           9/30/08     9/30/07    9/30/06
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $ 10.47     $ 10.35    $ 10.60
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.62     $  0.53    $  0.54
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.63)       0.13      (0.05)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (0.01)    $  0.66    $  0.49
Distributions to shareowners:
 Net investment income                                                       (0.66)      (0.54)     (0.62)
 Net realized gain                                                           (0.02)         --      (0.12)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (0.69)    $  0.12    $ (0.25)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.78     $ 10.47    $ 10.35
===========================================================================================================
Total return*                                                                (0.27)%      6.54%      4.89%
Ratio of net expenses to average net assets+                                  0.68%       0.84%      0.67%
Ratio of net investment income to average net assets+                         6.21%       5.12%      5.56%
Portfolio turnover rate                                                         47%         58%        46%
Net assets, end of period (in thousands)                                   $71,943     $30,935    $ 7,968
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 0.68%       0.84%      0.67%
 Net investment income                                                        6.21%       5.12%      5.56%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.68%       0.84%      0.67%
 Net investment income                                                        6.21%       5.12%      5.56%
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/11  87

-------------------------------------------------------------------------------------------------------------
                                                                                      Six Months
                                                                                      Ended         Year
                                                                                      3/31/11       Ended
                                                                                      (unaudited)   9/30/10
-------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                  $ 10.98       $ 10.21
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                         $  0.30       $  0.64
 Net realized and unrealized gain on investments and foreign currency transactions       0.10          0.72
-------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                             $  0.40       $  1.36
Distributions to shareowners:
 Net investment income                                                                  (0.30)        (0.59)
 Net realized gain                                                                      (0.03)          --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  0.07       $  0.77
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $ 11.05       $ 10.98
=============================================================================================================
Total return*                                                                            3.77%        13.67%
Ratio of net expenses to average net assets+                                             0.78%**       0.79%
Ratio of net investment income to average net assets+                                    5.52%**       5.81%
Portfolio turnover rate                                                                    42%**         39%
Net assets, end of period (in thousands)                                              $53,574       $41,175
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                            0.78%**       0.79%
 Net investment income                                                                   5.52%**       5.81%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            0.78%**       0.79%
 Net investment income                                                                   5.52%**       5.81%
=============================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                     Year       Year       7/6/07 (a)
                                                                                     Ended      Ended      to
                                                                                     9/30/09    9/30/08    9/30/07
---------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                 $  9.81    $ 10.46    $ 10.29
---------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                        $  0.71    $ (0.13)   $  0.13
 Net realized and unrealized gain on investments and foreign currency transactions      0.61       0.16       0.17
---------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                            $  1.32    $  0.03    $  0.30
Distributions to shareowners:
 Net investment income                                                                 (0.80)     (0.66)     (0.13)
 Net realized gain                                                                     (0.12)     (0.02)        --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                           $  0.40    $ (0.65)   $  0.17
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 10.21    $  9.81    $ 10.46
=====================================================================================================================
Total return*                                                                          15.43%      0.17%      2.90%(b)
Ratio of net expenses to average net assets+                                            0.80%      0.71%      0.69%**
Ratio of net investment income to average net assets+                                   6.96%      6.21%      5.24%**
Portfolio turnover rate                                                                   32%        47%        58%(b)
Net assets, end of period (in thousands)                                             $14,187    $ 3,180    $   102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           0.80%      0.71%      0.69%**
 Net investment income                                                                  6.96%      6.21%      5.24%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           0.80%      0.71%      0.69%**
 Net investment income                                                                  6.96%      6.21%      5.24%**
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

88  Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Notes to Financial Statements | 3/31/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    89

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At March 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed


90    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
   income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    91

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2010 was as follows:


----------------------------------------------
                                          2010
----------------------------------------------
Distributions paid from:
Ordinary income                   $125,561,550
Long-term capital gain                      --
----------------------------------------------
   Total                          $125,561,550
==============================================


   The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2010.


--------------------------------------------------
                                              2010
--------------------------------------------------
Distributable earnings:
Undistributed ordinary income         $ 18,295,025
Dividends payable                       (3,332,168)
Unrealized appreciation                200,151,476
--------------------------------------------------
   Total                              $215,114,333
==================================================


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds, defaulted bonds and interest accruals on preferred stock.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A


92    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

   (UniCredit), earned $210,258 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2011.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.


G. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    93
   is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended March 31, 2011 was $3,187.

   At March 31, 2011, open futures contracts were as follows:


-----------------------------------------------------------------------------------
                          Number of
                          Contracts         Settlement                   Unrealized
Type                      Long/(Short)      Month           Value        Gain/(Loss)
-----------------------------------------------------------------------------------
U.S. 10 Year Note            (1,595)        6/11        $189,852,850     $ (104,875)
U.S. 2 Year Note (CBT)         (849)        6/11         185,183,880       (132,656)
U.S. 5 Year Note (CBT)       (1,378)        6/11         160,936,620       (301,438)
U.S. Long Bond                  (88)        6/11          10,576,720        (40,172)
U.S. Ultra Bond                 411         6/11          50,783,160        754,368
-----------------------------------------------------------------------------------
                                                                         $  175,227
===================================================================================


H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


I. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the


94    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
   borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,239 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended March 31, 2011, such out-of-pocket expenses by class of shares were as follows:


----------------------------------------------
Shareholder Communications:
----------------------------------------------
Class A                             $  795,280
Class B                                 44,516
Class C                                341,180
Class Y                                557,797
Class R                                197,752
Class Z                                  7,109
----------------------------------------------
   Total                            $1,943,634
==============================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
95

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $631,267 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2011.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,721 in distribution fees payable to PFD at March 31, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2011, CDSCs in the amount of $183,228 were paid to PFD.


96    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended March 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At March 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. At March 31, 2011, the Fund's gross forward currency settlement contracts receivable and payable were $5,057,881 and $5,053,728, respectively, resulting in a net receivable of $4,153. The average value of contracts open during the six months ended March 31, 2011 was $80,082,143. Open portfolio hedges at March 31, 2011 were as follows:


-------------------------------------------------------------------------------------------------
                   Net                                                               Net
                   Contracts to    In Exchange        Settlement                     Unrealized
Currency           deliver         For USD            Date          Value            Gain (Loss)
-------------------------------------------------------------------------------------------------
AUD
  (Australian
   Dollar)          (4,880,000)    $ (5,006,919)      6/15/11       $ (5,006,919)            $--
EUR
  (Euro)           (14,200,000)     (19,567,174)      6/8/11         (20,136,608)       (569,434)
EUR
  (Euro)           (84,700,000)    (116,919,887)      6/15/11       (120,093,250)     (3,173,363)
-------------------------------------------------------------------------------------------------
  Total                                                                              $(3,742,797)
=================================================================================================


7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2011, the Fund had no borrowings under this agreement.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    97

8. Unfunded Loan Commitments

As of March 31, 2011, the fund had unfunded loan commitments of approximately $1,283,333 (excluding unrealized appreciation on those commitments of $4,813 as of March 31, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:


----------------------------------------------------------------------------------------------
                                                                                    Net
                                                                                    Unrealized
Loan                                    Shares        Cost            Value         Gain
----------------------------------------------------------------------------------------------
Inventiv Health, Inc. Term B-2 Loan     1,283,333     $1,283,333      $1,288,146    $4,813
----------------------------------------------------------------------------------------------
   Total                                                                            $4,813
==============================================================================================

In addition, the Fund had the following bridge loan commitments outstanding as of March 31, 2011:


-------------------------------------------------------------------------------------------
                                                                                 Net
                                                                                 Unrealized
Loan                                Shares         Cost            Value         Gain
-------------------------------------------------------------------------------------------
Kindred Healthcare, Inc., Bridge
 Loan, 2/7/12                        7,000,000     $ 7,000,000     $ 7,000,000   $--
EchoStar Corp, Bridge Loan,
 1/31/19                            19,100,000     $19,100,000     $19,100,000   $--
Emergency Medical, Bridge Loan,
 3/1/12                             10,600,000     $10,600,000     $10,600,000   $--
-------------------------------------------------------------------------------------------
   Total                                                                         $--
===========================================================================================


9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2011 were as follows:


--------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                    Asset Derivatives 2011          Liabilities Derivatives 2011
Standards Codification          -------------------------------   --------------------------------
(ASC) 815 (formerly FASB        Balance Sheet                     Balance Sheet
Statement 133)                  Location            Value         Location           Value
--------------------------------------------------------------------------------------------------
 Interest Rate Futures          Receivables         $315,188      Payables           $       --
 Foreign Exchange Contracts     Receivables         $  4,153      Payables           $3,742,797
--------------------------------------------------------------------------------------------------
    Total                                           $319,341                         $3,742,797
==================================================================================================


98    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2011 was as follows:


------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                                                          Change in
Hedging Instruments                                                       Realized        Unrealized
Under Accounting                                                          Loss on         Gain or (Loss)
Standards Codification         Location of Gain or (Loss)                 Derivatives     on Derivatives
(ASC) 815 (formerly FASB       On Derivatives Recognized                  Recognized      Recognized
Statement 133)                 in Income                                  in Income       in Income
------------------------------------------------------------------------------------------------------
Interest Rate Futures          Net realized gain on futures contracts     $2,192,982
Interest Rate Futures          Change in net unrealized gain                              $ 1,767,623
                               (loss) on futures contracts
Foreign Exchange Contracts     Net realized loss on forward               $  964,726
                               foreign currency contracts and
                               other assets and liabilities
                               denominated in foreign currencies
Foreign Exchange Contracts     Change in unrealized gain (loss) on                        $(3,582,291)
                               forward foreign currency contracts
                               and other assets and liabilities
                               denominated in foreign currencies


10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    99

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


100    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010, and in the first quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio. The Trustees


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    101
also noted that the Fund's median account size was significantly smaller than its mean account size.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


102    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    103

Trustees, Officers and Service Providers


Trustees                                  Officers
John F. Cogan, Jr., Chairman              John F. Cogan, Jr., President
David R. Bock                             Daniel K. Kingsbury, Executive
Mary K. Bush                                Vice President
Benjamin M. Friedman                      Mark E. Bradley, Treasurer
Margaret B.W. Graham                      Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


104    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

                           This page for your notes.

              Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    105

                           This page for your notes.

106    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

                           This page for your notes.

              Pioneer Strategic Income Fund | Semiannual Report | 3/31/11    107

                           This page for your notes.

108    Pioneer Strategic Income Fund | Semiannual Report | 3/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 27, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 27, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 27, 2011

* Print the name and title of each signing officer under his or her signature.